EXHIBIT 4.1

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                                                                  EXECUTION COPY



                                    INDENTURE


                                     between


               THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1,
                                    as Issuer


                                       and


                         U.S. BANK NATIONAL ASSOCIATION,
                              as Indenture Trustee


                                  Relating To:
                The National Collegiate Student Loan Trust 2005-1


                          Dated as of February 1, 2005

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                THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1

Reconciliation and tie between Trust Indenture Act of 1939, as amended (the "Trust Indenture Act" or "TIA") and this Indenture of Trust, dated as of February 1, 2005.


      TRUST INDENTURE ACT SECTION               INDENTURE SECTION

           Section 310(a)(1)                          6.11
           Section 310(a)(3)                          9.08
           Section 310(b)                             6.11
           Section 313(c)                             3.24, 9.07
           Section 314(c)                             8.13
           Section 314(d)(1)                          8.13
           Section 318                                9.08


____________________
     NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

Attention should also be directed to Section 318(c) of the Trust Indenture Act, which provides that the provisions of Sections 310 to and including 317 of the Trust Indenture Act are a part of and govern every qualified indenture, whether or not physically contained therein.

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                                TABLE OF CONTENTS

                                                                            Page


                                    ARTICLE I
                              Definitions and Usage

SECTION 1.01     Definitions and Usage.........................................2


                                   ARTICLE II
                                    The Notes

SECTION 2.01     Form..........................................................2
SECTION 2.02     Execution, Authentication and Delivery........................3
SECTION 2.03     Temporary Notes...............................................3
SECTION 2.04     Registration; Registration of Transfer and Exchange...........4
SECTION 2.05     Mutilated, Destroyed, Lost or Stolen Notes...................12
SECTION 2.06     Persons Deemed Owner.........................................13
SECTION 2.07     Payment of Principal and Interest; Defaulted Interest........13
SECTION 2.08     Cancellation.................................................14
SECTION 2.09     Release of Collateral........................................14
SECTION 2.10     Book-Entry Notes.............................................14
SECTION 2.11     Notices to Clearing Agency...................................15
SECTION 2.12     Definitive Notes.............................................15
SECTION 2.13     Tax Treatment................................................16


                                   ARTICLE III
                                    Covenants

SECTION 3.01     Payment to Noteholders.......................................16
SECTION 3.02     Maintenance of Office or Agency..............................16
SECTION 3.03     Money for Payments To Be Held in Trust.......................16
SECTION 3.04     Existence....................................................18
SECTION 3.05     Protection of Indenture Trust Estate.........................18
SECTION 3.06     Opinions as to Indenture Trust Estate........................18
SECTION 3.07     Performance of Obligations; Servicing of
                 Financed Student Loans.......................................19
SECTION 3.08     Negative Covenants...........................................20
SECTION 3.09     Annual Statement as to Compliance............................21
SECTION 3.10     Issuer May Consolidate, etc., Only on Certain Terms..........21
SECTION 3.11     Successor or Transferee......................................23
SECTION 3.12     No Other Business............................................23
SECTION 3.13     No Borrowing.................................................23
SECTION 3.14     Disposing of Financed Student Loans..........................23
SECTION 3.15     Guarantees, Loans, Advances and Other Liabilities............24
SECTION 3.16     Capital Expenditures.........................................24
SECTION 3.17     Restricted Payments..........................................24
SECTION 3.18     Notice of Events of Default..................................25
SECTION 3.19     Further Instruments and Acts.................................25



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SECTION 3.20     Additional Covenants.........................................25
SECTION 3.21     Covenant Regarding Financed Student Loans....................26
SECTION 3.22     Additional Representations of the Issuer.....................27
SECTION 3.23     Issuer Separateness Covenants................................28
SECTION 3.24     Reports by Issuer............................................29
SECTION 3.25     Rule 144A Information........................................30


                                   ARTICLE IV
                           Satisfaction and Discharge

SECTION 4.01     Satisfaction and Discharge of Indenture......................30
SECTION 4.02     Application of Trust Money...................................31
SECTION 4.03     Repayment of Moneys Held by Paying Agent.....................31


                                    ARTICLE V
                                    Remedies

SECTION 5.01     Events of Default............................................31
SECTION 5.02     Acceleration of Maturity; Rescission and Annulment...........33
SECTION 5.03     Collection of Indebtedness and Suits for Enforcement
                 by Indenture Trustee.........................................33
SECTION 5.04     Remedies; Priorities.........................................35
SECTION 5.05     Optional Preservation of the Financed Student Loans..........38
SECTION 5.06     Limitation of Suits..........................................39
SECTION 5.07     Unconditional Rights of Noteholders To Receive
                 Principal and Interest.......................................39
SECTION 5.08     Restoration of Rights and Remedies...........................40
SECTION 5.09     Rights and Remedies Cumulative...............................40
SECTION 5.10     Delay or Omission Not a Waiver...............................40
SECTION 5.11     Control by Noteholders.......................................40
SECTION 5.12     Waiver of Past Defaults......................................41
SECTION 5.13     Undertaking for Costs........................................41
SECTION 5.14     Waiver of Stay or Extension Laws.............................41
SECTION 5.15     Action on Notes..............................................41
SECTION 5.16     Performance and Enforcement of Certain Obligations...........42
SECTION 5.17     Notice of Defaults...........................................42


                                   ARTICLE VI
                              The Indenture Trustee

SECTION 6.01     Duties of Indenture Trustee..................................42
SECTION 6.02     Rights of Indenture Trustee..................................44
SECTION 6.03     Individual Rights of Indenture Trustee.......................45
SECTION 6.04     Indenture Trustee's Disclaimer...............................45
SECTION 6.05     Notice of Defaults...........................................45
SECTION 6.06     Reports by Indenture Trustee to Noteholders..................45
SECTION 6.07     Compensation and Indemnity...................................45
SECTION 6.08     Replacement of Indenture Trustee.............................46
SECTION 6.09     Successor Indenture Trustee by Merger........................47
SECTION 6.10     Appointment of Co-Trustee or Separate Trustee................47



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SECTION 6.11     Eligibility; Disqualification................................48
SECTION 6.12     Back-up Certification........................................48


                                   ARTICLE VII
                         Noteholders' Lists and Reports

SECTION 7.01     Issuer To Furnish Indenture Trustee Names and
                 Addresses of Noteholders.....................................49
SECTION 7.02     Preservation of Information; Communications to
                 Noteholders..................................................49
SECTION 7.03     Reports by Issuer............................................49


                                  ARTICLE VIII
                      Accounts, Disbursements and Releases

SECTION 8.01     Collection of Money..........................................49
SECTION 8.02     Trust Accounts...............................................50
SECTION 8.03     General Provisions Regarding Accounts........................54
SECTION 8.04     Release of Indenture Trust Estate............................55
SECTION 8.05     Opinion of Counsel...........................................55
SECTION 8.06     Cost of Issuance Account.....................................55
SECTION 8.07     Application of Collections...................................55
SECTION 8.08     Reserve Account..............................................56
SECTION 8.09     Statements to Noteholders....................................57
SECTION 8.10     [Reserved]...................................................59
SECTION 8.11     Advances.....................................................59


                                   ARTICLE IX
                             Supplemental Indentures

SECTION 9.01     Supplemental Indentures Without Consent of Noteholders.......59
SECTION 9.02     Supplemental Indentures with Consent of Noteholders..........60
SECTION 9.03     Execution of Supplemental Indentures.........................61
SECTION 9.04     Effect of Supplemental Indenture.............................61
SECTION 9.05     [Reserved]...................................................62
SECTION 9.06     Reference in Notes to Supplemental Indentures................62
SECTION 9.07     Conformity With the Trust Indenture Act......................62


                                    ARTICLE X
                             Reporting Requirements

SECTION 10.01    Annual Statement as to Compliance............................62
SECTION 10.02    Annual Independent Public Accountants' Servicing Report......62


                                   ARTICLE XI
                                  Miscellaneous

SECTION 11.01    Compliance Certificates and Opinions, etc....................62
SECTION 11.02    Form of Documents Delivered to Indenture Trustee.............63
SECTION 11.03    Acts of Noteholders..........................................64
SECTION 11.04    Notices, etc., to Indenture Trustee, Issuer and
                 Rating Agencies..............................................64



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SECTION 11.05    Notices to Noteholders; Waiver...............................65
SECTION 11.06    Alternate Payment and Notice Provisions......................65
SECTION 11.07    [Reserved]...................................................66
SECTION 11.08    Effect of Headings and Table of Contents.....................66
SECTION 11.09    Successors and Assigns.......................................66
SECTION 11.10    Separability.................................................66
SECTION 11.11    Benefits of Indenture........................................66
SECTION 11.12    Legal Holidays...............................................66
SECTION 11.13    Governing Law................................................66
SECTION 11.14    Counterparts.................................................66
SECTION 11.15    Recording of Indenture.......................................66
SECTION 11.16    Trust Obligations............................................67
SECTION 11.17    No Petition..................................................67
SECTION 11.18    Inspection...................................................67
SECTION 11.19    Third-Party Beneficiaries....................................68


APPENDIX A               Definitions and Usage


SCHEDULE A               Schedule of Financed Student Loans
SCHEDULE B               [Reserved]
SCHEDULE B               List of TERI Guarantee Agreements
SCHEDULE C               List of Student Loan Purchase Agreements


EXHIBIT A-1              Form of Class A-1 Note
EXHIBIT A-2              Form of Class A-2 Note
EXHIBIT A-3              Form of Class A-3 Note
EXHIBIT A-4              Form of Class A-4 Note
EXHIBIT A-5              Form of Class A-5 Note
EXHIBIT A-6              Form of Class A-IO Note
EXHIBIT A-7              Form of Class B Note
EXHIBIT A-8              Form of Class C Note
EXHIBIT B                [Reserved]
EXHIBIT C                Form of Transferee Letter
EXHIBIT D                Form of Rule 144A Certification
EXHIBIT E                Form of Transfer Certificate for Rule 144A Global Note
                         to Regulation S Global Note during Restricted Period
EXHIBIT F                Form of Transfer Certificate for Rule 144A Global Note
                         to Regulation S Global Note after Restricted Period
EXHIBIT G                Form of Transfer Certificate for Regulation S Global
                         Note to Rule 144A Global Note during Restricted Period
EXHIBIT H                Form of Transfer Certificate for Regulation S Global
                         Note during Restricted Period
EXHIBIT I                Indenture Trustee Back-up Certification



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         INDENTURE dated as of February 1, 2005, between THE NATIONAL COLLEGIATE
STUDENT LOAN TRUST 2005-1, a Delaware statutory trust (the "Issuer"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee and not in its individual capacity (the "Indenture Trustee").


                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Issuer is duly created as a statutory trust under the laws of the State of Delaware and by proper action has duly authorized the execution and delivery of this Indenture, which Indenture provides for the issuance of student loan asset-backed notes to finance the acquisition of certain student loans from The National Collegiate Funding LLC (the "Depositor") and the payment to holders of the Notes; and

         WHEREAS, this Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act" or "TIA"), that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions;

         NOW, THEREFORE, each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Issuer's Class A-1 Notes (the "Class A-1 Notes"), Class A-2 Notes (the "Class A-2 Notes"), Class A-3 Notes (the "Class A-3 Notes"), Class A-4 Notes (the "Class A-4 Notes"), Class A-5 Notes (the "Class A-5 Notes"), Class A-IO Notes (the "Class A-IO Notes"), Class B Notes (the "Class B Notes"), Class C Notes (the "Class C Notes" and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-IO Notes and the Class B Notes, the "Notes"):


                                 GRANTING CLAUSE

The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the holders of the Notes, all the Issuer's right, title and interest in and to the following:

                  (a) the Student Loans, and all obligations of the Obligors thereunder including all moneys paid thereunder on or after the Cutoff Date;

                  (b) all Servicing Agreements and all Student Loan Purchase Agreements, including the right of the Issuer to cause the Sellers to repurchase or the Servicers to purchase, Student Loans from the Issuer under circumstances described therein;

                  (c) each Guarantee Agreement, including the right of the Issuer to cause the Guarantee Agency to make Guarantee Payments in respect of the Student Loans, the TERI Deposit and Security Agreement and the TERI Pledge Fund as the same relate to the Student Loans and the proceeds thereof, and each of the other Basic Documents;

                  (d) all funds on deposit from time to time in the Trust Accounts related to the Notes (and sub-accounts thereof), including the Reserve Account Initial Deposit; and

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                  (e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, "Collateral").

The foregoing Grant is made in trust to secure the payment of principal of and/or interest on, as applicable, and any other amounts owing in respect of, the Notes, equally and ratably, without prejudice, priority or distinction, except as otherwise provided for herein, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

The Indenture Trustee, as Indenture Trustee on behalf of the holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the holders of the Notes may be adequately and effectively protected.


                                   ARTICLE I

                              Definitions and Usage

                  SECTION 1.01 DEFINITIONS AND USAGE. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not defined herein are defined in Appendix A hereto, which also contain rules as to usage that shall be applicable herein.


                                   ARTICLE II

                                    The Notes

                  SECTION 2.01 FORM. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1 through A-8, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits A-1 through A-8, are part of the terms of this Indenture.



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                  SECTION 2.02 EXECUTION, AUTHENTICATION AND DELIVERY. The Notes
shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

The Indenture Trustee shall upon an Issuer Order authenticate and deliver Notes for original issue in (i) an aggregate principal amount of $248,980,000 with respect to the Class A-1 Notes, $127,000,000 with respect to the Class A-2 Notes, $157,240,000 with respect to the Class A-3 Notes, $159,720,000 with respect to the Class A-4 Notes, $163,830,000 with respect to the Class A-5 Notes, $46,360,000 with respect to the Class B Notes, and $48,370,000 with respect to the Class C Notes, and (ii) an aggregate Notional Amount of $163,830,000 with respect to the Class A-IO Notes. As of any date of determination, the Notional Amount of the Class A-IO Notes shall equal the aggregate principal amount of the Class A-5 Notes; PROVIDED, HOWEVER after December 28, 2009, the Notional Amount of the Class A-IO Notes shall equal $0.

Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in minimum denominations (or in the case of the Class A-IO Notes, minimum Notional Amounts) of $50,000 and in integral multiples of $1 in excess thereof.

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  SECTION 2.03 TEMPORARY NOTES. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the holder of the Notes. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like initial principal amount or initial Notional Amount, as applicable, of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.



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                  SECTION 2.04 REGISTRATION; REGISTRATION OF TRANSFER AND
EXCHANGE. (a) The Indenture Trustee shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers and exchanges of Notes as herein provided. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor.

                  (b) If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the holders of the Notes and the principal amounts or Notional Amounts, as applicable, and number of such Notes.

                  (c) The Issuer initially appoints the Indenture Trustee to act as custodian with respect to the Notes. The Securities Legend shall be placed on each Private Note.

                  (d) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the holder of the Notes thereof or such holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

                  (e) No service charge shall be made to a holder of the Notes for any registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or
9.06 not involving any transfer.

                  (f) On the Closing Date, the Issuer will execute and the Indenture Trustee will, upon Issuer Order, authenticate one or more Global Notes in an aggregate principal amount (or, in the case of the Class A-IO Notes, Notional Amount) that shall equal the applicable Original Principal Balance for each Class of Notes.

         The Global Notes, pursuant to the Depository's instructions, shall be delivered by the Administrator on behalf of the Depository to and deposited with the DTC Custodian, and shall be registered in the name of Cede & Co. and shall bear a legend substantially to the following effect:

                  "Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation



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                  ("DTC"), to the Issuer or its agent for registration of
                  transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

         The Global Notes may be deposited with such other Depository as the Administrator may from time to time designate, and shall bear such legend as may be appropriate; PROVIDED that such successor Depository maintains a book-entry system that qualifies to be treated as "registered form" under Section 163(f) of the Code.

The Issuer and the Indenture Trustee are hereby authorized to execute and deliver a Note Depository Agreement with the Depository relating to the Global Notes.

                  (g) With respect to Notes registered in the Note Register in the name of Cede & Co., as nominee of the Depository, the Administrator, the Back-Up Administrator, the Owner Trustee and the Indenture Trustee shall have no responsibility or obligation to Participants or Indirect Participants or Beneficial Owners for which the Depository holds Notes from time to time as a Depository. Without limiting the immediately preceding sentence, the Administrator, the Back-Up Administrator, the Owner Trustee and the Indenture Trustee shall have no responsibility or obligation with respect to (a) the accuracy of the records of the Depository, Cede & Co., or any Participant or Indirect Participant or Beneficial Owners with respect to the ownership interest in the Notes, (b) the delivery to any Participant or Indirect Participant or any other Person, other than a registered Noteholder, (c) the payment to any Participant or Indirect Participant or any other Person, other than a registered Noteholder as shown in the Note Register, of any amount with respect to any distribution of principal or interest on the Notes or (d) the making of book-entry transfers among Participants of the Depository with respect to Notes registered in the Note Register in the name of the nominee of the Depository. No Person other than a registered Noteholder as shown in the Note Register shall receive a Note evidencing such Note.

                  (h) Upon delivery by the Depository to the Indenture Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of distributions by the mailing of checks or drafts to the registered Noteholder appearing as registered owners in the Note Register on a Record Date, the name "Cede & Co." in this Indenture shall refer to such new nominee of the Depository.

                  (i) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Note at the office of the Note Registrar and, upon satisfaction of the conditions set forth below, the Issuer shall execute in the name of the designated transferee or transferees, a new Note of the same principal balance or Notional Amount and dated the date of authentication



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by the Indenture Trustee. The Note Registrar shall notify the Administrator and the Indenture Trustee of any such transfer.

         By acceptance of an Individual Note relating to a Private Note, whether upon original issuance or subsequent transfer, each holder of such a Private Note acknowledges the restrictions on the transfer of such Private Note set forth in the Securities Legend and agrees that it will transfer such a Private Note only as provided herein. The Note Registrar shall register the transfer of any Individual Note relating to a Private Note if prior to the transfer the transferee furnishes to the Note Registrar a Transferee Letter in the form of Exhibit C hereto, provided that, if based upon an Opinion of Counsel to the effect that the delivery of such Transferee Letter is not sufficient to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Note Registrar may as a condition of the registration of any such transfer require the transferor to furnish other certifications, legal opinions or other information prior to registering the transfer of an Individual Note relating to a Private Note.

                  (j) Subject to Section 2.04(n), so long as a Global Note relating to a Private Note remains outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in the Global Note relating to a Private Note, or transfers by holders of Individual Notes relating to a Private Note to transferees that take delivery in the form of beneficial interests in the Global Note relating to a Private Note, may be made only in accordance with this Section 2.04(j) and in accordance with the rules of the Depository.

                  (i) RULE 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE DURING THE RESTRICTED PERIOD. If, during the Restricted Period, a Beneficial Owner of an interest in a Rule 144A Global Note wishes at any time to transfer its beneficial interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Note, such Beneficial Owner may, in addition to complying with all applicable rules and procedures of the Depository and Clearstream or Euroclear applicable to transfers by their respective participants (the "Applicable Procedures"), transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in the Regulation S Global Note only upon compliance with the provisions of this Section 2.04(j)(i). Upon receipt by the Note Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant's account a beneficial interest in the Regulation S Global Note in an amount equal to the denomination of the beneficial interest in the Rule 144A Global Note to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Depository Participant to be debited for, such beneficial interest, and (3) a certificate in the form of Exhibit E hereto given by the Beneficial Owner that is transferring such interest, the Note Registrar shall instruct the Depository to reduce the denomination of the Rule 144A Global Note by the denomination of the beneficial interest in the Rule 144A Global Note to be



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                  so transferred and, concurrently with such reduction, to
                  increase the denomination of the Regulation S Global Note by the denomination of the beneficial interest in the Rule 144A Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Regulation S Global Note having a denomination equal to the amount by which the denomination of the Rule 144A Global Note was reduced upon such transfer.

                  (ii) RULE 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE AFTER THE RESTRICTED PERIOD. If, after the Restricted Period, a Beneficial Owner of an interest in a Rule 144A Global Note wishes at any time to transfer its beneficial interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Note, such holder may, in addition to complying with all Applicable Procedures, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in a Regulation S Global Note only upon compliance with the provisions of this Section 2.04(j)(ii). Upon receipt by the Note Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant's account a beneficial interest in the Regulation S Global Note in an amount equal to the denomination of the beneficial interest in the Rule 144A Global Note to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant (and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Depository Participant to be debited for, such beneficial interest, and (3) a certificate in the form of Exhibit F hereto given by the Beneficial Owner that is transferring such interest, the Note Registrar shall instruct the Depository to reduce the denomination of the Rule 144A Global Note by the aggregate denomination of the beneficial interest in the Rule 144A Global Note to be so transferred and, concurrently with such reduction, to increase the denomination of the Regulation S Global Note by the aggregate denomination of the beneficial interest in the Rule 144A Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Regulation S Global Note having a denomination equal to the amount by which the denomination of the Rule 144A Global Note was reduced upon such transfer.

                  (iii) REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL NOTE. If the Beneficial Owner of an interest in a Regulation S Global Note wishes at any time to transfer its beneficial interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such holder may, in addition to complying with all Applicable Procedures, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in the Rule 144A Global Note only upon compliance with the provisions of this Section 2.04(j)(iii). Upon receipt by the Note Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant's account a beneficial interest in the Rule 144A Global Note in an amount equal to the denomination of the beneficial interest in the Regulation S Global Note to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant to be credited with, and the account of the Depository Participant (or, if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may be) to be debited for such beneficial interest, and (3) with respect to a transfer of a beneficial interest in the Regulation S Global Note for a beneficial interest in the related Rule 144A Global Note (i) during the Restricted Period, a certificate in the form of Exhibit G hereto given by the Beneficial Owner, or (ii) after the Restricted Period, a Rule 144A Certification in the form of Exhibit D hereto from the transferee to the effect that such transferee is a Qualified Institutional Buyer, the Note Registrar shall instruct the Depository to reduce the denomination of the Regulation S Global Note by the denomination of the beneficial interest in the Regulation S Global Note to be transferred, and, concurrently with such reduction, to increase the denomination of the Rule 144A Global Note by the aggregate denomination of the beneficial interest in the Regulation S Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Rule 144A Global Note having a denomination equal to the amount by which the denomination of the Regulation S Global Note was reduced upon such transfer.

                  (iv) TRANSFERS WITHIN REGULATION S GLOBAL NOTES DURING RESTRICTED PERIOD. If, during the Restricted Period, the Beneficial Owner of an interest in a Regulation S Global Note wishes at any time to transfer its beneficial interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of a Regulation S Global Note, such Beneficial Owner may transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in such Regulation S Global Note only upon compliance with the provisions of this Section 2.04(j)(iv) and all Applicable Procedures. Upon receipt by the Note Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant's account a beneficial interest in such Regulation S Global Note in an amount equal to the denomination of the beneficial interest to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant to be credited with, and the account of the Depository Participant (or, if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest and (3) a certificate in the form of Exhibit H hereto given by the transferee, the Note Registrar shall instruct the Depository to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Regulation S Global Note having a denomination equal to the amount specified in such instructions by which the account to be debited was reduced upon such transfer. The Note Registrar shall not be required to monitor compliance by Beneficial Owners of the provisions of this Section 2.04(j)(iv).

                  (k) Any and all transfers from a Global Note relating to a Private Note to a transferee wishing to take delivery in the form of an Individual Note relating to a Private Note will require the transferee to take delivery subject to the restrictions on the transfer of such Individual Note relating to a Private Note described on the face of such Note, and such transferee agrees that it will transfer such Individual Note relating to a Private Note only as provided therein and herein. No such transfer shall be made and the Note Registrar shall not register any such transfer unless such transfer is made in accordance with this Section 2.04(k).

                           (i) Transfers of a beneficial interest in a Global Note relating to a Private Note to a Qualified Institutional Buyer or a Regulation S Investor wishing to take delivery in the form of an Individual Note relating to a Private Note will be registered by the Note Registrar only upon compliance with the provisions of Section 2.04(j) and if the Note Registrar is provided with a Rule 144A Certification or a Regulation S Transfer Certificate, as applicable.

                           (ii) Notwithstanding the foregoing, no transfer of a beneficial interest in a Regulation S Global Note to an Individual Note relating to a Private Note shall be made prior to the expiration of the Restricted Period. Upon acceptance for exchange or transfer of a beneficial interest in a Global Note for an Individual Note relating to a Private Note, as provided herein, the Note Registrar shall endorse on the schedule affixed to the related Global Note (or on a continuation of such schedule affixed to such Global Note and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and a decrease in the denomination of such Global Note equal to the denomination of such Individual Note relating to a Private Note issued in exchange therefor or upon transfer thereof. Unless determined otherwise by the Administrator in accordance with applicable law, an Individual Note relating to a Private Note issued upon transfer of or exchange for a beneficial interest in the Global Note shall bear the Securities Legend.

                  (l) TRANSFERS OF INDIVIDUAL NOTE TO THE GLOBAL NOTES. If a Holder of an Individual Note relating to a Private Note wishes at any time to transfer such Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the related Regulation S Global Note or the related Rule 144A Global Note, such transfer may be effected only in accordance with the Applicable Procedures, and this Section 2.04(l). Upon receipt by the Note Registrar at the Corporate Trust Office of (1) the Individual Note relating to a Private Note to be transferred with an assignment and transfer, (2) written instructions given in accordance with the Applicable Procedures from a Depository Participant directing the Note Registrar to credit or cause to be credited to another specified Depository Participant's account a beneficial interest in such Regulation S Global Note or such Rule 144A Global Note, as the case may be, in an amount equal to the denomination of the Individual Note to be so transferred, (3) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Depository Participant (and, in the case of any transfer pursuant to Regulation S, the Euroclear or Clearstream account, as the case may be) to be credited with such beneficial interest, and (4) (x) if delivery is to be taken in the form of a beneficial interest in the Regulation S Global Note, a Regulation S Transfer Certificate from the transferor or (y) a Rule 144A Certification from the transferee to the effect that such transferee is a Qualified Institutional Buyer, if delivery is to be taken in the form of a beneficial interest in the Rule 144A Global Note, the Note Registrar shall cancel such Individual Note relating to a Private Note, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver a new Individual Note relating to a Private Note for the denomination of the Individual Note not so transferred, registered in the name of the Holder, and the Note Registrar shall instruct the Depository to increase the denomination of the Regulation S Global Note or the Rule 144A Global Note, as the case may be, by the denomination of the Individual Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who, in the case of any increase in the Regulation S Global Note during the Restricted Period, shall be a Depository Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a corresponding denomination of the Rule 144A Global Note or the Regulation S Global Note, as the case may be.

It is the intent of the foregoing that under no circumstances may an investor that is not a Qualified Institutional Buyer or a Regulation S Investor take delivery in the form of a beneficial interest in a Global Note relating to a Private Note or an Individual Note relating to a Private Note.

                  (m) An exchange of a beneficial interest in a Global Note for an Individual Note or Notes, an exchange of an Individual Note or Notes for a beneficial interest in a Global Note and an exchange of an Individual Note or Notes for another Individual Note or Notes (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and in the case of the Global Notes, so long as the Global Notes remain outstanding and are held by or on behalf of the Depository), may be made only in accordance with this Section
2.04 and in accordance with the rules of the Depository and Applicable
Procedures.

                  (n) (i) Upon acceptance for exchange or transfer of an Individual Note relating to a Private Note for a beneficial interest in the Global Note as provided herein, the Note Registrar shall cancel such Individual Note and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Note (or on a continuation of such schedule affixed to the Global Note and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and an increase in the Note balance of the Global Note equal to the Note balance of such Individual Note exchanged or transferred therefor.

                           (ii) Upon acceptance for exchange or transfer of a beneficial interest in the Global Note for an Individual Note relating to a Private Note as provided herein, the Note Registrar shall (or shall request the Depository to) endorse on the schedule affixed to the Global Note (or on a continuation of such schedule affixed to the Global Note and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and a decrease in the Note balance of the Global Note equal to the Note balance of such Individual Note issued in exchange therefor or upon transfer thereof.

                  (o) The Securities Legend shall be placed on any Individual Note relating to a Private Note issued in exchange for or upon transfer of another Individual Note relating to a Private Note or of a beneficial interest in the Global Note.

No transfer of any Private Note shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. No transfer of any Private Note shall be made if such transfer would require the Issuer to register as an "investment company" under the Investment Company Act of 1940, as amended. In the event of any such transfer, unless such transfer is made in reliance on Rule 144A under the Securities Act or Regulation S under the Securities Act, (i) the Indenture Trustee may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Indenture Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Indenture Trustee or the Trust and (ii) the Indenture Trustee shall require the transferee to execute a Transferee Letter certifying to the Issuer and the Indenture Trustee the facts surrounding such transfer, which Transferee Letter shall not be an expense of the Indenture Trustee, or the Trust. The holder of a Private Note desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee, and the Trust against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. None of the Issuer, the Indenture Trustee or the Trust intends or is obligated to register or qualify any Private Note under the Securities Act or any state securities laws.

         No Note may be acquired directly or indirectly by a fiduciary of, on behalf of, or with "Plan Assets" (within the meaning of Section 2510.3-101 of the U.S. Department of Labor regulations (the "Plan Asset Regulation")) of, an "employee benefit plan" as defined in Section 3(3) of ERISA, a "plan" within the meaning of Section 4975 of the Code or any other entity whose underlying assets include Plan Assets by reason of any plan's investment in the entity, which is subject to Title I of ERISA or Section 4975 of the Code (a "Plan"), unless (i) such Note is rated investment grade or better as of the date of purchase, (ii) the transferee of the Note believes that the Note is properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulation and agrees to so treat such Note and (iii) the acquisition and holding of the Note do not result in a violation of the prohibited transaction rules of ERISA or Section 4975 of the Code (A) because it is covered by an applicable exemption, including Prohibited Transaction Class Exemption 96-23, 95-60, 91-38, 90-1 or 84-14, or (B) by reason of the Trust, the Administrator, the Back-up Administrator, the Underwriters, the Servicers, the Indenture Trustee, the Owner Trustee, the Grantor Trustee, any provider of credit support or any of their affiliates not being a "Party in Interest" (within the meaning of Section 3(14) of ERISA) with respect to such Plan. No transfer of a Note shall be made unless the Indenture Trustee shall have received a certification from the transferee of such Note, acceptable to and in form and substance satisfactory to the Indenture Trustee and the Issuer, to the effect that such transferee is acquiring a Note in conformance with the requirements of the preceding sentence.

Notwithstanding anything else to the contrary herein, in the event any purported transfer of any Note is made without delivery of the certification referred to above, such certification shall be deemed to have been made by the transferee by its acceptance of a Note.

         Notwithstanding any other provision of this Indenture to the contrary, no transfer, sale, pledge or other disposition of one or more Class A-5 Notes or Class A-IO Notes (a "Transfer") shall be made unless simultaneously with the Transfer (1) a proportionate amount of Class A-IO Notes and Class A-5 Notes are Transferred so that the ratio of the Notional Amount of the Class A-IO Notes so Transferred to the Notional Amount of all Class A-IO Notes and the ratio of the principal amount of the Class A-5 Notes so Transferred to the principal amount of all Class A-5 Notes are equal and (2) the Transfers of the Class A-IO Notes and the Class A-5 Notes referred to herein are made to the same Person.

         The Indenture Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Participants, members or Beneficial Owners in any Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  SECTION 2.05 MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If
(i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within 15 days shall be due and payable instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the holder of the Notes thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 2.06 PERSONS DEEMED OWNER. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of (with respect to each Class of Notes other than the Class A-IO Notes) and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer or the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

                  SECTION 2.07 PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST. (a) Each Class of Notes shall accrue interest as provided in the applicable form of such Class set forth in Exhibits A-1 through A-8 respectively, and such interest accrued on each Class of Notes shall be payable on each applicable Distribution Date as specified therein, subject to Section
3.01. Any installment of interest or principal, if any, with respect to each Class of Notes payable on any applicable Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the applicable Note Final Maturity Date which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

                  (b) The principal of each Note, other than the Class A-IO Notes, shall be payable in installments on each Distribution Date as provided in the applicable form of Note set forth in Exhibits A-1 through A-8, respectively, to the extent the amount of funds required and available to be distributed in respect of principal on such Class of Notes pursuant to the terms of this Indenture; PROVIDED, HOWEVER, the entire unpaid principal amount of each Class of Notes, other than the Class A-IO Notes, shall be due and payable on its respective Final Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes, other than the Class A-IO Notes, shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and is continuing, if the Indenture Trustee or the Interested Noteholders holding a majority of the Outstanding Amount of the related Classes of Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02.

All principal payments on each Class of Class A Notes, other than the Class A-IO Notes, shall be made PRO RATA to the holders of such Class of Notes entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on any Class of Notes will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

                  (c) If the Issuer defaults in a payment of interest on any Class of the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Interest Rate in any lawful manner. The Issuer shall pay such defaulted interest to the persons who are holders of such Class or Classes of Notes on a subsequent special record date, which date shall be at least three Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to each holder of the affected Class or Classes of Notes and the Indenture Trustee a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

                  SECTION 2.08 CANCELLATION. All Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time, unless the Issuer shall direct by an Issuer Order that they be returned to it and so long as such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

                  SECTION 2.09 RELEASE OF COLLATERAL. Subject to Section 11.01 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officers' Certificate of the Issuer.

                  SECTION 2.10 BOOK-ENTRY NOTES. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note (as defined below) representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.12:

                           (i) the provisions of this Section shall be in full force and effect;

                           (ii) the Note Registrar and the Indenture Trustee may deal with the Clearing Agency for all purposes (including the payment of principal of and interest and other amounts on the Notes) as the authorized representative of the Note Owners;

                           (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

                           (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreements. Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest and other amounts on the Notes to such Clearing Agency Participants; and

                           (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of the holders of the Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

                  SECTION 2.11 NOTICES TO CLEARING AGENCY. Whenever a notice or other communication to the holders of the Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to the holders of the Notes to the Clearing Agency.

                  SECTION 2.12 DEFINITIVE NOTES. If (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Administrator is unable to locate a qualified successor, (ii) circumstances change so that the book-entry system through the Clearing Agency is less advantageous due to economic or administrative burden or the use of the book-entry system becomes unlawful with respect to the Notes or the Issuer notifies the Indenture Trustee in writing that because of the change in circumstances the Issuer is terminating the book-entry system with respect to the Notes or (iii) after the occurrence of an Event of Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of such Class of Notes advise the Clearing Agency (which shall then notify the Indenture Trustee) in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners of such Class of Notes, then the Indenture Trustee will cause the Clearing Agency to notify all Note Owners of such Class of Notes, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes to such Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the

Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the holders of the Definitive Notes as the Noteholders for such Class of Notes.

                  SECTION 2.13 TAX TREATMENT. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note, agree to treat for federal, state and local income, business and franchise tax purposes: (i) the Notes as indebtedness of the Issuer and (ii) the Class A-5 Notes and the Class A-IO Notes as a single debt instrument.


                                   ARTICLE III

                                    Covenants

                  SECTION 3.01 PAYMENT TO NOTEHOLDERS. The Issuer will duly and punctually pay the principal of and interest owing on each Class of Notes pursuant to the terms of this Indenture. Without limiting the foregoing, subject to Section 8.02, the Issuer will cause to be distributed to the holders of the each Class of Notes that portion of the amounts on deposit in the Trust Accounts on a Distribution Date, to which the holders of each Class of Notes are entitled to receive pursuant to the terms of this Indenture. Amounts properly withheld under the Code by any Person from a payment to any holder of the Notes of interest on and/or principal of shall be considered as having been paid by the Issuer to such holder of the applicable Notes for all purposes of this Indenture. The Notes will be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Indenture Trust Estate as provided in this Indenture and the Issuer shall not be otherwise liable on the Notes.

                  SECTION 3.02 MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange. The Issuer hereby initially designates U.S. Bank National Association, U.S. Bank Trust New York, 100 Wall Street, Suite 1600, New York, New York 10005 to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders in respect of the Notes.

                  SECTION 3.03 MONEY FOR PAYMENTS TO BE HELD IN TRUST. As provided in Section 8.02, all payments of amounts due and payable with respect to any Notes that are to be made from amounts distributed from the Collection Account or any other Trust Account pursuant to Section 8.02 shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so distributed from the Collection Account for payments of Notes shall be paid over to the Issuer except as provided in this Section. The Indenture

Trustee is hereby appointed as the initial "Paying Agent" hereunder and the Indenture Trustee hereby accepts such appointment.

On or before the Business Day next preceding each Distribution Date, the Issuer shall distribute or cause to be distributed to the Indenture Trustee (or any other Paying Agent) an aggregate sum sufficient to pay the amounts then becoming due under each Class of the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                           (i) hold all sums held by it for the payment of amounts due with respect to each Class of the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                           (ii) give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to any Class of Notes;

                           (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                           (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of each applicable Class of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                           (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Class of the Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

The Administrator may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by written order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the holder of such

Notes thereof shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

                  SECTION 3.04 EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Indenture Trust Estate.

                  SECTION 3.05 PROTECTION OF INDENTURE TRUST ESTATE. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                           (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                           (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                           (iii)    enforce any of the Collateral; or

                           (iv) preserve and defend title to the Indenture Trust Estate and the rights of the Indenture Trustee, and the holders of the Notes in such Indenture Trust Estate against the claims of all persons and parties.

         The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section.

                  SECTION 3.06 OPINIONS AS TO INDENTURE TRUST ESTATE. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (b) On or before April 30 in each calendar year, beginning in 2006, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.

                  SECTION 3.07 PERFORMANCE OF OBLIGATIONS; SERVICING OF FINANCED STUDENT LOANS. (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Indenture Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture or the other Basic Documents.

                  (b) Although the Issuer will contract with other Persons to assist it in performing its duties under this Indenture, any performance of such duties by a Person identified to the Indenture Trustee in an Officers' Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicers and the Administrator to assist the Issuer in performing its duties under this Indenture.

                  (c) The Issuer will enforce all of its rights under this Indenture and the Basic Documents, including, without limitation, enforcing the covenants and agreements of the Depositor in the Deposit and Sale Agreement (including covenants to the effect that the Depositor will enforce covenants against the Sellers under the Student Loan Purchase Agreements), and will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Indenture Trust Estate, including filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee and the Interested Noteholders holding a majority of the Outstanding Amount of the related Classes of Notes).

                  (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default, an Administrator Default or a Back-up Administrator Default, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default. If a Servicer Default shall arise from the failure of a Servicer to perform any of its duties or obligations under a Servicing Agreement, or an Administrator Default shall arise from the failure of the Administrator to perform any of its duties or obligations under the Administration Agreement, or a Back-up Administrator Default shall arise from the failure of the Back-up Administrator to perform any of its duties or obligations under the Back-up Administration Agreement, as the case may be, with respect to the Financed Student Loans, the Issuer shall take all reasonable steps available to it to enforce its rights under the Basic Documents in respect of such failure.

                  (e) Upon any partial or complete termination of a Servicer's rights and powers pursuant to a Servicing Agreement, or any termination of the Administrator's rights and powers pursuant to the Administration Agreement, or any termination of the Back-up Administrator's rights and powers pursuant to the Back-up Administration Agreement, as the case may be, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies. As soon as a successor Servicer, a successor Administrator, or a successor Back-up Administrator is appointed, the Issuer shall notify the Indenture Trustee and the Rating Agencies of such appointment, specifying in such notice the name and address of such Successor Servicer, such Successor Administrator or such Back-up Administrator.

                  (f) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of the Indenture Trustee and the Interested Noteholders holding a majority of the Outstanding Amount of the Related Classes of Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or the Basic Documents, except to the extent otherwise provided therein, or waive timely performance or observance by a Servicer the Administrator, the Back-up Administrator, the Depositor, the Issuer or the Owner Trustee under the Basic Documents; PROVIDED, HOWEVER, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Student Loans or distributions that shall be required to be made for the benefit of the holders of Notes, (ii) amend the aforesaid percentage of the Outstanding Amount of the related Class or Classes of Notes, which are required to consent to any such amendment, without the consent of all outstanding holders of all Classes of Notes affected by such amendment. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and such holders of the Notes, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

                  SECTION 3.08 NEGATIVE COVENANTS. So long as any Notes are Outstanding, the Issuer shall not:

                           (i) except as expressly permitted by this Indenture or any other Basic Document, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Indenture Trust Estate, unless directed to do so by the Indenture Trustee pursuant to the terms hereof;

                           (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the applicable Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former holder of the Notes by reason of the payment of the taxes levied or assessed upon any part of the Indenture Trust Estate; or

                           (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Indenture Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens and other liens that arise by operation of law, in each case arising solely as a result of an action or omission of the related Obligor, and other than as expressly permitted by the Basic Documents) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax or other lien) security interest in the Indenture Trust Estate.

                  SECTION 3.09 ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Indenture Trustee, on or before March 15 of each year, commencing March 15, 2006, an Officers' Certificate of the Issuer stating that:

                           (i) a review of the activities of the Issuer during the previous calendar year and of performance under this Indenture has been made under such Authorized Officers' supervision; and

                           (ii) to the best of such Authorized Officers' knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officers and the nature and status thereof.

                  SECTION 3.10 ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. (a) The Issuer shall not consolidate or merge with or into any other Person unless:

                           (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on each Class of Notes, and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                           (ii) immediately after giving effect to such transaction, no Default shall have occurred and be continuing;

                           (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                           (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse Federal tax consequence to the Issuer, any holder of the Notes or any holder of the Certificates;

                           (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                           (vi) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate of the Issuer and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  (b) The Issuer shall not convey or transfer all or substantially all its properties or assets, including those included in the Indenture Trust Estate, to any Person unless:

                           (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on each Class of Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of holders of the Notes and (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes;

                           (ii) immediately after giving effect to such transaction, no Default shall have occurred and be continuing;

                           (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

                           (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse Federal tax consequence to the Issuer, any holder of the Notes, any holder of the Grantor Trust Certificates, or any holder of the Certificates;

                           (v) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                           (vi) the Issuer shall have delivered to the Indenture Trustee an Officers' Certificate of the Issuer and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  SECTION 3.11 SUCCESSOR OR TRANSFEREE. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), The National Collegiate Student Loan Trust 2005-1 will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery by the Issuer of written notice to the Indenture Trustee stating that The National Collegiate Student Loan Trust 2005-1 is to be so released.

                  SECTION 3.12 NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and servicing the Financed Student Loans in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto.

                  SECTION 3.13 NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

                  SECTION 3.14 DISPOSING OF FINANCED STUDENT LOANS. Other than pursuant to Article V, Financed Student Loans may only be sold, transferred, exchanged or otherwise disposed of by the Indenture Trustee free from the lien of this Indenture (i) for transfer to a Guarantee Agency pursuant to the terms of the applicable Guarantee Agreement; (ii) to a Seller or the Depositor in accordance with the applicable Student Loan Purchase Agreement or the Deposit and Sale Agreement; or (iii) to a Servicer in and, in each case, if the Indenture Trustee is provided with the following:

                  (a) an Issuer Order stating the sale price and directing that Financed Student Loans be sold, transferred or otherwise disposed of and delivered to a transferee whose name shall be specified; and

                  (b) a certificate signed by an Authorized Officer of the Issuer to the effect that the disposition price is equal to or in excess of the amount required by the applicable Guarantee Agreement in the case of clause (i), by the applicable Student Loan Purchase Agreement in the case of clause (ii), or by the applicable Servicing Agreement in the case of clause (iii).

                  (c) Subject to the provisions of this Indenture and except for sales of Financed Student Loans pursuant to this Section 3.14, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Order, an Opinion of Counsel and independent certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such independent certificates to the effect that the TIA does not require any such independent certificates.

                  (d) Each Noteholder, by the acceptance of a Note, acknowledges that from time to time the Indenture Trustee shall release the lien of this Indenture on any Financed Student Loan to be sold pursuant to this
Section 3.14, and each Noteholder, by the acceptance of a Note, consents to any such release.

The Indenture Trustee, as a third-party beneficiary under the Student Loan Purchase Agreements entered into by the Depositor, who has assigned its entire right, title and interest in such Student Loan Purchase Agreements to the Issuer pursuant to the terms of the Deposit and Sale Agreement, shall have the right to request the repurchase of loans by the applicable Seller or the Depositor, as the case may be, together with any indemnity payments due thereunder upon the conditions and subject to the provisions contained in the Student Loan Purchase Agreements. The Indenture Trustee shall make such a request to the applicable Seller under the related Student Loan Purchase Agreement or the Depositor under the Deposit and Sale Agreement, as the case may be, to repurchase and, as the case may be, pay any indemnity amounts due with respect to certain specific loans pursuant to the Student Loan Purchase Agreements or the Deposit and Sale Agreement, as applicable, if (i) the Indenture Trustee has actual knowledge that the conditions precedent to such a repurchase or indemnity obligation with respect to such loans have been satisfied; (ii) it has notified the Issuer in writing that such conditions have been satisfied; and (iii) the Issuer has not exercised its right to request the repurchase or indemnity of the applicable loans by the applicable Seller or the Depositor, as the case may be, within 10 days after receiving written notice from the Indenture Trustee.

                  SECTION 3.15 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                  SECTION 3.16 CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

                  SECTION 3.17 RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Depositor, a Servicer, the Administrator or the Back-up Administrator, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; PROVIDED, HOWEVER, that the Issuer may make, or cause to be made, distributions to such persons as contemplated by, and to the extent funds are available for such purpose under, this Indenture and the other Basic Documents. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the other Basic Documents.

                  SECTION 3.18 NOTICE OF EVENTS OF DEFAULT. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of a Servicer of its obligations under a Servicing Agreement or the Administrator of its obligations under the Administration Agreement. In addition, the Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officers' Certificate of the Issuer of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.01(iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

                  SECTION 3.19 FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                  SECTION 3.20 ADDITIONAL COVENANTS. The Issuer covenants that it will acquire or cause to be acquired Student Loans as described herein. The Noteholders shall not in any circumstances be deemed to be the owner or holder of the Financed Student Loans.

The Issuer, or its designated agent, shall be responsible for each of the following actions:

                  (a) The Issuer, or its designated agent, shall cause the benefits of the Guarantee Agreements to flow to the Indenture Trustee.

                  (b) The Indenture Trustee shall have no obligation to administer, service or collect the loans in the Indenture Trust Estate or to maintain or monitor the administration, servicing or collection of such loans.

                  (c) The Issuer shall comply with all United States statutes, rules and regulations which apply to the Student Loan Programs, the Program Manual and the Financed Student Loans.

                  (d) The Issuer shall cause to be diligently enforced and taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of all Financed Student Loans made and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due the Issuer thereunder. The Issuer shall not permit the release of the obligations of any borrower under any Financed Student Loan and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Issuer, the Indenture Trustee and of the Noteholders under or with respect to each Financed Student Loan and agreement in connection therewith.

                  (e) The Issuer shall take all appropriate action to ensure that at the time each Student Loan becomes a part of the Indenture Trust Estate it shall be free and clear from all liens.

                  (f) The Issuer shall diligently enforce, and take all steps, actions and proceedings reasonably necessary to protect its rights with respect to each Financed Student Loan, and to maintain any guarantee (including the Guarantee issued by TERI) on and to enforce all terms, covenants and conditions of Financed Student Loans, including its rights and remedies under the Deposit and Sale Agreement and the TERI Pledge Fund.

The Trustee shall not be deemed to be the designated agent for the purposes of this Section unless it has agreed in writing to be such agent.

                  SECTION 3.21 COVENANT REGARDING FINANCED STUDENT LOANS. The Issuer hereby covenants that all Student Loans to be acquired hereunder will meet the following:

                  (a) Each Student Loan is evidenced by an executed promissory note, which note is a valid and binding obligation of the Obligor, enforceable by or on behalf of the holder thereof in accordance with its terms, subject to bankruptcy, insolvency and other laws relating to or affecting creditors' rights.

                  (b) The amount of the unpaid principal balance of each Student Loan is due and owing, and no counterclaim, offset, defense or right to rescission exists with respect to any such Student Loan which can be asserted and maintained or which, with notice, lapse of time, or the occurrence or failure to occur of any act or event, could be asserted and maintained by the Obligor against the Issuer as assignee thereof. The Issuer shall take all reasonable actions to assure that no maker of a Student Loan has or may acquire a defense to the payment thereof.

                  (c) No Student Loan has a payment that is more than 90 days overdue other than such Student Loans that, in the aggregate, do not exceed 1.00% of the then aggregate outstanding principal amount of the Student Loans.

                  (d) The Issuer has full right, title and interest in each Student Loan free and clear of all liens, pledges or encumbrances whatsoever.

                  (e) Each Student Loan was made in compliance with all applicable state and federal laws, rules and regulations, including, without limitation, all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

                  (f) All loan documentation shall be delivered to the applicable Servicer (as custodian for the Indenture Trustee) prior to payment of the purchase price of such Student Loan.

                  (g) Each Student Loan is accruing interest (whether or not such interest is being paid currently by the borrower or is being capitalized), except as otherwise expressly permitted by this Indenture.

                  (h) Each Student Loan was originated in conformity with the "loan acceptance criteria" (including, without limitation, any general policies, eligible borrower criteria, creditworthiness criteria and "good credit" criteria) and the "loan program terms" (including, without limitation, the loan amount, the interest rate and the guaranty fee) (or any similar criteria or terms, however so designated, under the applicable Program Manual) contained in the Program Manual and otherwise, in substantial conformity with the Program Manual.

                  (i)      Each Student Loan is guaranteed by a Guarantee
Agency.

                  SECTION 3.22 ADDITIONAL REPRESENTATIONS OF THE ISSUER. The Issuer hereby makes the following representations and warranties to the Indenture Trustee, on behalf of the Noteholders:

                  (a) VALID AND CONTINUING SECURITY INTEREST. This Indenture creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code ("UCC") in effect in the State of Delaware) in the Financed Student Loans and all other assets constituting part of the Indenture Trust Estate in favor of the Indenture Trustee, which security interest is prior to all other liens, charges, security interests, mortgages or other encumbrances, and is enforceable as such as against creditors of and purchasers from the Issuer.

                  (b) ACCOUNTS. The Financed Student Loans constitute "accounts" or "payment intangibles" within the meaning of the applicable UCC.

                  (c) GOOD AND MARKETABLE TITLE. The Issuer owns and has good and marketable title to the Financed Student Loans and all other assets constituting part of the Indenture Trust Estate free and clear of any lien, charge, security interest, mortgage or other encumbrance, claim or encumbrance of any Person, other that those granted pursuant to this Indenture.

                  (d) PERFECTION BY FILING. The Issuer has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Financed Student Loans and all other assets of the Indenture Trust Estate granted to the Trustee hereunder.

                  (e) PERFECTION BY POSSESSION. The Issuer has given the Indenture Trustee a copy of a written acknowledgment from the applicable custodian that the custodian is holding executed copies of the promissory notes and master promissory notes that constitute or evidence the Financed Student Loans, and that such custodian is holding such notes solely on behalf and for the benefit of the Indenture Trustee.

                  (f) PRIORITY. Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Financed Student Loans or any other portion of the Indenture Trust Estate. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Financed Student Loans or any other portion of the Indenture Trust Estate other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

                  (g) VALID BUSINESS REASONS; NO FRAUDULENT TRANSFERS. The transactions contemplated by this Indenture are in the ordinary course of the Issuer's business and the Issuer has valid business reasons for granting the Indenture Trust Estate pursuant to this Indenture. At the time of each such grant: (i) the Issuer granted the Indenture Trust Estate to the Indenture Trustee without any intent to hinder, delay, or defraud any current or future creditor of the Issuer; (ii) the Issuer was not insolvent and did not become insolvent as a result of any such grant; (iii) the Issuer was not engaged and was not about to engage in any business or transaction for which any property remaining with such entity was an unreasonably small capital or for which the remaining assets of such entity are unreasonably small in relation to the business of such entity or the transaction; (iv) the Issuer did not intend to incur, and did not believe or should not have reasonably believed, that it would incur, debts beyond its ability to pay as they become due; and (v) the consideration paid received by the Issuer for the grant of the Indenture Trust Estate was reasonably equivalent to the value of the related grant.

                  SECTION 3.23 ISSUER SEPARATENESS COVENANTS. So long as any of the Notes are Outstanding:

                  (a) The Issuer shall not engage in any business or activity other than in connection with the activities contemplated hereby and in the Basic Documents, and in connection with the issuance of Notes.

                  (b) The funds and other assets of the Issuer shall not be commingled with those of any other individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                  (c) The Issuer shall not be, become or hold itself out as being liable for the debts of any other party.

                  (d) The Issuer shall not form, or cause to be formed, any subsidiaries.

                  (e) The Issuer shall act solely in its own name and through its duly authorized officers or agents in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned.

                  (f) The Issuer shall maintain its records and books of account and shall not commingle its records and books of account with the records and books of account of any other Person. The books of the Issuer may be kept (subject to any provision contained in the statutes) inside or outside the State of Delaware at such place or places as may be designated from time to time by the board of trustees or in the bylaws of the Issuer.

                  (g) All actions of the Issuer shall be taken by a duly authorized officer or agent of the Issuer.

                  (h) The Issuer shall not amend, alter, change or repeal any provision contained in this Section without (i) the prior written consent of the Indenture Trustee, and (ii) satisfying the Rating Agency Condition.

                  (i) The Issuer shall not amend its organizational documents or change its jurisdiction of formation without first satisfying the Rating Agency Condition.

                  (j) All audited financial statements of the Issuer that are consolidated with those of any Affiliate thereof will contain detailed notes clearly stating that (i) all of the Issuer's assets are owned by the Issuer, and
(ii) the Issuer is a separate entity with creditors who have received ownership and/or security interests in the Issuer's assets.

                  (k) The Issuer will strictly observe legal formalities in its dealings with any of its Affiliates, and funds or other assets of the Issuer will not be commingled with those of any of its Affiliates. The Issuer shall not maintain joint bank accounts or other depository accounts to which any of its Affiliates has independent access. None of the Issuer's funds will at any time be pooled with the funds of any of its Affiliates.

                  (l) The Issuer will maintain an arm's length relationship with each Seller (and any Affiliate thereof), the Depositor (and any Affiliate thereof), and any of the Issuer's Affiliates. Any Person that renders or otherwise furnishes services to the Issuer will be compensated by the Issuer at market rates for such services it renders or otherwise furnishes to the Issuer except as otherwise provided in this Indenture. The Issuer will not hold itself out to be responsible for the debts of the Seller, or the Depositor, the parent or the decisions or actions respecting the daily business and affairs of the Seller, the Depositor or the parent.

                  (m) The Issuer shall not sell, transfer, exchange or otherwise dispose of any portion of the Indenture Trust Estate except as expressly permitted by this Indenture.

                  (n) The Issuer shall not claim any credit on, or make any deduction from, the principal amount of any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Indenture Trust Estate.

                  (o) The Issuer shall not permit the validity or effectiveness of this Indenture or any grant hereunder to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby.

                  SECTION 3.24 REPORTS BY ISSUER. The Issuer will:

                  (a) File with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe), if any, which the Issuer may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act;

                  (b) File with the Indenture Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports, if any, with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (c) Transmit by mail to the Noteholders, within 30 days after the filing thereof with the Indenture Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Issuer, if any, pursuant to
Section 3.24(a) and (b) as may be required by rules and regulations prescribed from time to time by the SEC.

The Indenture Trustee may conclusively rely and accept such reports from the Issuer as fulfilling the requirements of this Section 3.24, with no further duty to examine such reports or to determine whether such reports comply with the prescribed timing, rules and regulations of the SEC. Delivery of such reports to the Indenture Trustee is for informational purposes only and the Indenture Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Indenture Trustee is entitled to rely on an Officers' Certificate).

                  SECTION 3.25 RULE 144A INFORMATION. For so long as any of the Private Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act, (i) the Issuer will provide or cause to be provided to any holder of such Notes and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (ii) the Issuer shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Private Notes conducted in accordance with Rule 144A.


                                   ARTICLE IV

                           Satisfaction and Discharge

                  SECTION 4.01 SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of holders of the Notes to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.05, 3.08, 3.10, 3.12 and 3.13, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.02) and (vi) the rights of holders of the Notes, as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

                                    (A)      a period of 367 days has expired
                  after all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation;

                                    (B)      a period of 367 days has expired
                  after the later of (i) the date on which no Notes are outstanding or (ii) the date on which the Issuer has paid or caused to be paid all other sums otherwise payable hereunder by the Issuer; and

                                    (C)      the Issuer has delivered to the
                  Indenture Trustee an Officers' Certificate of the Issuer and an Opinion of Counsel, each meeting the applicable requirements of Section 11.01 and, subject to Section 11.02, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  SECTION 4.02 APPLICATION OF TRUST MONEY. All moneys deposited with the Indenture Trustee pursuant to Section 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the holders of the particular Notes for the payment of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal of and interest on each Class of Notes; but such moneys need not be segregated from other funds except to the extent required herein or required by law.

                  SECTION 4.03 REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.


                                   ARTICLE V

                                    Remedies

                  SECTION 5.01 EVENTS OF DEFAULT. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (i) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of three (3) Business Days (PROVIDED, HOWEVER, so long as (x) any of the Class A Notes are outstanding, each holder of any Class B Note or Class C Note or the Note Owner of any such Class B Note or Class C Note by such holder's acceptance of such Class B Note or Class C Note or beneficial interest therein, as the case may be, shall be deemed to have consented to the delay in payment of interest on such Class B Note or Class C Note and to have waived its right to institute suit for enforcement of any such payment, or (y) any of the Class B Notes are outstanding, each holder of any Class C Note or the Note Owner of any such Class C Note by such holder's acceptance of such Class C Note or beneficial interest therein, as the case may be, shall be deemed to have consented to the delay in payment of interest on such Class C Note and to have waived its right to institute suit for enforcement of any such payment); or

                           (ii) default in the payment of the principal of any Note (x) when the same becomes due and payable (but only to the extent there exists sufficient Available Funds, therefor), or (y) on the Final Maturity Date with respect thereto; or

                           (iii) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture or any other Basic Document (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or any other Basic Document or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Interested Noteholders, representing not less than 25% of the Outstanding Amount of the applicable Classes of Notes; a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

                           (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Indenture Trust Estate in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                           (v)      the commencement by the Issuer of a
         voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

                  SECTION 5.02 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee at the direction of the Interested Noteholders representing not less than a majority of the Outstanding Amount of the applicable Classes of Notes, shall declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the holders of the Notes), and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Interested Noteholders representing not less than a majority of the Outstanding Amount of the applicable Classes of Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                           (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                                    (A)      all payments of principal of and
                  interest on all Notes, and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                                    (B)      all sums paid or advanced by the
                  Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                           (ii) all Events of Default, other than the nonpayment of the principal of the Notes that have become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

                  SECTION 5.03 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE. (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of three Business Days, or (ii) default is made in the payment of the principal on the related Final Maturity Date of a Class of Notes when the same becomes due and payable in accordance with Section 2.07(b), the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the rate specified in Section 2.07 and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

                  (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may, or shall at the written direction of the Interested Noteholders, representing not less than a majority of the Outstanding Amount of the applicable Classes of Notes, institute a Proceeding for the collection of the sums so due and unpaid, and prosecute such Proceeding to judgment or final decree, and enforce the same against the Issuer or other obligor upon such Notes, and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes wherever situated, the moneys adjudged or decreed to be payable.

                  (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, or shall at the written direction of the Interested Noteholders, representing not less than a majority of the Outstanding Amount of the applicable Classes of Notes, as more particularly provided in Section 5.04, proceed to protect and enforce its rights, the rights of the holders of the Notes, as applicable, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                  (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes, or any Person having or claiming an ownership interest in the Indenture Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, may, or shall at the written direction of the Interested Noteholders representing not less than a majority of the Outstanding Amount of the applicable Classes of Notes, be entitled and empowered, by intervention in such proceedings or otherwise:

                           (i) to file and prove a claim or claims for the whole amount of principal of and interest on each Class of Notes owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and the holders of the Notes allowed in such Proceedings;

                           (ii) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                           (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the holders of the Notes and of the Indenture Trustee on their behalf;

                           (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the holders of the Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and

                           (v) to take any other action with respect to such claims including participating as a member of any official committee of creditor's appointed in the matters as it deems necessary or advisable;

         and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such holders of the Notes to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such holders of the Notes to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

                  (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any holder of the Notes any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder of the Notes thereof or to authorize the Indenture Trustee to vote in respect of the claim of any holder of the Notes in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Notes.

                  (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the holders of the Notes and it shall not be necessary to make any holder of the Notes a party to any such Proceedings.

                  SECTION 5.04 REMEDIES; PRIORITIES. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, or shall at the written direction of the Interested Noteholders representing not less than a majority of the Outstanding Amount of the applicable Classes of Notes (or such different percentage as set forth below), do one or more of the following (subject to Section 5.05):

                           (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                           (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Indenture Trust Estate securing the Notes;

                           (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the holders of the Notes; and

                           (iv) sell the Indenture Trust Estate securing the Notes or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

         PROVIDED, HOWEVER, that the Indenture Trustee may not sell or otherwise liquidate the Indenture Trust Estate securing the Notes following an Event of Default, other than an Event of Default described in Section 5.01(i) or (ii), unless (x) 100% of the Noteholders consent to such sale, (y) the proceeds of such sale are sufficient to pay in full the principal of and the accrued interest on the Notes or (z) the Indenture Trustee determines that the collections on the Financed Student Loans would not be sufficient on an ongoing basis to make all payments on the Notes as such payments would have become due if such obligations had not been declared due and payable, and the Indenture Trustee obtains the consent of the holders of Notes, representing not less than a 66.67% of the Outstanding Amount of the Notes.

                  (b) If the Indenture Trustee collects any money or property under this Article V following the occurrence and during the continuation of an Event of Default with respect to Sections 5.01(i) or 5.01(ii) above or following the acceleration of the Notes pursuant to Section 5.02 upon an Event of Default with respect to Sections 5.01(i) or 5.01(ii) above, it shall pay out the money or property in the following order:

                  FIRST: PRO RATA based upon amounts owed to the Owner Trustee for amounts due under Article X of the Trust Agreement, to the Indenture Trustee for amounts due under Section 6.07, to the Irish Paying Agent for amounts due under the Irish Paying Agent Agreement, to the Grantor Trustee for amounts due under the Grantor Trust Agreement, to the Back-up Administrator for amounts due under the Back-up Administration Agreement, not to exceed $250,000 per annum in the aggregate, and (ii) to the Servicers and the Administrator, the unpaid fees owed by the Issuer to such parties;

                  SECOND: to the holders of the Class A Notes for amounts due and unpaid on the Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest;

                  THIRD: to the holders of the Class A Notes, other than the Class A-IO Notes, for amounts due and unpaid on the Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for principal, until the Outstanding Amount of the Class A Notes is zero.

                  FOURTH: to the holders of the Class B Notes for amounts due and unpaid on the Class B Notes for interest, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for interest;

                  FIFTH: to the holders of the Class B Notes for amounts due and unpaid on the Class B Notes for principal, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for principal, until the Outstanding Amount of the Class B Notes is zero;

                  SIXTH: to the holders of the Class C Notes for amounts due and unpaid on the Class C Notes for interest, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes for interest;

                  SEVENTH: to the holders of the Class C Notes for amounts due and unpaid on the Class C Notes for principal, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes for principal, until the Outstanding Amount of the Class C Notes is zero;

                  EIGHTH: PRO RATA based upon amounts owed, to the Owner Trustee, the Indenture Trustee, the Irish Paying Agent, the Grantor Trustee and the Back-up Administrator, for all amounts due and owing to such parties under the Basic Documents to the extent not paid pursuant to priority FIRST above, to FMC, for any unreimbursed Advances made pursuant to Section 8.11, and to the Servicers, the Administrator and the Guarantee Agency, for all amounts due and owing to such parties pursuant to the Basic Documents, and

                  NINTH: to the Owner Trustee (on behalf of the Issuer), for distribution to the Certificateholders in accordance with the terms of the Trust Agreement.

The Indenture Trustee may fix a record date and payment date for any payment to the holders of the Notes pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each holder of the Notes and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

                  (c) If the Indenture Trustee collects any money or property under this Article V following the occurrence and during the continuation of an Event of Default other than with respect to Sections 5.01(i) or 5.01(ii) above or following the acceleration of the Notes pursuant to Section
5.02 upon an Event of Default other than with respect to Sections 5.01(i) or 5.01(ii) above, it shall pay out the money or property in the following order:

                  FIRST: PRO RATA based upon amounts owed (i) to the Owner Trustee for amounts due under Article X of the Trust Agreement, to the Indenture Trustee for amounts due under Section 6.07, to the Irish Paying

         Agent for amounts due under the Irish Paying Agent Agreement, to the Grantor Trustee for amounts due under the Grantor Trust Agreement, to the Back-up Administrator for amounts due under the Back-up Administration Agreement, not to exceed $250,000 per annum in the aggregate, and (ii) to each Servicer and the Administrator, the unpaid fees owed by the Issuer to such parties;

                  SECOND: to the holders of the Class A Notes for amounts due and unpaid on the Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest;

                  THIRD: to the holders of the Class B Notes for amounts due and unpaid on the Class B Notes for interest, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for interest;

                  FOURTH: to the holders of the Class C Notes for amounts due and unpaid on the Class C Notes for interest, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes for interest;

                  FIFTH: to the holders of the Class A Notes, other than the Class A-IO Notes, for amounts due and unpaid on the Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for principal, until the Outstanding Amount of the Class A Notes is zero.

                  SIXTH: to the holders of the Class B Notes for amounts due and unpaid on the Class B Notes for principal, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for principal, until the Outstanding Amount of the Class B Notes is zero;

                  SEVENTH: to the holders of the Class C Notes for amounts due and unpaid on the Class C Notes for principal, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes for principal, until the Outstanding Amount of the Class C Notes is zero;

                  EIGHTH: PRO RATA based upon amounts owed, to the Owner Trustee, the Indenture Trustee, the Irish Paying Agent, the Grantor Trustee and the Back-up Administrator, for all amounts due and owning to such parties under the Basic Documents to the extent not paid pursuant to priority FIRST above, to FMC, for any unreimbursed Advances made pursuant to Section 8.11, and to the Servicers, the Administrator and the Guarantee Agency, for all amounts due and owing to such parties pursuant to the Basic Documents, and

                  NINTH: to the Owner Trustee (on behalf of the Issuer), for distribution to the Certificateholders in accordance with the terms of the Trust Agreement.

                  SECTION 5.05 OPTIONAL PRESERVATION OF THE FINANCED STUDENT LOANS. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, or shall at the written direction of the Interested Noteholders, representing not less than a majority of the Outstanding Amount of the applicable Classes of Notes, elect to maintain possession of the related Indenture Trust Estate. It is the desire of the parties hereto and the holders of the Notes that there be at all times sufficient funds for the payment of principal of and interest on each Class of Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Indenture Trust Estate. In determining whether to maintain possession of the Indenture Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

                  SECTION 5.06 LIMITATION OF SUITS. No holder of the Notes shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless the following conditions listed below are satisfied:

                           (i) such holder of the Notes has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                           (ii) the holders of not less than 25% of the Outstanding Amount of the Notes, in the aggregate, have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                           (iii) such holders of the Notes have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                           (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceeding; and

                           (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the holders of a majority of the Outstanding Amount of the Notes in the aggregate;

         it being understood and intended that no one or more holders of the Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other holders of the Notes or to obtain or to seek to obtain priority or preference over any other holders of the Notes or to enforce any right under this Indenture, except in the manner herein provided.

If the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                  SECTION 5.07 UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in this Indenture, any holder of any Class of Notes shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, on such Note, on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such holder of any such Class of Notes.

                  SECTION 5.08 RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee or any holder of Notes has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such holder of Notes, then and in every such case the Issuer, the Indenture Trustee and the holders of the Notes shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the holders of the Notes shall continue as though no such Proceeding had been instituted.

                  SECTION 5.09 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the holders of the Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.10 DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee or any holder of Notes to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the holders of the Notes may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the holders of the Notes.

                  SECTION 5.11 CONTROL BY NOTEHOLDERS. With respect to the Notes, the Interested Noteholders, representing not less than a majority of the Outstanding Amount of the applicable Classes of Notes (or, in each case, if only one Class is affected thereby, a majority of the Outstanding Amount of such Class) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; PROVIDED that:

                           (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                           (ii) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Indenture Trust Estate shall be by the holders of not less than 100% of the Outstanding Amount of the Notes;

                           (iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Indenture Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by the holders of less than 100% of the Outstanding Amount of the Notes, to sell or liquidate the Indenture Trust Estate shall be of no force and effect; and

                           (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

         PROVIDED, HOWEVER, that, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any holders of the Notes not consenting to such action.

                  SECTION 5.12 WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the Notes as provided in Section 5.02, the Interested Noteholders representing not less than a majority of the Outstanding Amount of the applicable Classes of Notes, may waive any past Default and its consequences except a Default (a) in payment when due of principal of or interest on any Note or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each holder of the Notes. In the case of any such waiver, the Issuer, the Indenture Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                  SECTION 5.13 UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each holder of the Notes by such Noteholder's acceptance of any Note shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any holder of the Notes or group of holders of the Notes, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any holder of the Notes for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

                  SECTION 5.14 WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 5.15 ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the holders of the Notes shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Indenture Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b) or (c), as the case may be.

                  SECTION 5.16 PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS. (a) Promptly following a request from the Indenture Trustee, and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Depositor, the Sellers, the Administrator, the Back-up Administrator, and the Servicers, as applicable, of each of their obligations to the Issuer under or in connection with the Basic Documents in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Basic Documents, including the transmission of notices of default and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor, the Sellers, the Administrator, the Back-up Administrator or the Servicers of each of their obligations under the Basic Documents.

                  (b) If an Event of Default has occurred and is continuing, the Indenture Trustee shall at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Interested Noteholders, representing not less than 66.67% of the Outstanding Amount of the applicable Classes of Notes, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Depositor, the Sellers, the Administrator, the Back-up Administrator, the Servicers or the Guarantee Agency under or in connection with the Basic Documents, including the right or power to take any action to compel or secure performance or observance by the Depositor, the Sellers, the Administrator, the Back-up Administrator and the Servicers of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Basic Documents and any right of the Issuer to take such action shall be suspended.

                  SECTION 5.17 NOTICE OF DEFAULTS. Within 90 days after the occurrence of any Default hereunder with respect to the Notes, the Indenture Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder to which a Responsible Officer of the Indenture Trustee has actual knowledge or is in receipt of a written notice thereof in accordance with the terms of this Indenture, unless such Default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a Default in the payment of the principal of or interest with respect to any Note, the Indenture Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Indenture Trustee in good faith determines that the withholding of such notice is in the interest of the Noteholders.


                                   ARTICLE VI

                              The Indenture Trustee

                  SECTION 6.01 DUTIES OF INDENTURE TRUSTEE. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b)      Except during the continuance of an Event of Default:

                           (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the other Basic Documents to which the Indenture Trustee is a party, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                           (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to a Responsible Officer of the Indenture Trustee and conforming to the requirements of this Indenture; PROVIDED, HOWEVER, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i) this paragraph does not limit the effect of paragraph (b) of this Section;

                           (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                           (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

                  (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this Section 6.01.

                  (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                  (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture.

                  (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity satisfactory to it against any loss, liability or expense is not reasonably assured to it.

                  (h) Except as expressly provided in the Basic Documents, the Indenture Trustee shall have no obligation to administer, service or collect the Financed Student Loans or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Financed Student Loans.

                  (i) In the event that the Indenture Trustee is the Paying Agent or the Note Registrar, the rights and protections afforded to the Indenture Trustee pursuant to this Indenture shall also be afforded to the Indenture Trustee in its capacity as Paying Agent or Note Registrar.

                  (j) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.01.

                  SECTION 6.02 RIGHTS OF INDENTURE TRUSTEE. (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in such document.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate of the Issuer or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; PROVIDED, HOWEVER, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) In the event that the Person acting as Indenture Trustee is also acting as securities intermediary, all the rights, powers, immunities and indemnities afforded to the Indenture Trustee under the Basic Documents shall also be afforded to the securities intermediary.

                  (g) Absent willful misconduct or fraud, the Indenture Trustee shall not be liable for any punitive damages, regardless of the form of action and whether or not any such damages were foreseeable or contemplated.

                  (h) The Indenture Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or unless written notice of any event which is in fact such Default or Event of Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Notes under this Indenture.

                  (i) Any permissive right or authority granted to the Indenture Trustee shall not be construed as a mandatory duty.

                  SECTION 6.03 INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Section 6.11.

                  SECTION 6.04 INDENTURE TRUSTEE'S DISCLAIMER. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

                  SECTION 6.05 NOTICE OF DEFAULTS. If a Default occurs and is continuing and if it is either actually known or written notice of the existence thereof has been received by a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each holder of the Notes notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on the Notes, the Indenture Trustee may withhold the notice to the holders of the Notes if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of holders of the Notes.

                  SECTION 6.06 REPORTS BY INDENTURE TRUSTEE TO NOTEHOLDERS. The Indenture Trustee shall deliver to each holder of the Notes (and to each Person who was a holder of the Notes at any time during the applicable calendar year) such information as may be required to enable such holder to prepare its Federal and state income tax returns.

                  SECTION 6.07 COMPENSATION AND INDEMNITY. The Issuer shall pay to the Indenture Trustee from time to time reasonable compensation for all services rendered under this Indenture, and also all reasonable expenses, charges, counsel fees and other disbursements, including those of their attorneys, agents and employees, incurred in and about the performance of their powers and duties under this Indenture. The Issuer further agrees to indemnify and save the Indenture Trustee harmless against any liabilities which it may incur in the exercise and performance of its powers and duties hereunder, and which are not due to its negligence or willful misconduct, to the extent solely payable from the Indenture Trust Estate. To secure the Indenture Trustee's right to receive amounts pursuant to this Section 6.07, the Indenture Trustee shall have a lien against the Indenture Trust Estate that is subordinate to the rights of the Noteholders. Without prejudice to its rights hereunder, when the Indenture Trustee incurs expenses or renders services after a Default specified in Sections 5.01(iv) or (v) occurs, such expenses and the compensation for such services (including the fees and expenses of its agent and counsel) shall constitute expenses of administration under the applicable bankruptcy law. The provisions of this Section 6.07 shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Indenture Trustee.

                  SECTION 6.08 REPLACEMENT OF INDENTURE TRUSTEE. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer. The Administrator shall remove the Indenture Trustee if:

                           (i)      the Indenture Trustee fails to comply with
         Section 6.11;

                           (ii) an Insolvency Event occurs with respect to the Indenture Trustee;

                           (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

                           (iv) the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Administrator shall promptly appoint a successor Indenture Trustee.

A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the holders of the Notes and each Rating Agency. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee upon payment of all monies due and owing to the retiring Indenture Trustee.

If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

If the Indenture Trustee fails to comply with Section 6.11, any holder of the Notes may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Administrator's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

                  SECTION 6.09 SUCCESSOR INDENTURE TRUSTEE BY MERGER. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction.

In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

                  SECTION 6.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.
(a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Indenture Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Indenture Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the holders of the Notes, such title to the Indenture Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to holders of the Notes of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                           (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                           (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 6.11 ELIGIBILITY; DISQUALIFICATION. There shall at all times be an Indenture Trustee hereunder which shall be eligible to act as Indenture Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000 (and, with respect to any successor Indenture Trustee, having a rating of at least "Baa3" from Moody's unless the Rating Agency Condition is satisfied). If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 6.11, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.11, it shall resign immediately in the manner and with the effect specified in this Article VI. Neither the Issuer nor any Person directly or indirectly controlling or controlled by, or under common control with, the Issuer shall serve as Indenture Trustee.

                  SECTION 6.12 BACK-UP CERTIFICATION. The Indenture Trustee shall provide the Depositor with a certificate substantially in the form attached hereto as Exhibit I at the request of the Administrator; provided that the Indenture Trustee shall have no responsibility to file such certificate with the Securities and Exchange Commission.

                                  ARTICLE VII

                         Noteholders' Lists and Reports

                  SECTION 7.01 ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the holders of the Notes as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

                  SECTION 7.02 PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the holders of the Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of the holders of the Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

                  (b) Upon receipt by the Indenture Trustee of any request by a holder of the Notes to receive a copy of the current list of holders of the Notes, the Indenture Trustee shall promptly notify the Administrator thereof by providing to the Administrator a copy of such request and a copy of the list of holders of the Notes produced in response thereto.

                  (c) The Indenture Trustee shall furnish to the holders of the Notes promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Indenture Trustee under the Basic Documents.

                  SECTION 7.03 REPORTS BY ISSUER. (a) The Issuer shall cause the Administrator to furnish the Issuer, the Indenture Trustee and the Grantor Trustee the reports required by the Administration Agreement and by Section 3.24 of this Indenture.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on June 30 of each year.


                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

                  SECTION 8.01 COLLECTION OF MONEY. (a) Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it on behalf of the holders of the Notes as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Indenture Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default under this Indenture and any right to proceed thereafter as provided in Article V.

                  (b) The Indenture Trustee shall deposit into the Collection Account all payments it receives from the Servicers by or on behalf of the Obligors with respect to the Student Loans, and all related Liquidation Proceeds and Recoveries, as collected during the Collection Period. For purposes of this Article VIII, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Student Loans, as applicable, by or on behalf of borrowers thereof and the Guarantee Agency.

                  (c) The Indenture Trustee shall deposit into the Collection Account the aggregate Purchase Amount it receives with respect to Purchased Student Loans and all other amounts received from the Sellers or the Servicers with respect to the Student Loans.

                  SECTION 8.02 TRUST ACCOUNTS. (a)(i) The Issuer, for the benefit of the Noteholders and itself, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Issuer. The Collection Account will initially be established as a segregated account at U.S. Bank National Association in the name of the Indenture Trustee. The Issuer will make an initial deposit on the Closing Date into the Collection Account of cash equal to $802,628,417, which amount will be disbursed on the Closing Date by the Indenture Trustee, pursuant to written instructions of the Administrator, to acquire the Financed Student Loans.

                  (ii) The Issuer, for the benefit of the Noteholders and itself, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Issuer. The Reserve Account initially will be established as a segregated account at U.S. Bank National Association in the name of the Indenture Trustee. The Issuer will make an initial deposit on the Closing Date into the Reserve Account of cash or certain Eligible Investments equal to the Reserve Account Initial Deposit.

                  (b) Funds on deposit in the Collection Account and the Reserve Account (together, the "Trust Accounts") shall be invested by the Indenture Trustee (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments pursuant to written instructions by the Issuer; PROVIDED, HOWEVER, it is understood and agreed that the Indenture Trustee shall not be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by (or by any custodian on behalf of) the Indenture Trustee for the benefit of the Noteholders and the Issuer; provided that on the Business Day preceding each Distribution Date on which funds in the applicable Trust Account will be needed, all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be deposited into the Collection Account and shall constitute a portion of the Available Funds for such Distribution Date. Other than as described in the following proviso or as otherwise permitted by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Distribution Date for which such funds are needed; PROVIDED, HOWEVER, that funds on deposit in Trust Accounts may be invested in Eligible Investments of the Indenture Trustee which may mature so that such funds will be available on such Distribution Date. Funds deposited in a Trust Account on a Business Day which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

                  (c) The Indenture Trustee, on behalf of the Noteholders, shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Indenture Trust Estate. Subject to the Issuer's power to instruct the Indenture Trustee pursuant to paragraph (b) above, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Administrator on its behalf) agrees, by its acceptance hereto, that it shall within 5 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Issuer agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Issuer shall notify the Indenture Trustee, in writing, promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

                                    (A)      With respect to the Trust Account
                  Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                                    (B)      any Trust Account Property that is
                  held in deposit accounts shall be held solely in Eligible Deposit Accounts; and, subject to Section 8.02(b), each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                                    (C)      any Trust Account Property shall be
                  Delivered to the Indenture Trustee in accordance with the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or such other Person acting solely for the Indenture Trustee as required for Delivery;

                                    (D)      In the event that the Indenture
                  Trustee, in its capacity as securities intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Trust Accounts or any security entitlement credited thereto, the Indenture Trustee, in its capacity as securities intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee for the benefit of the Noteholders. The financial assets and other items deposited to the Trust Accounts will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Indenture Trustee (except that the Indenture Trustee, in its capacity as securities intermediary may set off (i) the face amount of any checks which have been credited to the Trust Accounts but are subsequently returned unpaid because of uncollected or insufficient funds, and (ii) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Trust Accounts;

                                    (E)      The Issuer shall instruct the
                  Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Indenture Trustee to carry out its duties under this Indenture;

                                    (F)      Each Trust Account provided for
                  herein to be established and maintained by the Indenture Trustee shall be so established and maintained by the Indenture Trustee, as securities intermediary (in such capacity, the "Securities Intermediary"). Each item of "investment property" within the meaning of Section 9-102(a)(49) of the New York Uniform Commercial Code (which shall not be deemed to include the Financed Student Loans or the related notes evidencing the Financed Student Loans) or "money" within the meaning of Section 1-201(24) of the New York Uniform Commercial Code, that is (whether investment property, security, instrument or cash) credited to such a Trust Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York Uniform Commercial Code. The State of New York shall be deemed to be the Securities Intermediary's location for purposes of the New York Uniform Commercial Code, and each such Trust Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York; and

                                    (G)      Following the filing of any UCC
                  financing statement with respect to this Indenture the Indenture Trustee hereby agrees to notify the Issuer six months prior to the expiration of such filing of the need to file continuation statements, and to the extent permitted by law, the Issuer shall execute and file such continuation statements, and provide a copy thereof to the Indenture Trustee along with an Opinion of Counsel to the effect that all action has been taken as is necessary to maintain the lien and security interest created by this Indenture.

                  (d)      On each Distribution Date on which neither a Class B
Note Interest Trigger nor a Class C Note Interest Trigger is in effect, the Administrator shall instruct the Indenture Trustee in writing (based on the information contained in the Administrator's Officer's Certificate and each related Servicer's Report delivered pursuant to the Administration Agreement) to make the following deposits and distributions to the Persons or to the account specified below by 11:00 a.m. (New York time), to the extent of the amount of Available Funds in the Collection Account, in the following order of priority (except as otherwise provided in Sections 5.04(b) or 5.04(c) and the Indenture Trustee shall comply with such instruction:

                  (1) FIRST, PRO RATA: (i) Indenture Trustee fees and expenses, Irish Paying Agent fees and expenses, Grantor Trustee fees and expenses,

         Owner Trustee fees and expenses, and Back-up Administrator fees and expenses in an aggregate amount not to exceed $250,000, PER ANNUM; (ii) Servicing Fees with respect to the Financed Student Loans due on such Distribution Date and all prior unpaid Servicing Fees allocated to the Financed Student Loans up to the amount specified in the Servicing Agreements, and (iii) Administration Fees with respect to the Financed Student Loans up to the amount specified in the Administration Agreement;

                  (2) SECOND, to TERI, the additional guaranty fees pursuant to the TERI Guaranty Agreements, which will be deposited into the TERI Pledge Fund;

                  (3) THIRD, to the holders of each Class of Class A Notes, the Noteholders' Interest Distribution Amount for such Class A Notes on a PRO RATA basis;

                  (4) FOURTH, to the holders of the Class B Notes, the Noteholders' Interest Distribution Amount for the Class B Notes;

                  (5) FIFTH, to the holders of the Class C Notes, the Noteholders' Interest Distribution Amount for the Class C Notes;

                  (6) SIXTH, to the Reserve Account, an amount, up to the amount, if any, necessary to reinstate the balance of the Reserve Account to the greater of the amounts determined pursuant to clauses
         (b) and (c) of the definition of Specified Reserve Account Balance;

                  (7) SEVENTH, to TERI, to purchase Rehabilitated Financed Student Loans;

                  (8) EIGHTH, to the holders of (i) the Class A-1 Notes, until paid in full, then (ii) the Class A-2 Notes, until paid in full, then
         (iii) the Class A-3 Notes, until paid in full, then (iv) the Class A-4 Notes, until paid in full, then (v) the Class A-5 Notes, until paid in full, then (vi) the Class B Notes, until paid in full, and finally,
         (vii) the Class C Notes, until paid in full, the Noteholders' Principal Distribution Amount; PROVIDED, however, that on and after the Stepdown Date and so long as no Subordinate Note Principal Trigger has occurred and remains in effect, the Class A Percentage of the Noteholders' Principal Distribution Amount will be payable to the Class A Notes (in the same order of priority set forth above), the Class B Percentage of the Noteholders' Principal Distribution Amount will be payable to the Class B Notes and the Class C Percentage of the Noteholders' Principal Distribution Amount will be payable to the Class C Notes until paid in full;

                  (9) NINTH, PRO RATA: (i) any unreimbursed Advances to FMC and
         (ii) for all amounts in excess of the maximum amounts specified in priority FIRST: for Indenture Trustee fees and expenses pursuant to the Indenture; for Irish Paying Agent fees and expenses pursuant to the Irish Paying Agent Agreement; for Grantor Trustee fees and expenses pursuant to the Grantor Trust Agreement; Owner Trustee fees and expenses pursuant to the Trust Agreement; for Back-up Administrator fees and expenses pursuant to the Back-up Administration Agreement; indemnities, fees and expenses of the Servicers; and the portion of the Administration Fee and expenses allocated to the Notes and all unpaid Administration Fees and expenses from prior Collection Periods allocated to the Notes;

                  (10) TENTH, (a) on and after the 10% Pool Balance Distribution Date, or (b) if a TERI Turbo Trigger has occurred, to the holders of the Notes, any remaining amounts as payment of principal allocated among the Noteholders as described in priority EIGHTH until the Outstanding Amount of each Class of Notes is reduced to zero; and

                  (11) ELEVENTH, to FMC, any unpaid and accrued structuring advisory fees, and then to the Certificateholders, any remaining amounts.

         Notwithstanding the foregoing, for each Distribution Date on which (i) a Class B Note Interest Trigger is in effect, amounts payable pursuant to priority FOURTH and priority FIFTH will instead be paid following priority EIGHTH, and (ii) a Class C Note Interest Trigger is in effect, amounts payable pursuant to priority FIFTH will be paid following priority EIGHTH.

                  SECTION 8.03 GENERAL PROVISIONS REGARDING ACCOUNTS. (a) So long as no Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Eligible Investments and reinvested by the Indenture Trustee upon Issuer Order, subject to the provisions of Section 8.01(b). All income or other gain from investments of moneys deposited in the Trust Accounts shall be deposited by the Indenture Trustee in the Collection Account, and any loss resulting from such investments shall be charged to such Trust Account. The Issuer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

                  (b) Subject to Section 6.01(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

                  (c) If (i) the Issuer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 10:00 a.m. Eastern Time (or such other time as may be agreed by the Issuer and Indenture Trustee) on any Business Day; or (ii) a Default shall have occurred and be continuing, but the Notes shall not have been declared due and payable pursuant to Section 5.02, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Indenture Trust Estate are being applied in accordance with Section 5.04 as if there had not been such a declaration; then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments.

                  SECTION 8.04 RELEASE OF INDENTURE TRUST ESTATE. (a) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to
Section 6.07 have been paid, release any remaining portion of the Indenture Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04(b) only upon receipt of an Issuer Request accompanied by an Officers' Certificate of the Issuer and an Opinion of Counsel meeting the applicable requirements of Section 11.01.

                  SECTION 8.05 OPINION OF COUNSEL. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.04(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, except in connection with any action contemplated by Section 8.04(c), as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the holders of the Notes in contravention of the provisions of this Indenture. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                  SECTION 8.06 COST OF ISSUANCE ACCOUNT. The Issuer shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Cost of Issuance Account"). The Cost of Issuance Account shall not be a Trust Account and the Noteholders shall have no interest in the amount deposited therein. The Cost of Issuance Account initially will be established as a segregated account at U.S. Bank National Association in the name of the Indenture Trustee. The Issuer shall make a deposit into the Cost of Issuance Account on the Closing Date in an amount equal to $2,803,778. Upon receipt of written instructions from the Administrator, the Indenture Trustee shall remit funds on deposit in the Cost of Issuance Account to pay the costs and expenses incurred by the Issuer in connection with issuing the Notes. Commencing 60 days after the Closing Date, the Indenture Trustee shall remit funds, if any, remaining in the Cost of Issuance Account as directed in writing by the Administrator.

                  SECTION 8.07 APPLICATION OF COLLECTIONS. (a) With respect to each Financed Student Loan, all collections (including all Guarantee Payments) with respect thereto for the Collection Period shall be applied to interest and principal on such Financed Student Loan by allocating to interest the portion of such collection equal to the product of
(A) the applicable interest rate on such Financed Student Loan, (B) the unpaid principal balance of such Financed Student Loan, and (C) the period of time elapsed since the preceding payment of interest on such Financed Student Loan was made (over the actual number of days in a year) ("Interest Collections") and by allocating the remainder of such collection to principal.

                  (b) All Liquidation Proceeds shall be applied to the related Financed Student Loan.

                  SECTION 8.08 RESERVE ACCOUNT. (a) On the Closing Date, the Issuer shall deposit the Reserve Account Initial Deposit into the Reserve Account. The Indenture Trustee shall deposit into the Reserve Account the amounts, if any, required to be deposited pursuant to Sections 8.02 and 8.11.

                  (b) (i) If the amounts payable for any Distribution Date pursuant to Section 8.02(d)(1) exceed the amount distributed or allocated to the applicable parties on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute or allocate such amounts to the applicable parties PRO RATA (based upon the amount owed to such parties).

                           (ii)     [Reserved]

                           (iii) If the amounts payable for any Distribution Date pursuant to Section 8.02(d)(2) exceed the amount transferred to the TERI Pledge Fund on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs
         (b)(i) through (b)(ii) above, and to transfer such amount to the TERI Pledge Fund.

                           (iv) If the Noteholders' Interest Distribution Amount with respect to the Class A Notes for a Distribution Date exceeds the amount distributed to the holders of the Class A Notes on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (b)(i) through
         (b)(iii) above, and to distribute such amount PRO RATA (based on the amount of such excess allocable to the holders of the Class A Notes), to the holders of the Class A Notes entitled thereto.

                           (v) If on the Final Maturity Date for a Class of Class A Notes, the outstanding principal balance of the applicable Class of Class A Notes (prior to giving effect to any distribution of principal thereon on such date) exceeds the amount of principal distributed to the holders of the applicable Class of Class A Notes on such date, the Administrator shall instruct the Indenture Trustee in writing on such date to withdraw from the Reserve Account on such date an amount equal to such excess, to the extent of funds available therein, after giving effect to paragraphs (b)(i) through (b)(iv) above and



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


         to distribute such amount to the holders of the applicable Class of Class A Notes, in the same order and priority as is set forth in
         Section 8.02(d)(8).

                           (vi) If the Noteholders' Interest Distribution Amount with respect to the Class B Notes for a Distribution Date exceeds the amount distributed to the holders of the Class B Notes on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (b)(i) through
         (b)(v) above, and to distribute such amount, to the holders of the Class B Notes entitled thereto.

                           (vii) If on the Final Maturity Date for the Class B Notes, the outstanding principal balance of the Class B Notes (prior to giving effect to any distribution of principal thereon on such date) exceeds the amount of principal distributed to the holders of the Class B Notes on such date, the Administrator shall instruct the Indenture Trustee in writing on such date to withdraw from the Reserve Account on such date an amount equal to such excess, to the extent of funds available therein, after giving effect to paragraphs (b)(i) through
         (b)(vi) above and to distribute such amount to the holders of the Class B Notes.

                           (viii) If the Noteholders' Interest Distribution Amount with respect to the Class C Notes for a Distribution Date exceeds the amount distributed to the holders of the Class C Notes on such Distribution Date, the Administrator shall instruct the Indenture Trustee in writing to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (b)(i) through
         (b)(vii) above, and to distribute such amount to the holders of the Class C Notes entitled thereto.

                           (ix) If on the Final Maturity Date for the Class C Notes, the outstanding principal balance of the Class C Notes (prior to giving effect to any distribution of principal thereon on such date) exceeds the amount of principal distributed to the holders of the Class C Notes on such date, the Administrator shall instruct the Indenture Trustee in writing on such date to withdraw from the Reserve Account on such date an amount equal to such excess, to the extent of funds available therein, after giving effect to paragraphs (b)(i) through
         (b)(viii) above and to distribute such amount to the holders of the Class C Notes.

                  (c) If the amount on deposit in the Reserve Account on any Distribution Date (without giving effect to all deposits or withdrawals therefrom on such Distribution Date) is greater than the Specified Reserve Account Balance for such Distribution Date, the Issuer shall instruct the Indenture Trustee in writing to deposit the amount of such excess into the Collection Account for distribution on such Distribution Date.

                  SECTION 8.09 STATEMENTS TO NOTEHOLDERS. On each Determination Date preceding a Distribution Date, pursuant to the Administration Agreement the Administrator shall provide to the Indenture Trustee (with a copy to the Owner Trustee and the Rating Agencies) for the Indenture Trustee to forward on such succeeding Distribution Date to each holder of record



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


of the Notes a statement setting forth at least the following information as to the Notes, to the extent applicable:

                  (1) the amount of the distribution allocable to principal of each Class of Notes;

                  (2) the amount of the distribution allocable to interest on each Class of Notes, together with the interest rates applicable with respect thereto;

                  (3) the Pool Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to the related payments allocated to principal reported under clause (1) above;

                  (4) the aggregate outstanding principal balance or Notional Amount, as applicable, of each Class of Notes as of such Distribution Date, after giving effect to related payments allocated to principal reported under clause (1) above;

                  (5) for each Distribution Date (A) the amount of fees and expenses paid to the Indenture Trustee, the Owner Trustee and the Grantor Trustee; (B) the amount of the Servicing Fee and expenses paid to the Servicers; (C) the amount of fees paid to TERI; (D) the amount of the Administration Fee and expenses paid to the Administrator, and
         (E) the amount of the Back-Up Administration Fee and expenses paid to the Back-Up Administrator, and, in each case, with respect to such Collection Period, together with the amount, if any, remaining unpaid after giving effect to all such payments;

                  (6) for each Distribution Date, the amount of the aggregate Realized Losses for the Financed Student Loans, if any, for such Collection Period and the balance of the Financed Student Loans that are delinquent in each delinquency period as of the end of such Collection Period;

                  (7) the balance of the Reserve Account on such Distribution Date, after giving effect to changes therein on such Distribution Date;

                  (8) the amounts withdrawn from the Reserve Account on such Distribution Date; and

                  (9) the amount of any Advance with respect to such Distribution Date;

                  (10) the amount transferred to the TERI Pledge Fund to acquire Rehabilitated Student Loans with respect to such Distribution Date.

                  Each amount set forth pursuant to clauses (1), (2), (3), (5) and (6) above shall be expressed as a dollar amount per $50,000 of Original Principal Balance of a Note. A copy of the statements referred to above may be obtained by any Note Owner by a written request to the Indenture Trustee addressed to the Corporate Trust Office.



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


                  SECTION 8.10 [Reserved]

                  SECTION 8.11 ADVANCES. (a) On or prior to any Distribution Date, a Certificateholder may, but shall not be obligated to, make an optional deposit (each, an "Optional Deposit") to the Reserve Account from funds to be released to such Certificateholder pursuant to Section 8.02(d)(11) on such Distribution Date or otherwise. Any such Optional Deposit shall be applied on the related Distribution Date in the same manner as other funds on deposit in the Reserve Account on the related Distribution Date in accordance with Section 8.08.

                  (b) If on any Determination Date the amount required to be distributed on the upcoming Distribution Date pursuant to Section 8.02(d)(1), would exceed the sum of the aggregate amount in the Collection Account and the Reserve Account, the Administrator, in its sole option, may elect to deposit, or have an Affiliate deposit, in the Reserve Account (no later than the Business Day immediately preceding such Distribution Date) an amount up to the amount of such deficiency (such deposit, is referred to as an "Advance").


                                   ARTICLE IX

                             Supplemental Indentures

                  SECTION 9.01 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS. (a) Without the consent of any holders of the Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

                           (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                           (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                           (iii) to add to the covenants of the Issuer, for the benefit of the holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                           (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                           (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not materially adversely affect the interests of the holders of the Notes; or



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


                           (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI.

The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Administrator, on behalf of the Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the holders of the Notes but upon satisfying the Rating Agency Condition, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture, including modifying in any manner the rights of the holders of the Notes under this Indenture; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any holder of the Notes.

                  SECTION 9.02 SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies, and with the consent of the Interested Noteholders holding a majority of the Outstanding Amount of the related Classes of Notes, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the holders of the Notes under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Note affected thereby:

                           (i)      change the date of payment of any
         installment of principal of or interest on each Class of Notes, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Indenture Trust Estate to payment of principal of or interest on the applicable Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
         Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                           (ii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the holders of which is required for any such supplemental indenture, or the consent of the holders of the Notes of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                           (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";



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


                           (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Indenture Trust Estate pursuant to
         Section 5.04;

                           (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the holder of each Outstanding Note affected thereby;

                           (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any applicable Note on any Distribution Date (including the calculation of any of the individual components of such calculation);

                           (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Indenture Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive any holder of any Note of the security provided by the lien of this Indenture; or

                           (viii)   change the definition of Interested
         Noteholders.

It shall not be necessary for any Act of holders of the Notes under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the holders of the Notes to which such amendment or supplemental indenture relates a notice prepared by the Issuer setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 9.03 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

                  SECTION 9.04 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the



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


terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 9.05 [RESERVED]

                  SECTION 9.06 REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                  SECTION 9.07 CONFORMITY WITH THE TRUST INDENTURE ACT. Every Supplemental Indenture executed pursuant to this Article IX shall conform to the requirements of the TIA as then in effect.


                                   ARTICLE X

                             Reporting Requirements

                  SECTION 10.01 ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will cause each Servicer to deliver to the Administrator, any applicable annual statements as to compliance required by such Servicer's Servicing Agreement. Copies of any such annual statements will be provided to the Rating Agencies rating the Notes.

                  SECTION 10.02 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. Within 90 days of the end of each Servicer's regular fiscal-year or calendar-year audit period, the Issuer shall cause each Servicer to cause a firm of independent public accountants to furnish a statement to the Administrator and the Indenture Trustee in accordance with such Servicer's Servicing Agreement. Copies of any such statement shall be provided to the Rating Agencies rating the Notes.


                                   ARTICLE XI

                                  Miscellaneous

                  SECTION 11.01 COMPLIANCE CERTIFICATES AND OPINIONS, ETC. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officers' Certificate of the Issuer stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.



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


Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                           (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                  SECTION 11.02 FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of a Servicer, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of such Servicer, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                  SECTION 11.03 ACTS OF NOTEHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by holders of the Notes may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holders of the Notes, in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the holders of the Notes, signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                  (c) The ownership of Notes, shall be proved by the Note Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the holder of any Notes shall bind the holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

                  SECTION 11.04 NOTICES, ETC., TO INDENTURE TRUSTEE, ISSUER AND RATING AGENCIES. Any request, demand, authorization, direction, notice, consent, waiver or Act of holders of Notes, or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of holders of Notes, is to be made upon, given or furnished to or filed with:

                  (a) the Indenture Trustee by any holder of Notes, or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office.

                  (b) the Issuer by the Indenture Trustee or by any holder of Notes shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to: The National Collegiate Student Loan Trust 2005-1, c/o Delaware Trust Company, National Association, as Owner Trustee, 300 Delaware Avenue, 9th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Administration; with a copy to: The First Marblehead Corporation, The Prudential Tower, 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199-8157, Attention: Controller, with a copy to Richard P. Zermani, Esq., or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the



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


Administrator. The Issuer shall promptly transmit any notice received by it from the holders of the Notes to the Indenture Trustee.

Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, electronically delivered, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (i) in the case of Moody's, via electronic delivery to "servicerreports@moodys.com", and for any information not available in electronic format, send hard copies to: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; (ii) in the case of Standard & Poor's, via electronic delivery to "Servicer_reports@sandp.com" and for any information not available in electronic format, send hard copies to: Standard & Poor's Ratings Services, 55 Water Street, 41st floor, New York, New York 10041-0003, Attention: ABS Surveillance Group; (iii) in the case of Fitch, via electronic delivery to "surveillance-abs-consumer@fitchratings.com" and for any information not available in electronic format, send hard copies to: Fitch Ratings, One State Street Plaza, New York, NY 10004, Attention: ABS Surveillance Group; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                  SECTION 11.05 NOTICES TO NOTEHOLDERS; WAIVER. Where this Indenture provides for notice to holders of Notes of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each holder of Notes affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to holders of the Notes is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular holder of Notes shall affect the sufficiency of such notice with respect to other holders of Notes, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders of the Notes shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to holders of the Notes when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default.

                  SECTION 11.06 ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any holder of the Notes providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such holder of the Notes that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

                  SECTION 11.07 [RESERVED]

                  SECTION 11.08 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 11.09 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind the successors, co-trustees and agents (excluding any legal representatives or accountants) of the Indenture Trustee.

                  SECTION 11.10 SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 11.11 BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the holders of the Notes, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Indenture Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 11.12 LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                  SECTION 11.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. THIS INDENTURE IS SUBJECT TO THE PROVISIONS OF THE TIA THAT ARE REQUIRED TO BE PART OF THIS INDENTURE AND SHALL, TO THE EXTENT APPLICABLE, BE GOVERNED BY SUCH PROVISIONS.

                  SECTION 11.14 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 11.15 RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the

Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the holders of the Notes or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

                  SECTION 11.16 TRUST OBLIGATIONS. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Administrator, the Back-up Administrator, any Servicer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Administrator, the Back-up Administrator, such Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity or (ii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Administrator, the Back-up Administrator, such Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Administrator, the Back-up Administrator, a Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         This Indenture is executed and delivered by Delaware Trust Company, National Association ("DTCNA"), not individually or personally but solely as Owner Trustee of the Issuer in the exercise of the powers and authority conferred and vested in it and each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by DTCNA but is made and intended for the purpose of binding only the Issuer and under no circumstances shall DTCNA be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or otherwise.

                  SECTION 11.17 NO PETITION. The Indenture Trustee, by entering into this Indenture, and each holder of each Class of the Notes, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

                  SECTION 11.18 INSPECTION. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information obtained from such examination or inspection except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                  SECTION 11.19 THIRD-PARTY BENEFICIARIES. This Indenture will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Note Owners and their respective successors and permitted assigns. Except as otherwise provided in this Indenture, no other person will have any right or obligation hereunder.

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.


                                          THE NATIONAL COLLEGIATE STUDENT
                                          LOAN TRUST 2005-1,


                                          By:     DELAWARE TRUST COMPANY,
                                                  NATIONAL ASSOCIATION,
                                                  not in its individual capacity
                                                  but solely as Owner Trustee,


                                          By:     /s/ Sterling C. Correia
                                                  ------------------------------
                                          Name:   Sterling C. Correia
                                                  ------------------------------
                                          Title:  Vice President
                                                  ------------------------------



                                          U.S. BANK NATIONAL ASSOCIATION,
                                          not in its individual capacity but
                                          solely as Indenture Trustee,


                                          By:     /s/ Vaneta I. Bernard
                                                  ------------------------------
                                          Name:   Vaneta I. Bernard
                                                  ------------------------------
                                          Title:  Vice President
                                                  ------------------------------

STATE OF DELAWARE          )
                           ) ss.:
COUNTY OF NEW CASTLE       )


         On the 14th day of February in the year 2005, before me, the undersigned, personally appeared Sterling C. Correia, an Authorized Officer, of DELAWARE TRUST COMPANY, NATIONAL ASSOCIATION, as Owner Trustee of THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 14th day of February 2005.


                                          /s/ Kenneth E. Holbert, Sr.
                                          --------------------------------------
                                          Notary Public in and for
                                          the State of Delaware.



         My commission expires:

         October 30, 2008

         [SEAL]

STATE OF MASSACHUSETTS     )
                           )  ss.:
COUNTY OF SUFFOLK          )


         On the 23rd day of February in the year 2005, before me, the undersigned, personally appeared Vaneta I. Bernard, a Vice President of U.S. BANK NATIONAL ASSOCIATION, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 23rd day of February,
2005.


                                          /s/ Grace Lee
                                          -------------------------
                                          Notary Public in and for
                                          the State of MA.



         My commission expires:

         April 21, 2006

         [SEAL]

                                   APPENDIX A

                              DEFINITIONS AND USAGE

                                      Usage
                                      -----

The following rules of construction and usage shall be applicable to any instrument that is governed by this Appendix:

(a) All terms defined in this Appendix shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

(b) As used herein, in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such instrument. To the extent that the definitions of accounting terms in this Appendix or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

(c) The words "hereof," "herein," "hereunder" and words of similar import when used in an instrument refer to such instrument as a whole and not to any particular provision or subdivision thereof; references in an instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such instrument; and the term "including" means "including without limitation."

(d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.



                                  Appendix A-1

                                   Definitions
                                   -----------

                  "ACCOUNTANT" means PricewaterhouseCoopers LLP and any other independent certified public accountant as may be selected by the Issuer and satisfying the Rating Agency Condition.

                  "ACT" has the meaning specified in Section 11.03(a) of the Indenture.

                  "ADMINISTRATION AGREEMENT" means the Administration Agreement dated as of February 23, 2005, among the Issuer, the Indenture Trustee, the Owner Trustee, the Depositor and the Administrator.

                  "ADMINISTRATION FEE" has the meaning specified in Section 3 of the Administration Agreement.

                  "ADMINISTRATOR" means First Marblehead Data Services, Inc., a Massachusetts corporation, in its capacity as administrator of the Issuer and the Financed Student Loans, and its successors and permitted assigns.

                  "ADMINISTRATOR DEFAULT" means the occurrence of any event specified in Section 8(d) of the Administration Agreement.

                  "ADVANCE" has the meaning specified in Section 8.11(b) of the Indenture.

                  "AFFILIATE" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "APPLICABLE INDEX" means with respect to each Class of Notes (other than the Class A-IO Notes) One-Month LIBOR; PROVIDED, HOWEVER, with respect to the initial Interest Period, the Applicable Index shall be determined by the following formula:

                           X + 3/31*(Y-X)

                           Where: X = Two-Month LIBOR, and

                           Y = Three-Month LIBOR, in each case, as of the second Business Day before the start of the initial Interest Period.

                  "APPLICABLE NOTE MARGIN" means: 0.06% for the Class A-1 Notes, 0.09% for the Class A-2 Notes, 0.14% for the Class A-3 Notes, 0.24% for the Class A-4 Notes, 0.48% for the Class A-5 Notes, 0.38% for the Class B Notes, and 0.70% for the Class C Notes.



                                  Appendix A-2

                  "APPLICABLE PROCEDURES" has the meaning specified in Section 2.04(j)(i) of the Indenture.

                   "AUTHORIZED OFFICER" means, with respect to any Person, any Person who is authorized to act for such Person in matters relating to the Basic Documents and whose action is binding upon such Person. With the respect to the Issuer, "Authorized Officer" means any officer of the Owner Trustee and/or the Administrator who is authorized to act for the Owner Trustee and/or the Administrator in matters relating to the Issuer. With respect to the Indenture Trustee, "Authorized Officer" means any officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "AVAILABLE FUNDS" means, with respect to any Distribution Date or any other distribution date pursuant to Section 5.04 of the Indenture, the sum of the following amounts received with respect to the then elapsed portion of the related Collection Period to the extent not previously distributed:

                           (i) all collections received by the Servicers on the Financed Student Loans, (including any Guarantee Payments received) but net of any applicable administrative fees, late fees or similar fees received from a borrower;

                           (ii) all Liquidation Proceeds and all Recoveries in respect of Liquidated Student Loans which were written off in prior Collection Periods or prior months of such Collection Period;

                           (iii) the aggregate Purchase Amounts received for Financed Student Loans repurchased by a Seller or a Servicer or under an obligation which arose during the elapsed portion of such Collection Period;

                           (iv)     Investment Earnings for such Distribution
                  Date;

                           (v) amounts withdrawn from the Reserve Account in excess of the Specified Reserve Account Balance and deposited into the Collection Account;

                           (vii)    [Reserved]

                           (viii)   Advances and Optional Deposits, if any; and

                           (ix) any proceeds received in connection with the sale of the Student Loans, or sums collected by the Indenture Trustee pursuant to Sections 5.03 or 5.04(a) of the Indenture; PROVIDED, HOWEVER, that Available Funds will exclude all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loans, the related Purchase Amount of which has been included in Available Funds, for a prior Distribution Date; PROVIDED, FURTHER, that if on any Distribution Date there would not be sufficient funds, after application of Available Funds and amounts available from the Reserve Account, to pay any of the items specified in clauses (1) through (5) of Section 8.02(d) of the Indenture for such Distribution



                                  Appendix A-3

                  Date, then Available Funds for such Distribution Date will include, in addition to the Available Funds, amounts being held pursuant to Section 8.01 of the Indenture, or on deposit in the Collection Account, with respect to Available Funds relating to such Distribution Date which would have constituted Available Funds for the Distribution Date succeeding such Distribution Date, up to the amount necessary to pay the items specified in clause (1) through (5) of
                  Section 8.02(d) of the Indenture, and the Available Funds, for such succeeding Distribution Date will be adjusted accordingly.

                  "BACK-UP ADMINISTRATION AGREEMENT": means the Back-up Administration Agreement dated as of February 23, 2005 among the Issuer, Back-up Administrator, the Owner Trustee, the Administrator and the Depositor.

                  "BACK-UP ADMINISTRATION FEE" means the fee payable to the Back-up Administrator pursuant to the Back-up Administration Agreement.

                  "BACK-UP ADMINISTRATOR" means U.S Bank National Association, a national banking association, in its capacity as back-up administrator of the Issuer and the Financed Student Loans, and its successors and permitted assigns.

                  "BACK-UP ADMINISTRATOR DEFAULT" means the occurrence of any event specified in Section 8(d) of the Administration Agreement.

                  "BASIC DOCUMENTS" means the Trust Agreement, the Grantor Trust Agreement, the Indenture, all Student Loan Purchase Agreements, the Deposit and Sale Agreement, the Servicing Agreements, the Administration Agreement, the Back-up Administration Agreement, the Custodial Agreements, the Note Depository Agreement, the Guarantee Agreements, the TERI Deposit and Security Agreement, any Program Manual and other documents and certificates delivered in connection with any thereof.

                  "BENEFICIAL OWNER" means, with respect to a Note, the Person who is the beneficial owner of such Note, as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant, in accordance with the rules of such Depository), as the case may be.

                  "BOOK-ENTRY NOTE" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

                  "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York City or the city in which the designated corporate trust office of the Indenture Trustee is located, are authorized or obligated by law, regulation or executive order to remain closed.

                  "CERTIFICATES" means the Trust Certificates issued pursuant to the Trust Agreement, substantially in the form of Exhibit 1 thereto.



                                  Appendix A-4

                  "CERTIFICATEHOLDERS" means the Persons in whose names Certificates are registered.

                  "CLASS" means reference to any of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-IO, Class B or Class C Notes, as applicable.

                  "CLASS A NOTES" means the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes and Class A-IO Notes.

                  "CLASS A PERCENTAGE" means at any time the percentage equivalent of a fraction, the numerator of which is the Outstanding Amount of the Class A Notes and the denominator of which is the sum of the Outstanding Amount of all the Notes.

                  "CLASS A-1 NOTE" means a Class A-1 Note issued pursuant to the Indenture, substantially in the form of Exhibit A-1 thereto.

                  "CLASS A-2 NOTE" means a Class A-2 Note issued pursuant to the Indenture, substantially in the form of Exhibit A-2 thereto.

                  "CLASS A-3 NOTE" means a Class A-3 Note issued pursuant to the Indenture, substantially in the form of Exhibit A-3 thereto.

                  "CLASS A-4 NOTE" means a Class A-4 Note issued pursuant to the Indenture, substantially in the form of Exhibit A-4 thereto.

                  "CLASS A-5 NOTES" means the Class A-5 Notes issued pursuant to the Indenture, substantially in the form of Exhibit A-5 thereto

                  "CLASS A-IO NOTE" means a 6.75% Class A-IO Note issued pursuant to the Indenture, substantially in the form of Exhibit A-6 thereto.

                  "CLASS B NOTE" means a Class B Note issued pursuant to the Indenture, substantially in the form of Exhibit A-7 thereto.

                  "CLASS B PERCENTAGE" means at any time the percentage equivalent of a fraction, the numerator of which is the Outstanding Amount of the Class B Notes and the denominator of which is the sum of the Outstanding Amount of all the Notes.

                  "CLASS B NOTE INTEREST TRIGGER" means on any Distribution Date, if, on the last day of the related Collection Period, the aggregate Outstanding Amount of the Class A Notes exceeds the sum of the Pool Balance plus the amount on deposit in the Reserve Account (excluding amounts on deposit in the TERI Pledge Fund); PROVIDED, HOWEVER, that a Class B Note Interest Trigger will not be deemed to be in effect if TERI is continuing to pay claims on Defaulted Student Loans that have met TERI's due diligence requirements and TERI is solvent; and PROVIDED, FURTHER, for any Distribution Date after the 10% Pool Balance Distribution Date, amounts on deposit in the Reserve Account shall be excluded from this calculation.



                                  Appendix A-5

                  "CLASS C NOTE" means a Class C Note issued pursuant to the Indenture, substantially in the form of Exhibit A-8 thereto.

                  "CLASS C NOTE INTEREST TRIGGER" means on any Distribution Date on or after March 27, 2006, if, on the last day of the related Collection Period, the aggregate Outstanding Amount of the Class A Notes and the Class B Notes exceeds the sum of the Pool Balance plus the amount on deposit in the Reserve Account (excluding amounts on deposit in the TERI Pledge Fund); PROVIDED, HOWEVER, that a Class C Note Interest Trigger will not be deemed to be in effect if TERI is continuing to pay claims on Defaulted Student Loans that have met TERI's due diligence requirements and TERI is solvent; and PROVIDED, FURTHER, that for any Distribution Date after the 10% Pool Balance Distribution Date, amounts on deposit in the Reserve Account shall be excluded from this calculation.

                  "CLASS C PERCENTAGE" means at any time the percentage equivalent of a fraction, the numerator of which is the Outstanding Amount of the Class C Notes and the denominator of which is the sum of the Outstanding Amount of all the Notes.

                  "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

                  "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "CLEARSTREAM" means Clearstream Banking, a societe anonyme, a limited liability company organized under the laws of Luxembourg.

                  "CLOSING DATE" means February 23, 2005.
                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                  "COLLATERAL" has the meaning specified in the Granting Clause of the Indenture.

                  "COLLECTION ACCOUNT" means the account designated as such, established and maintained pursuant to Section 8.02(a)(i) of the Indenture.

                  "COLLECTION PERIOD" means, with respect to the first Distribution Date, the period beginning on the Cutoff Date and ending on March 31, 2005, and with respect to each subsequent Distribution Date, the Collection Period means the calendar month immediately following the end of the previous Collection Period.

                  "CORPORATE TRUST OFFICE" means (i) with respect to the Indenture Trustee and the Note Registrar (so long as the Indenture Trustee is the Note Registrar), the designated office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at One Federal Street, 3rd Floor, Boston, Massachusetts 02110, Attention: The National Collegiate Student Loan Trust 2005-1 (facsimile: (617) 603-6638) or at such other address as the Indenture Trustee may designate from



                                  Appendix A-6
time to time by notice to the Noteholders, the Administrator, and the Depositor, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders, the Administrator, and the Depositor) and (ii) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 300 Delaware Avenue, 9th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Administration (facsimile: (302) 552-3129); or at such other address as the Owner Trustee may designate by notice to the Certificateholders, the Administrator and the Depositor, or corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders, the Administrator, the Back-up Administrator and the Depositor).

                  "COST OF ISSUANCE ACCOUNT" means the account designated as such, established and maintained pursuant to Section 8.06 of the Indenture.

                  "CREDIT-WORTHY COSIGNED LOAN" means a loan made to a borrower to pay the costs of attendance at a school approved under the Student Loan Programs, which loan (i) was originated and underwritten to a credit-worthy standard as set forth in the related Program Manual with at least two signatures on the note evidencing such Student Loan, and (ii) is guaranteed by TERI.

                  "CREDIT-WORTHY NON-COSIGNED LOAN" means a loan made to a borrower to pay the costs of attendance at a school approved under the Student Loan Programs, which loan (i) was originated and underwritten to a credit-worthy standard as set forth in the related Program Manual with one signature on the note evidencing such Student Loan, and (ii) is guaranteed by TERI.

                  "CREDIT-READY LOAN" means a loan made to a borrower to pay the costs of attendance at a school approved under the Student Loan Programs, which loan (i) was originated and underwritten to a credit-ready standard as set forth in the related Program Manual with one signature on the note evidencing such Student Loan, and (ii) is guaranteed by TERI.

                  "CUMULATIVE DEFAULT RATE" means, as of any Distribution Date, the percentage equivalent of the fraction (a) the numerator of which is the cumulative principal balance of the Financed Student Loans which are Defaulted Student Loans on the last day of the Collection Period related to such Distribution Date, and (b) the denominator of which is the cumulative principal balance (on a loan by loan basis, the beginning principal balance of each Financed Student Loan on the first date each loan first enters repayment status) of all Financed Student Loans that have entered repayment status plus any prepayments on such Financed Student Loans that have occurred prior to those Financed Student Loans entering repayment.

                  "CUSTODIAL AGREEMENTS" means, the Custodial Agreements, dated as of February 23, 2005, each between the applicable Servicer and the Indenture Trustee.

                  "CUTOFF DATE" means with respect to the Financed Student Loans, January 31, 2005.

                  "DEFAULT" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.



                                  Appendix A-7

                  "DEFAULTED STUDENT LOAN" means a Financed Student Loan for which a TERI Guaranty Event has occurred.

                  "DEFINITIVE NOTES" has the meaning specified in Section 2.10 of the Indenture.

                  "DELIVERY" or "DELIVER" when used with respect to Trust Account Property means the following and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Collateral to the Indenture Trustee, free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof:

(a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute instruments and are susceptible of physical delivery ("Physical Property"):

(b) transfer of possession thereof to the Indenture Trustee endorsed to, or with respect to a certificated security:

                           (i) delivery thereof in bearer form to the Indenture Trustee; or

                           (ii) delivery thereof in registered form to the Indenture Trustee and

                                    (A)      the certificate is endorsed to the
                  Indenture Trustee or in blank by effective endorsement; or

                                    (B)      the certificate is registered in
                  the name of the Indenture Trustee, upon original issue or registration of transfer by the issuer;

(c)      with respect to an uncertificated security:

                           (i) the delivery of the uncertificated security to the Indenture Trustee; or

                           (ii) the issuer has agreed that it will comply with instructions originated by the Indenture Trustee, without further consent by the registered owner;

(d) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations:

                           (i) a Federal Reserve Bank by book entry credits the book-entry security to the securities account (as defined in 31 CFR Part 357) of a participant (as defined in 31 CFR
                  Part 357) which is also a securities intermediary; and



                                  Appendix A-8

                           (ii) the participant indicates by book entry that the book-entry security has been credited to the Indenture Trustee's securities account, as applicable;

(e)      with respect to a security entitlement:

                           (i)      the Indenture Trustee, becomes the
                  entitlement holder; or

                           (ii) the securities intermediary has agreed that it will comply with entitlement orders originated by the Indenture Trustee;

(f) without further consent by the entitlement holder for the purpose of clauses (b) and (c) hereof "delivery" means:

                           (i)      with respect to a certificated security:

                                    (A)      the Indenture Trustee, acquires
                  possession thereof;

                                    (B)      another person (other than a
                  securities intermediary) either acquires possession thereof on behalf of the Indenture Trustee or, having previously acquired possession thereof, acknowledges that it holds for the Indenture Trustee; or

                                    (C)      a securities intermediary acting on
                  behalf of the Indenture Trustee acquires possession of thereof, only if the certificate is in registered form and has been specially endorsed to the Indenture Trustee by an effective endorsement;

                           (ii)     with respect to an uncertificated security:

                                    (A)      the issuer registers the Indenture
                  Trustee as the registered owner, upon original issue or registration of transfer; or

                                    (B)      another person (other than a
                  securities intermediary) either becomes the registered owner thereof on behalf of the Indenture Trustee, or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee;

(g) for purposes of this definition, except as otherwise indicated, the following terms shall have the meaning assigned to each such term in the UCC:

                           (i)      "certificated security"

                           (ii)     "effective endorsement"

                           (iii)    "entitlement holder"



                                  Appendix A-9

                           (iv)     "instrument"

                           (v)      "securities account"

                           (vi)     "securities entitlement"

                           (vii)    "securities intermediary"

                           (viii)   "uncertificated security"

(h) in each case of Delivery contemplated herein, the Indenture Trustee shall make appropriate notations on its records, and shall cause same to be made of the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

                  "DEPOSIT AND SALE AGREEMENT" means the Deposit and Sale Agreement dated as of February 1, 2005, between the Depositor and the Issuer pursuant to which the Depositor transfers Student Loans to the Issuer.

                  "DEPOSITOR" means The National Collegiate Funding LLC, as depositor under the Trust Agreement and any successor thereto or assignee thereof.

                  "DEPOSITORY" means The Depository Trust Company, a New York corporation, its successors and assigns.

                  "DEPOSITORY PARTICIPANT" means a Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "DETERMINATION DATE" means, with respect to any Distribution Date, the third Business Day preceding such Distribution Date.

                  "DISTRIBUTION DATE" means, the 25th calendar day of each month of if such day is not a Business Day, the next Business Day, commencing April 25, 2005.

                  "DTC" means the Depository Trust Company, a New York corporation.

                  "DTC CUSTODIAN" means the Indenture Trustee as a custodian for DTC.

                  "ELIGIBLE DEPOSIT ACCOUNT" means either (a) a segregated account with an Eligible Institution, (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from at least two nationally recognized Rating Agencies in one of their respective generic rating categories which signifies investment grade, or (c) any other account that is acceptable to the Rating Agencies (as evidenced by written confirmation to the Indenture Trustee from each Rating Agency that the use of such account satisfies the Rating Agency Condition).



                                 Appendix A-10

                  "ELIGIBLE INSTITUTION" means a depository institution (which may be, without limitation, the Indenture Trustee or any Affiliate of the Indenture Trustee) organized under the banking laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), (a) which has (i) a short-term senior unsecured debt rating of "P-1" or better by Moody's, (ii) either (A) a long term senior unsecured debt rating of "AAA" by S&P or (B) a short-term senior unsecured debt rating "A-1+" by S&P, and (iii) a short-term senior unsecured debt rating of "F-1" or better by Fitch or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies, and (b) whose deposits are insured by the FDIC.

                  "ELIGIBLE INVESTMENTS" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

(a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

(b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); PROVIDED, HOWEVER, that (i) each such investment has an original maturity of less than 365 days and (ii) at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date, as the case may be), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from Moody's, S&P and Fitch in the highest investment category granted thereby;

(c) commercial paper having an original maturity of less than 365 days and having, at the time of the investment or contractual commitment to invest therein, a rating from Moody's, S&P and Fitch in the highest investment category granted thereby;

(d) investments in money market funds (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is an investment manager or advisor) that (i) maintain a stable $1.00 net asset value per share, (ii) are freely transferable on a daily basis, (iii) invests only in other Eligible Investments, and (iv) have a rating from Moody's, S&P and Fitch in the highest investment category granted thereby;

(e) bankers' acceptances having an original maturity of less than 365 days and issued by any depository institution or trust company referred to in clause
(b) above; and

(f) any other investment permitted by each of the Rating Agencies and as set forth in writing delivered to the Indenture Trustee; PROVIDED that such investment is consistent with the definition of an "eligible investment" contained in FASB 140, Paragraph 35.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.



                                 Appendix A-11

                  "EUROCLEAR" means the Euroclear System, or any successor thereto.

                  "EVENT OF DEFAULT" has the meaning specified in Section 5.01 of the Indenture.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXECUTIVE OFFICER" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary, the Assistant Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

                  "FASB" means the Financial Accounting Standards Board.

                  "FDIC" means the Federal Deposit Insurance Corporation.

                  "FINAL MATURITY DATE" means for the (i) Class A-1 Notes, the November 25, 2020 Distribution Date, (ii) Class A-2 Notes, the February 26, 2024 Distribution Date, (iii) Class A-3 Notes, the October 26, 2026 Distribution Date, (iv) Class A-4 Notes, the November 27, 2028 Distribution Date, (v) Class A-5 Notes, the March 26, 2035 Distribution Date, (vi) Class A-IO Notes, the December 28, 2009 Distribution Date, (vii) Class B Notes, March 26, 2035 Distribution Date, and (viii) Class C Notes, the March 26, 2035 Distribution Date.

                  "FINANCED STUDENT LOANS" means the Student Loans identified as such in each of the pool supplements dated as of the Closing Date between the Trust and a Seller, transferred to the Trust as of the Closing Date and listed on the Schedule of Financed Student Loans on the Closing Date as set forth in Schedule A to the Indenture (which Schedule may be in the form of microfiche or computer disk or tape).

                  "FINANCED STUDENT LOAN NOTE" means the original fully executed copy of the note (or a copy of a fully executed master promissory note) evidencing each Financed Student Loan.

                  "FMC" means The First Marblehead Corporation.

                  "FITCH" means Fitch, Inc., and its successors and assigns.

                  "GLOBAL NOTE" means any Note registered in the name of the Depository or its nominee, beneficial interests of which are reflected on the books of the Depository or on the books of a Person maintaining any account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). The Global Note shall include the Rule 144A Global Notes and the Regulation S Global Notes.

                  "GRANT" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the



                                 Appendix A-12

Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "GRANTOR TRUST" means NCF Grantor Trust 2005-1.

                  "GRANTOR TRUSTEE" means U.S. Bank National Association, not in its individual capacity but solely as Grantor Trustee under the Grantor Trust Agreement.

                  "GRANTOR TRUST AGREEMENT" means the Grantor Trust Agreement dated as of February 23, 2005 between the Depositor and the Grantor Trustee.

                  "GRANTOR TRUST CERTIFICATES" means the Class A-5 Certificates and Class A-IO Certificates issued pursuant to the Grantor Trust Agreement, substantially in the form of Exhibits A-1 and A-2 thereto.

                  "GUARANTEE" means with respect to a Student Loan, the insurance or guarantee of the Guarantee Agency pursuant to such Guarantee Agency's Guarantee Agreement.

                  "GUARANTEE AGENCY" means TERI.

                  "GUARANTEE AGREEMENTS" means the TERI Guarantee Agreements.

                  "GUARANTEE PAYMENT" means any payment made by the Guarantee Agency pursuant to the Guarantee Agreement in respect of a Financed Student Loan.

                  "INDENTURE" means the Indenture dated as of February 1, 2005, between the Issuer and the Indenture Trustee.

                  "INDENTURE TRUSTEE" means U.S. Bank National Association, not in its individual capacity but solely as Indenture Trustee under the Indenture.

                  "INDENTURE TRUST ESTATE" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests granted to the Indenture Trustee), including all proceeds thereof.

                  "INDEPENDENT" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Depositor, the Administrator, the Back-up Administrator and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor, the Administrator, the Back-Up Administrator or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor, the Administrator, the Back-Up Administrator or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any



                                 Appendix A-13

Independent Person's Opinion of Counsel or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by the Issuer or the Indenture Trustee, as the case may be, and such Opinion of Counsel or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

                  "INDEX MATURITY" means, (i) for One-Month LIBOR, one month,
(ii) for Two-Month LIBOR, two months, and (ii) for Three-Month LIBOR, three months.

                  "INDIRECT PARTICIPANT" means any financial institution for whom any Participant holds an interest in any Note.

                  "INDIVIDUAL NOTE" means any Note registered in the name of a holder other than the Depository or its nominee.

                  "INSIDER" means, with respect to an entity, any officer, director or person privy to material information, including, but not limited to, contracts or agreements concerning such entity that are not available to the general public.

                  "INSOLVENCY EVENT" means, with respect to a specified Person,
(a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

                  "INTEREST COLLECTIONS" shall have the meaning specified in
Section 8.07 of the Indenture.

                  "INTEREST PERIOD" means, with respect to a Distribution Date for a Class of Notes, the period from and including the Closing Date or the most recent Distribution Date for that Class of Notes on which interest on the Notes has been distributed to but excluding the current Distribution Date.

                  "INTERESTED NOTEHOLDERS" means the Class A Noteholders (until such time as all Class A Notes have been paid in full), then the Class B Noteholders (until such time as all Class B Notes have been paid in full), and finally the Class C Noteholders). Notwithstanding the foregoing, any Notes owned by the Administrator, the Depositor or any of their respective Affiliates or agents designated for such purpose, shall not be voted by such entity nor considered



                                 Appendix A-14
in determining any specified voting percentage of the Interested Noteholders, unless otherwise set forth in the Indenture.

                  "INVESTMENT EARNINGS" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on or prior to such Distribution Date pursuant to Section 8.02(b) of the Indenture.

                  "IRISH PAYING AGENT" means Custom House Administration and Corporate Services Limited, and its successors and assigns, and any other entity serving in such capacity.

                  "IRISH PAYING AGENT AGREEMENT" means Irish Paying Agency Agreement dated as of February 23, 2005 between the Irish Paying Agent and the Administrator on behalf of the Issuer and the Grantor Trust.

                  "ISSUER" means The National Collegiate Student Loan Trust 2005-1 until a successor replaces it and, thereafter, means the successor.

                  "ISSUER ORDER" and "ISSUER REQUEST" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  "LIBOR" means the London interbank offered rate for deposits in U.S. dollars for a specified maturity.

                  "LIBOR DETERMINATION DATE" means, with respect to each Interest Period, the second Business Day prior to the commencement of such Interest Period. For purposes of this definition, a "Business Day" is any day on which banks in London and New York City are open for the transaction of business.

                  "LIEN" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens and any other liens, if any, which attach to the respective Financed Student Loan by operation of law as a result of any act or omission by the related Obligor.

                  "LIQUIDATED STUDENT LOAN" means any defaulted Financed Student Loan, liquidated by a Servicer.

                  "LIQUIDATION PROCEEDS" means, with respect to any Liquidated Student Loan, the moneys collected in respect thereof from whatever source, other than Recoveries or Guarantee Payments received, net of the sum of any amounts expended by a Servicer in connection with such liquidation and any amounts required by law to be remitted to the borrower on such Liquidated Student Loan.

                  "MOODY'S" means Moody's Investors Service, Inc., and its successors and assigns.



                                 Appendix A-15

                  "NOTE DEPOSITORY AGREEMENT" means the agreement dated as of February 22, 2005 relating to the Notes, among the Issuer, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency.

                  "NOTE INTEREST RATE" means, with respect to any Interest Period and (1) in the case of each Class of Notes, other than the Class A-IO Notes, the interest rate per annum equal to the sum of (x) the Applicable Index plus (y) the Applicable Note Margin for such Class, and (2) in the case of the Class A-IO Notes, 6.75% per annum. The interest rate per annum for each Class of Notes (other than the Class A-IO Notes) will be computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360. The interest rate per annum for the Class A-IO Notes will be computed on a 30/360 basis, meaning a year of 360 days that is comprised of 12 months consisting of 30 days each; PROVIDED, HOWEVER, that the initial Interest Period for the Class A-IO Notes shall be deemed to consist of 60 days.

                  "NOTE OWNER" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "NOTE PARITY TRIGGER" means on any Distribution Date if (a) the sum of the Pool Balance plus amounts on deposit in the Reserve Account (excluding amounts on deposit in the TERI Pledge Fund) at the end of the preceding Collection Period is less than (b) 101% of the Outstanding Amount of the Notes after payments on that Distribution Date.

                  "NOTE REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in Section 2.04 of the Indenture.

                  "NOTEHOLDERS" means each Person in whose name a Note is registered in the Note.

                  "NOTEHOLDERS' INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date and any Class of Notes, the excess of (i) the sum of the related Noteholders' Interest Distribution Amount with respect to that Class of Notes, on the preceding Distribution Date for the Class of Notes over (ii) the amount of interest actually distributed to the holders of that Class of Notes on such preceding Distribution Date, plus interest on the amount of such excess interest due to the holders of that Class of Notes to the extent permitted by law, at the then current Note Interest Rate for that Class of Notes from such preceding Distribution Date for that Class of Notes to the current Distribution Date for that Class of Notes.

                  "NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" means, with respect to any Distribution Date and any Class of Notes, the sum of (i) the aggregate amount of interest accrued at the applicable Note Interest Rate for the related Interest Period on the outstanding principal balance (or Notional Amount, as applicable) of such Class of Notes on the immediately preceding Distribution Date after giving effect to all principal distributions (or related reduction in Notional Amount, as applicable), to such Noteholders of such Class on such date (or, in the case of the first Distribution Date, on the Closing
Date) and (ii) the Noteholders' Interest Carryover Shortfall for such Class and such Distribution Date.



                                 Appendix A-16

                  "NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the amount necessary, so that after distributing such amount to the Notes, (a) the sum of the Pool Balance, as of the last day of the related Collection Period, plus amounts on deposit in the Reserve Account (excluding amounts on deposit in the TERI Pledge Fund) in each case as of the last day of the related Collection Period, equals (b) 103% of the Outstanding Amount of the Notes (other than the Class A-IO Notes); PROVIDED, HOWEVER, that the Noteholders' Principal Distribution Amount will not exceed the Outstanding Amount of the Notes (other than the Class A-IO Notes). In addition,
(a) on the Final Maturity Date for each related Class of Notes, the principal required to be distributed to such Class of Notes will include the amount required to reduce the Outstanding Amount of such Class of Notes (other than the Class A-IO Notes) to zero.

                  "NOTES" means collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-IO Notes, the Class B Notes, and the Class C Notes.

                  "NOTIONAL AMOUNT" means, for the Class A-IO Notes, the amount on which the interest accrued on such Class of Notes is computed and, as of any date, shall equal the then outstanding principal balance of the Class A-5 Notes; provided, however, that after the Distribution Date in December 2009, the Notional Amount of the Class A-IO Notes shall equal $0.

                  "OBLIGOR" on a Financed Student Loan means the borrower or co-borrowers of such Financed Student Loan and any other Person who owes payments in respect of such Financed Student Loan, including the Guarantee Agency thereof.

                  "OFFICERS' CERTIFICATE" means, with respect to the Issuer or the Administrator, a certificate signed by one of its Authorized Officers.

                  "ONE-MONTH LIBOR," "TWO-MONTH LIBOR" and "THREE-MONTH LIBOR" means, with respect to any Interest Period, the London interbank offered rate for deposits in U.S. dollars having the Index Maturity which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks. The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks having the Index Maturity and in a principal amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable Interest Period for the applicable Index Maturity will be LIBOR in effect for the previous Interest Period for that Index Maturity.



                                 Appendix A-17

                   "OPINION OF COUNSEL" means a written opinion of an attorney at law or firm of attorneys selected by the Person obliged to deliver an opinion on the subject in question, reasonably acceptable to the Person who is to receive the same hereunder, duly admitted to the practice of law before the highest court of any state of the United States of America or the District of Columbia.

                  "OPTIONAL DEPOSIT" has the meaning specified in Section 8.11(a) of the Indenture.

                  "ORIGINAL PRINCIPAL BALANCE" means, for any Class of Notes, the original principal balance (or, in the case of the Class A-IO Notes, the original Notional Amount) for such Class on the Closing Date, as set forth in
Section 2.02 of the Indenture.

                  "OUTSTANDING" means, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                           (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                           (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders thereof;

                           (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

PROVIDED that in determining whether the Noteholders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Administrator, a Servicer, or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Administrator, a Servicer, or any Affiliate of any of the foregoing Persons.

                  "OUTSTANDING AMOUNT" means the aggregate principal amount of all Notes (or, if the context so indicates, one or more Classes of Notes) Outstanding at the date of determination. The Class A-IO Notes shall have no Outstanding Amount.

                  "OWNER TRUSTEE" means Delaware Trust Company, National Association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and any successor thereto or assigned thereof.



                                 Appendix A-18

                  "PARTICIPANT" means a Person that has an account with DTC.

                  "PAYING AGENT" means (i) the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and payments of principal of and interest and any other amounts owing on the Notes on behalf of the Issuer and (ii) the Irish Paying Agent.

                  "PERSON" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  "PHYSICAL PROPERTY" has the meaning assigned to such term in the definition of "Delivery" above.

                  "POOL BALANCE" means, at any time, the aggregate principal balance of the Financed Student Loans at the end of the preceding Collection Period (including accrued interest thereon for such Collection Period to the extent such interest will be capitalized upon commencement of repayment or during deferment or forbearance).

                  "PREDECESSOR NOTE" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 of the Indenture and in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "PRIVATE NOTES" means the Class A-5 Notes and the Class A-IO Notes.

                  "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

                  "PROGRAM MANUALS" means the program manual attached as an exhibit to each TERI Guarantee Agreement together with the student loan program guidelines of each of the Sellers which describe their credit and collection policies for the origination, acquisition, financing and servicing of Financed Student Loans, as amended, revised or supplemented from time to time; PROVIDED, HOWEVER, that no such amendment, revision or supplement shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments with respect to Financed Student Loans or (b) reduce the underwriting standards with respect to Financed Student Loans acquired or to be acquired by the Issuer, in each case without satisfying the Rating Agency Condition.

                  "PURCHASE AMOUNT" means, as of the close of business on the last day of a Collection Period, 100% of the amount required to prepay in full the respective Financed Student Loan, in each case under the terms thereof including all accrued interest thereon expected to be capitalized upon commencement of repayment or during deferment or forbearance.

                  "PURCHASED STUDENT LOAN" means a Financed Student Loan purchased by a Servicer or repurchased by a Seller from the Issuer.



                                 Appendix A-19

                  "QUALIFIED INSTITUTIONAL BUYER" has the meaning ascribed to such term in Rule 144A under the Securities Act.

                  "RATING AGENCY" means each of Moody's, S&P and Fitch. If any such organization or successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Issuer, notice of which designation shall be given to the Indenture Trustee and the Owner Trustee.

                  "RATING AGENCY CONDITION" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof (or such shorter period as shall be acceptable to the Rating Agencies) and that none of the Rating Agencies shall have notified the Administrator and the Indenture Trustee, in writing that such action will in and of itself result in a reduction or withdrawal of the then current rating of the Notes, based upon the review by each such Rating Agency of payment and default performance of the Financed Student Loans, financial information relating to the Trust, the Indenture Trust Estate, the Guarantee Agency, the Servicers or the Administrator, and such other information that such Rating Agency determines to review.

                  "REALIZED LOSSES" means the excess of the aggregate principal balance of any Liquidated Student Loan plus accrued but unpaid interest thereon over the related Liquidation Proceeds to the extent allocable to principal.

                  "RECORD DATE" means with respect to a Class of the Notes, the close of business on the Business Day immediately preceding a Distribution Date for such Class of Notes.

                  "RECOVERIES" means, with respect to any Liquidated Student Loan, moneys collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Financed Student Loan, became a Liquidated Student Loan, net of the sum of any amounts expended by a Servicer for the account of any Obligor and any amounts required by law to be remitted to the Obligor.

                  "REFERENCE BANK" means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market,
(ii) not controlling, controlled by or under common control with the Administrator and (iii) having an established place of business in London.

                  "REGULATION S" means Regulation S under the Securities Act.

                  "REGULATION S GLOBAL NOTES" means the Private Notes sold in offshore transactions in reliance on Regulation S and represented by one or more Global Notes deposited with the Indenture Trustee as custodian for the Depository.

                  "REGULATION S INVESTOR" means, with respect to a transferee of a Regulation S Global Note, a transferee that acquires such Private Note pursuant to Regulation S.

                  "REGULATION S TRANSFER CERTIFICATE" means a letter substantially in the form attached to the Indenture as Exhibit G or Exhibit H.



                                 Appendix A-20

                  "REHABILITATED STUDENT LOANS" means Financed Student Loan purchased by TERI due to a TERI Guaranty Event, that the Trust will repurchase, (to the extent there are Available Funds), if TERI succeeds, after purchase, in obtaining from the borrower three full consecutive on-time monthly payments pursuant to the TERI Guarantee Agreements, and the borrower is within thirty days of being current on the Financed Student Loan.

                  "RESERVE ACCOUNT" means the account designated as such, established and maintained pursuant to Section 8.02(a)(ii) of the Indenture.

                  "RESERVE ACCOUNT INITIAL DEPOSIT" means $178,947,057.

                  "RESPONSIBLE OFFICER" means, with respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary, or any other officer of the Indenture Trustee or the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers, with direct responsibility for the administration of the Indenture (or the Trust Agreement, as amended from time to time, as applicable to the Owner Trustee) and the other Basic Documents on behalf of the Indenture Trustee or the Owner Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "RESTRICTED PERIOD" means the 40-day period prescribed by Regulation S commencing on the later of (a) the date upon which Private Notes are first offered to Persons other than the Underwriters and any other distributor (as such term is defined in Regulation S) of the Private Notes and
(b) the Closing Date.

                  "RULE 144A" means Rule 144A under the Securities Act.

                  "RULE 144A CERTIFICATION" means a letter substantially in the form attached to the Indenture as Exhibit D.

                  "RULE 144A GLOBAL NOTES" means the Private Notes sold within the United States to U.S. Persons, initially issued to Qualified Institutional Buyers in the form of beneficial interests in one or more Global Notes, deposited with the Indenture Trustee as custodian for the Depository.

                  "S&P" means Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors and assigns.

                  "SCHEDULES OF FINANCED STUDENT LOANS" means the listing of the Financed Student Loans set forth in Schedule A to the Indenture (which Schedule may be in the form of microfiche or file or computer disk tape).

                  "SEC" means the United States Securities and Exchange Commission.

                  "SECURITIES" means the Notes.



                                 Appendix A-21

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SECURITIES LEGEND" means the following legend: "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR
(4) PURSUANT TO A VALID REGISTRATION STATEMENT."

                  "SELLER" means any person authorized to sell Student Loans to the Depositor pursuant to a Student Loan Purchase Agreement.

                  "SERVICER" means the Pennsylvania Higher Education Assistance Agency, Great Lakes Educational Loan Services, Inc., CFS-SunTech Servicing, LLC, Educational Services of America, Inc., and any other loan servicer satisfying the Rating Agency Condition.

                  "SERVICER DEFAULT" means any default event specified in the applicable Servicing Agreement.

                  "SERVICER'S REPORT" means any report of a Servicer delivered pursuant to the Servicer's Servicing Agreement, substantially in the form acceptable to the Administrator.

                  "SERVICING AGREEMENT" means (a) the agreement by which the Pennsylvania Higher Education Assistance Agency will act as the Servicer, dated as of October 16, 2001, as amended, between FMC and the Pennsylvania Higher Education Assistance Agency, (b) the Non-FFELP Loan Servicing Agreement, dated as of May 1, 2003, as amended, by and between Great Lakes Educational Loan Services, Inc. and FMC, (c) the Private Consolidation Agreement dated as of March 26, 2004, between CFS-SunTech Servicing, LLC and FMC, and (d) Alternative Servicing Agreement dated as of February 1, 2004, as supplemented, between Educational Services of America, Inc. and FMC, all of which agreements will be assigned to the Trust concurrent with the initial purchase of Financed Student Loans, or any other servicing agreement between the Issuer and a servicer under which such servicer agrees to service Financed Student Loans included in the Indenture Trust Estate, which servicing agreement shall satisfy the Rating Agency Condition.



                                 Appendix A-22

                  "SERVICING FEE" means the fee payable to a Servicer pursuant to the Servicer's Servicing Agreement as in effect on the Closing Date; such fee may be increased upon satisfying the Rating Agency Condition.

                  "SPECIFIED RESERVE ACCOUNT BALANCE" means, on any Distribution Date beginning with the Distribution Date in March 2006 (after giving effect to all deposits or withdrawals therefrom on that Distribution Date) the greatest of
(a) the respective amount listed below for that Distribution Date:


 Distribution Date        Amount       Distribution Date            Amount
 -----------------        ------       -----------------            ------

 March 2006            165,000,000     November 2007              $33,000,000
 April 2006            155,000,000     December 2007              $30,000,000
 May 2006              143,000,000     January 2008               $26,000,000
 June 2006             134,000,000     February 2008              $22,000,000
 July 2006             125,000,000     March 2008                 $21,000,000
 August 2006           116,000,000     April 2008                 $19,000,000
 September 2006        109,000,000     May 2008                   $18,000,000
 October 2006          102,000,000     June 2008                  $16,000,000
 November 2006         $95,000,000     July 2008                  $15,000,000
 December 2006         $88,000,000     August 2008                $14,000,000
 January 2007          $82,000,000     September 2008             $13,000,000
 February 2007         $75,000,000     October 2008               $11,000,000
 March 2007            $70,000,000     November 2008              $10,000,000
 April 2007            $65,000,000     December 2008               $9,000,000
 May 2007              $60,000,000     January 2009                $8,000,000
 June 2007             $54,000,000     February 2009               $7,000,000
 July 2007             $49,000,000     March 2009                  $6,000,000
 August 2007           $44,000,000     April 2009                  $5,000,000
 September 2007        $41,000,000     May 2009 and thereafter     $4,750,969
 October 2007          $37,000,000


(b) 1.25% of the Outstanding Amount of the Notes as of the last day of the immediately preceding Collection Period, and (c) $4,750,969.

                  "STATE" means any one of the 50 States of the United States of America or the District of Columbia.

                  "STEPDOWN DATE" means the April 2011 Distribution Date.

                  "STUDENT LOAN" means (a) a Credit-Worthy Cosigned Loan, (b) a Credit-Worthy Non-Cosigned Loan, or (c) a Credit-Ready Loan.

                  "STUDENT LOAN FILES" means

                  (a) the original fully executed copy of the note evidencing the Financed Student Loan (including the original loan application fully executed by the Obligor); and



                                 Appendix A-23

                  (b) any and all other documents and computerized records that a Servicer shall keep on file, in accordance with its customary procedures, relating to such Financed Student Loan or any borrower with respect thereto.

                  "STUDENT LOAN PROGRAMS" means the student loan programs sponsored by the Depositor and its Affiliates for the origination, acquisition, holding, servicing and financing of Student Loans, which programs are governed by the Program Manuals.

                  "STUDENT LOAN PURCHASE AGREEMENTS" means, collectively, the student loan purchase agreements and any other similar agreement providing for the sale of Student Loans from the Sellers to the Depositor for deposit into the Indenture Trust Estate, including the pool supplement relating thereto by and among the applicable Seller, the Depositor and FMC. On the Closing Date, the Student Loan Purchase Agreements shall be as listed in Schedule C to the Indenture.

                  "SUBORDINATE NOTE PRINCIPAL TRIGGER" means if a Note Parity Trigger occurs and is continuing, or a TERI Principal Trigger has occurred.

                  "SUPPLEMENTAL INDENTURE" means any amendment of or supplement to this Indenture made in accordance with Article IX hereof.

                  "TELERATE PAGE 3750" means the display page so designated on the Bridge Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) or such comparable page on a comparable service.

                  "10% POOL BALANCE DISTRIBUTION DATE" means the Distribution Date on which the outstanding aggregate Pool Balance is equal to or less than 10% of the sum of the aggregate principal balance of the Financed Student Loans as of the Cutoff Date.

                  "TERI" means The Education Resources Institute, Inc., a Massachusetts non-profit corporation, or its successors and assigns.

                  "TERI DEPOSIT AND SECURITY AGREEMENT" means the Deposit and Security Agreement dated as of February 23, 2005, by and among the Issuer, TERI and the Administrator with respect to the issuance of the Notes hereunder.

                  "TERI GUARANTEE AGREEMENT" means, with a respect to a Student Loan Program, a guarantee agreement between a Seller and TERI, together with the acknowledgment by TERI relating thereto. On the Issue Date, the TERI Guarantee Agreements shall be as listed on Schedule B to the Indenture.

                  "TERI GUARANTY AMOUNT" means, pursuant to the TERI Guaranty Agreements, Financed Student Loans are guaranteed 100% as to payment of principal and interest.

                  "TERI GUARANTY EVENT" means a claim for payment on a Financed Student Loan made under the TERI Guaranty Agreements if (a) the Obligor has failed to make monthly principal and/or interest payments on such loan when due, provided such failure continues for a period of 150 consecutive days, (b) the Obligor has filed a Chapter 13 petition in a bankruptcy



                                 Appendix A-24
or, in a Chapter 7 proceeding has filed an adversary proceeding pursuant to 11 U.S.C. ss. 523(a)(8), or (c) the Obligor has died.

                  "TERI PLEDGE FUND" means the fund by the name created in the TERI Deposit and Security Agreement whereby TERI will pledge a portion of its guaranty fees to the Trust, by deposit into a special trust account with the Indenture Trustee.

                  "TERI PRINCIPAL TRIGGER" means with respect to the Financed Student Loans on any Distribution Date, when the Cumulative Default Rate exceeds 10%; PROVIDED, HOWEVER, that a TERI Principal Trigger will not have occurred if TERI is continuing to pay claims on Defaulted Student Loans that have met TERI's due diligence requirements and TERI is solvent.

                  "TERI TURBO TRIGGER" means with respect to the Financed Student Loans on any Distribution Date, when the Cumulative Default Rate exceeds 15%; PROVIDED, HOWEVER, that a TERI Turbo Trigger will not have occurred if TERI is continuing to pay claims on Defaulted Student Loans that have met TERI's due diligence requirements and TERI is solvent.

                  "THREE-MONTH LIBOR" see "One-Month LIBOR" herein

                  "TREASURY REGULATIONS" means regulations, including proposed or temporary regulations, promulgated under the Code. References in any document or instrument to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "TRUST" means the Issuer, established pursuant to the Trust Agreement.

                  "TRUST ACCOUNT PROPERTY" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposits and all proceeds of the foregoing.

                  "TRUST ACCOUNTS" has the meaning specified in Section 8.02(b) of the Indenture.

                  "TRUST AGREEMENT" means the Trust Agreement, dated as of February 23, 2005, among the Depositor, TERI and the Owner Trustee.

                  "TRUST CERTIFICATES" means the Certificates.

                  "TRUST INDENTURE ACT" or "TIA" means the Trust Indenture Act of 1939, as amended from time to time.

                  "TWO-MONTH LIBOR" see "One-Month LIBOR" herein

                  "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.



                                 Appendix A-25

                  "UNDERWRITERS" means UBS Securities LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and Lehman Brothers Inc.



                                 Appendix A-26

                                                                      SCHEDULE A
                                                                      ----------


                       SCHEDULE OF FINANCED STUDENT LOANS


                        [On file with Indenture Trustee]



                                  Schedule A-1

                                                                      SCHEDULE B
                                                                      ----------


                        LIST OF TERI GUARANTEE AGREEMENTS


Each of the following Guaranty Agreements, as amended or supplemented, was entered into by and between The Education Resources Institute, Inc. and:

o Bank of America, N.A., dated April 30, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated May 13, 2002, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated as of December 29, 2003 for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.
o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 10, 2004, for loans that were originated under Charter One's Edfinancial Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's ESF Alternative Loan Program.
o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).



                                  Schedule B-1

o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 26, 2004, for loans that were originated under Charter One's NextStudent Private Consolidation Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.
o Charter One Bank, N.A., dated March 25, 2004, for loans that were originated under Charter One's START Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Compass Bank Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program.
o Citizens Bank of Rhode Island, dated October 1, 2002, for loans that were originated under Citizens Bank of Rhode Island's Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o National City Bank, dated July 26, 2002, for loans that were originated under National City Bank's National City Loan Program.
o PNC Bank, N.A., dated April 22, 2004, for loans that were originated under PNC Bank's Alternative Conforming Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.



                                  Schedule B-2

                                                                      SCHEDULE C
                                                                      ----------


                    LIST OF STUDENT LOAN PURCHASE AGREEMENTS


Each of the Note Purchase Agreements, as amended or supplemented, was entered into by and between The First Marblehead Corporation and:

o Bank of America, N.A., dated April 30, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated May 1, 2002, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated as of December 29, 2003 for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.
o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 10, 2004, for loans that were originated under Charter One's Edfinancial Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's ESF Alternative Loan Program.
o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).



                                  Schedule C-1

o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 26, 2004, for loans that were originated under Charter One's NextStudent Private Consolidation Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.
o Charter One Bank, N.A., dated March 25, 2004, for loans that were originated under Charter One's START Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Compass Bank Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program.
o Citizens Bank of Rhode Island, dated October 1, 2002, for loans that were originated under Citizens Bank of Rhode Island's Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o National City Bank, dated November 13, 2002, for loans that were originated under National City Bank's National City Loan Program.
o PNC Bank, N.A., dated April 22, 2004, for loans that were originated under PNC Bank's Alternative Conforming Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.



                                  Schedule C-2

                                                                     EXHIBIT A-1
                                                                     -----------


                             FORM OF CLASS A-1 NOTE
                             ----------------------


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE, THE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PURCHASER OR HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED THAT EITHER (I) IT IS NOT, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF, AS A FIDUCIARY OF, OR WITH "PLAN ASSETS" (WITHIN THE MEANING OF
SECTION 2510.3-101 OF THE U.S. DEPARTMENT OF LABOR REGULATIONS (THE "PLAN ASSET REGULATION")) OF, AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), A "PLAN" (WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE")) OR ANY OTHER ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY, WHICH IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR (II)(A) THIS NOTE IS RATED INVESTMENT GRADE OR BETTER AS OF THE DATE OF PURCHASE, (B) THE PURCHASER OR HOLDER OF THE NOTE BELIEVES THAT THE NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATION AND AGREES TO SO TREAT SUCH NOTE AND (C) THE ACQUISITION AND HOLDING OF THE NOTE DO NOT RESULT IN A VIOLATION OF THE PROHIBITED TRANSACTION RULES OF ERISA OR
SECTION 4975 OF THE CODE (X) BECAUSE IT IS COVERED BY AN APPLICABLE EXEMPTION, INCLUDING PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14, OR (Y) BY REASON OF THE TRUST, THE ADMINISTRATOR, THE BACK-UP ADMINISTRATOR, THE UNDERWRITERS, THE SERVICERS, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE GRANTOR TRUSTEE, ANY PROVIDER OF CREDIT SUPPORT OR ANY OF THEIR AFFILIATES NOT BEING A "PARTY IN INTEREST" (WITHIN THE MEANING OF SECTION 3(14) OF ERISA) WITH RESPECT TO SUCH PLAN.



                                     A-1-1

                THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1
                   STUDENT LOAN ASSET BACKED LIBOR RATE NOTES
                                    CLASS A-1


No. A-1-___

    INTEREST RATE   DATE OF MATURITY        DATED DATE             CUSIP
       Variable     November 25, 2020     ______ __, 200_       ___________

REGISTERED OWNER:          **CEDE & CO.**                          ISIN
PRINCIPAL AMOUNT:          **$ 248,980,000**                    ___________

                                                            EUROPEAN COMMON CODE
                                                                ___________


The National Collegiate Student Loan Trust 2005-1, a statutory trust duly organized and validly existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay, but only from the sources and as hereinafter provided, to the Registered Owner specified above, or registered assigns, the Principal Amount shown above in lawful money of the United States of America on the Date of Maturity shown above, unless prepaid prior thereto with interest thereon from the Distribution Date next preceding the date of authentication hereof, unless such date of authentication is prior to the first Distribution Date, in which case this note shall bear interest from the Dated Date specified above or unless such date of authentication is a Distribution Date, in which case this note shall bear interest from such Distribution Date; PROVIDED, HOWEVER, that if as shown by the records of the Indenture Trustee (defined herein) interest on the Class A-1 Notes (defined herein) shall be in default, Class A-1 Notes issued in lieu of such Class A-1 Notes surrendered for transfer or exchange shall bear interest from the date to which interest has been paid in full on the Class A-1 Notes surrendered until payment of the principal hereof has been made or duly provided for. Principal of this note is payable upon the presentation and surrender hereof at the principal corporate trust office of U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"). Interest on this note is payable to the Registered Owner of record as of the close of business on the applicable record date as shown on the registration books of the Issuer maintained by the Indenture Trustee in its capacity as bond registrar, or its successor in such capacity, by check or draft mailed to the Registered Owner at the registered address.

Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture (hereinafter defined).

The Issuer will pay interest on this Class A-1 Note at the rate per annum equal to the Note Interest Rate (as defined in the Indenture) for this Note, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note Outstanding on the preceding Distribution Date (after giving effect to all payments of principal



                                     A-1-2
made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date). Such principal of and interest on this Note shall be paid in the manner specified herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

This note is one of a duly authorized class of notes of the Issuer designated Student Loan Asset Backed LIBOR Rate Notes, Class A-1 (the "Class A-1 Notes"), issued pursuant to the Indenture, dated as of February 1, 2005, between the Issuer and the Indenture Trustee, as indenture trustee (such indenture, as supplemented or amended from time to time in accordance with its terms, the "Indenture").

The Indenture pledges for the payment of the Notes (as hereinafter defined) the student loans identified in the Indenture (the "Financed Student Loans") and the payments of interest and the repayments of principal with respect thereto, including certain guarantees related thereto, as well as certain other rights, funds and accounts of the Issuer set forth in the Indenture, including a Reserve Account (collectively, the "Trust Estate").

This note is a limited obligation of the Issuer, payable solely from the principal and interest on Financed Student Loans financed pursuant to the Indenture, any guaranty payments thereon received by the Issuer, and certain other revenues and earnings to be held pursuant to the Indenture, all in an amount and in the manner provided in the Indenture. Additional notes and other obligations may be issued or entered into under the Indenture the right to payment of which is equal with or subordinate to the Class A-1 Notes. The Class A-1 Notes, together with any additional notes issued pursuant to the Indenture are collectively referred to herein as "Notes."

The Notes are secured as provided in the Indenture, but solely by the pledge of the Trust Estate described in the Indenture; provided that the rights of the holders of the Class A Notes shall be superior to the rights of the Registered Owners of Class B Notes and Class C Notes. Reference is made to the Indenture for a complete statement of the terms and conditions upon which the Class A-1 Notes have been issued and provisions made for their security and for the rights, duties and obligations of the Issuer, the Indenture Trustee and the Registered Owners of the Class A-1 Notes.

The Class A-1 Notes are issuable as registered notes in the minimum denomination of $50,000 and $1 integral multiples in excess thereof. Subject to the limitations provided in the Indenture and upon payment of any tax or governmental charge, Class A-1 Notes may be exchanged for a like Class and aggregate principal amount of Class A-1 Notes of other authorized denominations.

The Registered Owner of this Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other



                                     A-1-3
proceedings with respect thereto, except as provided in the Indenture. If an Event of Default under the Indenture occurs, the principal of all Notes then Outstanding issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to be done, to exist, to happen and to be performed in order to make this Note a valid and binding obligation of the Issuer according to its terms have been done, do exist, have happened and have been performed in regular and due form, time and manner as so required.

The Issuer and the Indenture Trustee may deem and treat the person in whose name this Note is registered upon the registration books as the absolute owner hereof, whether this Note is overdue or not, for the purpose of receiving payment of or on account of the principal or interest and for all other purposes, and all such payments so made to the Registered Owner or upon such Registered Owner's order shall be valid and effectual to satisfy and discharge the liability on this note to the extent of the sum or sums so paid, and neither the Issuer nor Indenture Trustee nor any Registrar shall be affected by any notice to the contrary.

This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been executed by the Indenture Trustee.



                                     A-1-4

IN WITNESS WHEREOF, The National Collegiate Student Loan Trust 2005-1 has caused this note to be executed and attested.


                                                THE NATIONAL COLLEGIATE
                                                STUDENT LOAN TRUST 2005-1


                                                By:  DELAWARE TRUST COMPANY,
                                                     NATIONAL ASSOCIATION,
                                                     not in its individual
                                                     capacity but solely as
                                                     Owner Trustee


                                                By:  ________________________
                                                     Name:
                                                     Title:


Attest

____________________________________



                                     A-1-5

                          CERTIFICATE OF AUTHENTICATION


This note is one of the Class A-1 Notes and described in the provisions of the within-mentioned Indenture.


Date of Authentication:  __________________


                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Authenticating Agent


                                          By _____________________________
                                          Authorized Signatory



                                     A-1-6

                                   ASSIGNMENT


For Value Received _____________________ hereby sell(s), assign(s) and transfer(s) unto



--------------------------------------------------------------------------------
    (Please print or type an address                 (Social Security number
including postal zip code of transferee)                 of transferee)


                           the within Note, together with accrued interest
                  thereon and all right, title and interest thereto, and hereby irrevocably authorize(s) and appoint(s) _______________________________________ attorney to transfer said Note on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________                 ________________________________L.S.


Guaranteed by:

_____________________________________



                                     A-1-7

                                                                     EXHIBIT A-2
                                                                     -----------

                             FORM OF CLASS A-2 NOTE
                             ----------------------


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE, THE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PURCHASER OR HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED THAT EITHER (I) IT IS NOT, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF, AS A FIDUCIARY OF, OR WITH "PLAN ASSETS" (WITHIN THE MEANING OF
SECTION 2510.3-101 OF THE U.S. DEPARTMENT OF LABOR REGULATIONS (THE "PLAN ASSET REGULATION")) OF, AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), A "PLAN" (WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE")) OR ANY OTHER ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY, WHICH IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR (II)(A) THIS NOTE IS RATED INVESTMENT GRADE OR BETTER AS OF THE DATE OF PURCHASE, (B) THE PURCHASER OR HOLDER OF THE NOTE BELIEVES THAT THE NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATION AND AGREES TO SO TREAT SUCH NOTE AND (C) THE ACQUISITION AND HOLDING OF THE NOTE DO NOT RESULT IN A VIOLATION OF THE PROHIBITED TRANSACTION RULES OF ERISA OR
SECTION 4975 OF THE CODE (X) BECAUSE IT IS COVERED BY AN APPLICABLE EXEMPTION, INCLUDING PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14, OR (Y) BY REASON OF THE TRUST, THE ADMINISTRATOR, THE BACK-UP ADMINISTRATOR, THE UNDERWRITERS, THE SERVICERS, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE GRANTOR TRUSTEE, ANY PROVIDER OF CREDIT SUPPORT OR ANY OF THEIR AFFILIATES NOT BEING A "PARTY IN INTEREST" (WITHIN THE MEANING OF SECTION 3(14) OF ERISA) WITH RESPECT TO SUCH PLAN.



                                     A-2-1

                THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1
                   STUDENT LOAN ASSET BACKED LIBOR RATE NOTES
                                    CLASS A-2


No. A-2-___

    INTEREST RATE   DATE OF MATURITY          DATED DATE            CUSIP
       Variable     February 26, 2024       ______ __, 200_      ___________

REGISTERED OWNER:          **CEDE & CO.**                           ISIN
PRINCIPAL AMOUNT:          **$127,000,000**                      ___________

                                                            EUROPEAN COMMON CODE
                                                                 ___________


The National Collegiate Student Loan Trust 2005-1, a statutory trust duly organized and validly existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay, but only from the sources and as hereinafter provided, to the Registered Owner specified above, or registered assigns, the Principal Amount shown above in lawful money of the United States of America on the Date of Maturity shown above, unless prepaid prior thereto with interest thereon from the Distribution Date next preceding the date of authentication hereof, unless such date of authentication is prior to the first Distribution Date, in which case this note shall bear interest from the Dated Date specified above or unless such date of authentication is a Distribution Date, in which case this note shall bear interest from such Distribution Date; PROVIDED, HOWEVER, that if as shown by the records of the Indenture Trustee (defined herein) interest on the Class A-2 Notes (defined herein) shall be in default, Class A-2 Notes issued in lieu of such Class A-2 Notes surrendered for transfer or exchange shall bear interest from the date to which interest has been paid in full on the Class A-2 Notes surrendered until payment of the principal hereof has been made or duly provided for. Principal of this note is payable upon the presentation and surrender hereof at the principal corporate trust office of U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"). Interest on this note is payable to the Registered Owner of record as of the close of business on the applicable record date as shown on the registration books of the Issuer maintained by the Indenture Trustee in its capacity as bond registrar, or its successor in such capacity, by check or draft mailed to the Registered Owner at the registered address.

Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture (hereinafter defined).

The Issuer will pay interest on this Class A-2 Note at the rate per annum equal to the Note Interest Rate (as defined in the Indenture) for this Note, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note Outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding



                                     A-2-2
such Distribution Date or, if no interest has yet been paid, from the Closing
Date). Such principal of and interest on this Note shall be paid in the manner specified herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

This note is one of a duly authorized class of notes of the Issuer designated Student Loan Asset Backed LIBOR Rate Notes, Class A-2 (the "Class A-2 Notes"), issued pursuant to the Indenture, dated as of February 1, 2005, between the Issuer and the Indenture Trustee, as indenture trustee (such indenture, as supplemented or amended from time to time in accordance with its terms, the "Indenture").

The Indenture pledges for the payment of the Notes (as hereinafter defined) the student loans identified in the Indenture (the "Financed Student Loans") and the payments of interest and the repayments of principal with respect thereto, including certain guarantees related thereto, as well as certain other rights, funds and accounts of the Issuer set forth in the Indenture, including a Reserve Account (collectively, the "Trust Estate").

This note is a limited obligation of the Issuer, payable solely from the principal and interest on Financed Student Loans financed pursuant to the Indenture, any guaranty payments thereon received by the Issuer, and certain other revenues and earnings to be held pursuant to the Indenture, all in an amount and in the manner provided in the Indenture. Additional notes and other obligations may be issued or entered into under the Indenture the right to payment of which is equal with or subordinate to the Class A-2 Notes. The Class A-2 Notes, together with any additional notes issued pursuant to the Indenture are collectively referred to herein as "Notes."

The Notes are secured as provided in the Indenture, but solely by the pledge of the Trust Estate described in the Indenture; provided that the rights of the holders of the Class A Notes shall be superior to the rights of the Registered Owners of Class B Notes and Class C Notes. Reference is made to the Indenture for a complete statement of the terms and conditions upon which the Class A-2 Notes have been issued and provisions made for their security and for the rights, duties and obligations of the Issuer, the Indenture Trustee and the Registered Owners of the Class A-2 Notes.

The Class A-2 Notes are issuable as registered notes in the minimum denomination of $50,000 and $1 integral multiples in excess thereof. Subject to the limitations provided in the Indenture and upon payment of any tax or governmental charge, Class A-2 Notes may be exchanged for a like Class and aggregate principal amount of Class A-2 Notes of other authorized denominations.

The Registered Owner of this Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default under the Indenture occurs, the principal of all Notes then Outstanding issued under the



                                     A-2-3

Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to be done, to exist, to happen and to be performed in order to make this Note a valid and binding obligation of the Issuer according to its terms have been done, do exist, have happened and have been performed in regular and due form, time and manner as so required.

The Issuer and the Indenture Trustee may deem and treat the person in whose name this Note is registered upon the registration books as the absolute owner hereof, whether this Note is overdue or not, for the purpose of receiving payment of or on account of the principal or interest and for all other purposes, and all such payments so made to the Registered Owner or upon such Registered Owner's order shall be valid and effectual to satisfy and discharge the liability on this note to the extent of the sum or sums so paid, and neither the Issuer nor Indenture Trustee nor any Registrar shall be affected by any notice to the contrary.

This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been executed by the Indenture Trustee.



                                     A-2-4

IN WITNESS WHEREOF, The National Collegiate Student Loan Trust 2005-1 has caused this note to be executed and attested.


                                      THE NATIONAL COLLEGIATE
                                      STUDENT LOAN TRUST 2005-1


                                      By:  DELAWARE TRUST COMPANY,
                                           NATIONAL ASSOCIATION,
                                           not in its individual capacity
                                           but solely as Owner Trustee


                                      By: __________________________________
                                           Name:
                                           Title:


Attest

____________________________________



                                     A-2-5

                          CERTIFICATE OF AUTHENTICATION


This note is one of the Class A-2 Notes and described in the provisions of the within-mentioned Indenture.


Date of Authentication:  __________________


                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as Authenticating Agent


                                       By _____________________________
                                       Authorized Signatory



                                      A-2-6

                                   ASSIGNMENT


For Value Received _____________________ hereby sell(s), assign(s) and transfer(s) unto



--------------------------------------------------------------------------------
    (Please print or type an address                 (Social Security number
including postal zip code of transferee)                 of transferee)


                           the within Note, together with accrued interest
                  thereon and all right, title and interest thereto, and hereby irrevocably authorize(s) and appoint(s) _______________________________________ attorney to transfer said Note on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________                 ________________________________L.S.


Guaranteed by:

_____________________________________



                                      A-2-7

                                                                     EXHIBIT A-3
                                                                     -----------

                             FORM OF CLASS A-3 NOTE
                             ----------------------


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE, THE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PURCHASER OR HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED THAT EITHER (I) IT IS NOT, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF, AS A FIDUCIARY OF, OR WITH "PLAN ASSETS" (WITHIN THE MEANING OF
SECTION 2510.3-101 OF THE U.S. DEPARTMENT OF LABOR REGULATIONS (THE "PLAN ASSET REGULATION")) OF, AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), A "PLAN" (WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE")) OR ANY OTHER ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY, WHICH IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR (II)(A) THIS NOTE IS RATED INVESTMENT GRADE OR BETTER AS OF THE DATE OF PURCHASE, (B) THE PURCHASER OR HOLDER OF THE NOTE BELIEVES THAT THE NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATION AND AGREES TO SO TREAT SUCH NOTE AND (C) THE ACQUISITION AND HOLDING OF THE NOTE DO NOT RESULT IN A VIOLATION OF THE PROHIBITED TRANSACTION RULES OF ERISA OR
SECTION 4975 OF THE CODE (X) BECAUSE IT IS COVERED BY AN APPLICABLE EXEMPTION, INCLUDING PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14, OR (Y) BY REASON OF THE TRUST, THE ADMINISTRATOR, THE BACK-UP ADMINISTRATOR, THE UNDERWRITERS, THE SERVICERS, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE GRANTOR TRUSTEE, ANY PROVIDER OF CREDIT SUPPORT OR ANY OF THEIR AFFILIATES NOT BEING A "PARTY IN INTEREST" (WITHIN THE MEANING OF SECTION 3(14) OF ERISA) WITH RESPECT TO SUCH PLAN.


                                      A-3-1

                THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1
                   STUDENT LOAN ASSET BACKED LIBOR RATE NOTES
                                    CLASS A-3


No. A-3-___

    INTEREST RATE   DATE OF MATURITY            DATED DATE          CUSIP
       Variable     October 26, 2026          ______ __, 200_    ___________

REGISTERED OWNER:          **CEDE & CO.**                           ISIN
PRINCIPAL AMOUNT:          **$157,240,000**                      ___________

                                                            EUROPEAN COMMON CODE
                                                                 ___________


The National Collegiate Student Loan Trust 2005-1, a statutory trust duly organized and validly existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay, but only from the sources and as hereinafter provided, to the Registered Owner specified above, or registered assigns, the Principal Amount shown above in lawful money of the United States of America on the Date of Maturity shown above, unless prepaid prior thereto with interest thereon from the Distribution Date next preceding the date of authentication hereof, unless such date of authentication is prior to the first Distribution Date, in which case this note shall bear interest from the Dated Date specified above or unless such date of authentication is a Distribution Date, in which case this note shall bear interest from such Distribution Date; PROVIDED, HOWEVER, that if as shown by the records of the Indenture Trustee (defined herein) interest on the Class A-3 Notes (defined herein) shall be in default, Class A-3 Notes issued in lieu of such Class A-3 Notes surrendered for transfer or exchange shall bear interest from the date to which interest has been paid in full on the Class A-3 Notes surrendered until payment of the principal hereof has been made or duly provided for. Principal of this note is payable upon the presentation and surrender hereof at the principal corporate trust office of U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"). Interest on this note is payable to the Registered Owner of record as of the close of business on the applicable record date as shown on the registration books of the Issuer maintained by the Indenture Trustee in its capacity as bond registrar, or its successor in such capacity, by check or draft mailed to the Registered Owner at the registered address.

Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture (hereinafter defined).

The Issuer will pay interest on this Class A-3 Note at the rate per annum equal to the Note Interest Rate (as defined in the Indenture) for this Note, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note Outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding



                                     A-3-2
such Distribution Date or, if no interest has yet been paid, from the Closing
Date). Such principal of and interest on this Note shall be paid in the manner specified herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

This note is one of a duly authorized class of notes of the Issuer designated Student Loan Asset Backed LIBOR Rate Notes, Class A-3 (the "Class A-3 Notes"), issued pursuant to the Indenture, dated as of February 1, 2005, between the Issuer and the Indenture Trustee, as indenture trustee (such indenture, as supplemented or amended from time to time in accordance with its terms, the "Indenture").

The Indenture pledges for the payment of the Notes (as hereinafter defined) the student loans identified in the Indenture (the "Financed Student Loans") and the payments of interest and the repayments of principal with respect thereto, including certain guarantees related thereto, as well as certain other rights, funds and accounts of the Issuer set forth in the Indenture, including a Reserve Account (collectively, the "Trust Estate").

This note is a limited obligation of the Issuer, payable solely from the principal and interest on Financed Student Loans financed pursuant to the Indenture, any guaranty payments thereon received by the Issuer, and certain other revenues and earnings to be held pursuant to the Indenture, all in an amount and in the manner provided in the Indenture. Additional notes and other obligations may be issued or entered into under the Indenture the right to payment of which is equal with or subordinate to the Class A-3 Notes. The Class A-3 Notes, together with any additional notes issued pursuant to the Indenture are collectively referred to herein as "Notes."

The Notes are secured as provided in the Indenture, but solely by the pledge of the Trust Estate described in the Indenture; provided that the rights of the holders of the Class A Notes shall be superior to the rights of the Registered Owners of Class B Notes and Class C Notes. Reference is made to the Indenture for a complete statement of the terms and conditions upon which the Class A-3 Notes have been issued and provisions made for their security and for the rights, duties and obligations of the Issuer, the Indenture Trustee and the Registered Owners of the Class A-3 Notes.

The Class A-3 Notes are issuable as registered notes in the minimum denomination of $50,000 and $1 integral multiples in excess thereof. Subject to the limitations provided in the Indenture and upon payment of any tax or governmental charge, Class A-3 Notes may be exchanged for a like Class and aggregate principal amount of Class A-3 Notes of other authorized denominations.

The Registered Owner of this Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default under the



                                     A-3-3

Indenture occurs, the principal of all Notes then Outstanding issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to be done, to exist, to happen and to be performed in order to make this Note a valid and binding obligation of the Issuer according to its terms have been done, do exist, have happened and have been performed in regular and due form, time and manner as so required.

The Issuer and the Indenture Trustee may deem and treat the person in whose name this Note is registered upon the registration books as the absolute owner hereof, whether this Note is overdue or not, for the purpose of receiving payment of or on account of the principal or interest and for all other purposes, and all such payments so made to the Registered Owner or upon such Registered Owner's order shall be valid and effectual to satisfy and discharge the liability on this note to the extent of the sum or sums so paid, and neither the Issuer nor Indenture Trustee nor any Registrar shall be affected by any notice to the contrary.

This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been executed by the Indenture Trustee.



                                     A-3-4

IN WITNESS WHEREOF, The National Collegiate Student Loan Trust 2005-1 has caused this note to be executed and attested.


                                      THE NATIONAL COLLEGIATE
                                      STUDENT LOAN TRUST 2005-1


                                      By:  DELAWARE TRUST COMPANY,
                                           NATIONAL ASSOCIATION,
                                           not in its individual capacity
                                           but solely as Owner Trustee


                                      By: __________________________________
                                           Name:
                                           Title:


Attest

____________________________________



                                     A-3-5

                          CERTIFICATE OF AUTHENTICATION


This note is one of the Class A-3 Notes and described in the provisions of the within-mentioned Indenture.


Date of Authentication:  __________________


                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as Authenticating Agent


                                        By _____________________________
                                        Authorized Signatory



                                     A-3-6

                                   ASSIGNMENT


For Value Received _____________________ hereby sell(s), assign(s) and transfer(s) unto



--------------------------------------------------------------------------------
    (Please print or type an address               (Social Security number
including postal zip code of transferee)               of transferee)


                           the within Note, together with accrued interest
                  thereon and all right, title and interest thereto, and hereby irrevocably authorize(s) and appoint(s) _______________________________________ attorney to transfer said Note on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________                      ________________________________L.S.


Guaranteed by:

_____________________________________



                                     A-3-7

                                                                     EXHIBIT A-4
                                                                     -----------

                             FORM OF CLASS A-4 NOTE
                             ----------------------


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE, THE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PURCHASER OR HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED THAT EITHER (I) IT IS NOT, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF, AS A FIDUCIARY OF, OR WITH "PLAN ASSETS" (WITHIN THE MEANING OF
SECTION 2510.3-101 OF THE U.S. DEPARTMENT OF LABOR REGULATIONS (THE "PLAN ASSET REGULATION")) OF, AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), A "PLAN" (WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE")) OR ANY OTHER ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY, WHICH IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR (II)(A) THIS NOTE IS RATED INVESTMENT GRADE OR BETTER AS OF THE DATE OF PURCHASE, (B) THE PURCHASER OR HOLDER OF THE NOTE BELIEVES THAT THE NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATION AND AGREES TO SO TREAT SUCH NOTE AND (C) THE ACQUISITION AND HOLDING OF THE NOTE DO NOT RESULT IN A VIOLATION OF THE PROHIBITED TRANSACTION RULES OF ERISA OR
SECTION 4975 OF THE CODE (X) BECAUSE IT IS COVERED BY AN APPLICABLE EXEMPTION, INCLUDING PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14, OR (Y) BY REASON OF THE TRUST, THE ADMINISTRATOR, THE BACK-UP ADMINISTRATOR, THE UNDERWRITERS, THE SERVICERS, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE GRANTOR TRUSTEE, ANY PROVIDER OF CREDIT SUPPORT OR ANY OF THEIR AFFILIATES NOT BEING A "PARTY IN INTEREST" (WITHIN THE MEANING OF SECTION 3(14) OF ERISA) WITH RESPECT TO SUCH PLAN.



                                     A-4-1

                THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1
                   STUDENT LOAN ASSET BACKED LIBOR RATE NOTES
                                    CLASS A-4


No. A-4-___

    INTEREST RATE   DATE OF MATURITY          DATED DATE          CUSIP
       Variable     November 27, 2028       ______ __, 200_    ___________

REGISTERED OWNER:          **CEDE & CO.**                         ISIN
PRINCIPAL AMOUNT:          **$159,720,000**                    ___________

                                                            EUROPEAN COMMON CODE
                                                               ___________


The National Collegiate Student Loan Trust 2005-1, a statutory trust duly organized and validly existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay, but only from the sources and as hereinafter provided, to the Registered Owner specified above, or registered assigns, the Principal Amount shown above in lawful money of the United States of America on the Date of Maturity shown above, unless prepaid prior thereto with interest thereon from the Distribution Date next preceding the date of authentication hereof, unless such date of authentication is prior to the first Distribution Date, in which case this note shall bear interest from the Dated Date specified above or unless such date of authentication is a Distribution Date, in which case this note shall bear interest from such Distribution Date; PROVIDED, HOWEVER, that if as shown by the records of the Indenture Trustee (defined herein) interest on the Class A-4 Notes (defined herein) shall be in default, Class A-4 Notes issued in lieu of such Class A-4 Notes surrendered for transfer or exchange shall bear interest from the date to which interest has been paid in full on the Class A-4 Notes surrendered until payment of the principal hereof has been made or duly provided for. Principal of this note is payable upon the presentation and surrender hereof at the principal corporate trust office of U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"). Interest on this note is payable to the Registered Owner of record as of the close of business on the applicable record date as shown on the registration books of the Issuer maintained by the Indenture Trustee in its capacity as bond registrar, or its successor in such capacity, by check or draft mailed to the Registered Owner at the registered address.

Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture (hereinafter defined).

The Issuer will pay interest on this Class A-4 Note at the rate per annum equal to the Note Interest Rate (as defined in the Indenture) for this Note, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note Outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding



                                     A-4-2
such Distribution Date or, if no interest has yet been paid, from the Closing
Date). Such principal of and interest on this Note shall be paid in the manner specified herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

This note is one of a duly authorized class of notes of the Issuer designated Student Loan Asset Backed LIBOR Rate Notes, Class A-4 (the "Class A-4 Notes"), issued pursuant to the Indenture, dated as of February 1, 2005, between the Issuer and the Indenture Trustee, as indenture trustee (such indenture, as supplemented or amended from time to time in accordance with its terms, the "Indenture").

The Indenture pledges for the payment of the Notes (as hereinafter defined) the student loans identified in the Indenture (the "Financed Student Loans") and the payments of interest and the repayments of principal with respect thereto, including certain guarantees related thereto, as well as certain other rights, funds and accounts of the Issuer set forth in the Indenture, including a Reserve Account (collectively, the "Trust Estate").

This note is a limited obligation of the Issuer, payable solely from the principal and interest on Financed Student Loans financed pursuant to the Indenture, any guaranty payments thereon received by the Issuer, and certain other revenues and earnings to be held pursuant to the Indenture, all in an amount and in the manner provided in the Indenture. Additional notes and other obligations may be issued or entered into under the Indenture the right to payment of which is equal with or subordinate to the Class A-4 Notes. The Class A-4 Notes, together with any additional notes issued pursuant to the Indenture are collectively referred to herein as "Notes."

The Notes are secured as provided in the Indenture, but solely by the pledge of the Trust Estate described in the Indenture; provided that the rights of the holders of the Class A Notes shall be superior to the rights of the Registered Owners of Class B Notes and Class C Notes. Reference is made to the Indenture for a complete statement of the terms and conditions upon which the Class A-4 Notes have been issued and provisions made for their security and for the rights, duties and obligations of the Issuer, the Indenture Trustee and the Registered Owners of the Class A-4 Notes.

The Class A-4 Notes are issuable as registered notes in the minimum denomination of $50,000 and $1 integral multiples in excess thereof. Subject to the limitations provided in the Indenture and upon payment of any tax or governmental charge, Class A-4 Notes may be exchanged for a like Class and aggregate principal amount of Class A-4 Notes of other authorized denominations.

The Registered Owner of this Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default under the Indenture occurs, the principal of all Notes then Outstanding issued under the



                                     A-4-3

Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to be done, to exist, to happen and to be performed in order to make this Note a valid and binding obligation of the Issuer according to its terms have been done, do exist, have happened and have been performed in regular and due form, time and manner as so required.

The Issuer and the Indenture Trustee may deem and treat the person in whose name this Note is registered upon the registration books as the absolute owner hereof, whether this Note is overdue or not, for the purpose of receiving payment of or on account of the principal or interest and for all other purposes, and all such payments so made to the Registered Owner or upon such Registered Owner's order shall be valid and effectual to satisfy and discharge the liability on this note to the extent of the sum or sums so paid, and neither the Issuer nor Indenture Trustee nor any Registrar shall be affected by any notice to the contrary.

This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been executed by the Indenture Trustee.



                                     A-4-4

IN WITNESS WHEREOF, The National Collegiate Student Loan Trust 2005-1 has caused this note to be executed and attested.


                                      THE NATIONAL COLLEGIATE
                                      STUDENT LOAN TRUST 2005-1


                                      By:  DELAWARE TRUST COMPANY,
                                           NATIONAL ASSOCIATION,
                                           not in its individual capacity
                                           but solely as Owner Trustee


                                      By: __________________________________
                                           Name:
                                           Title:


Attest

____________________________________



                                     A-4-5

                          CERTIFICATE OF AUTHENTICATION


This note is one of the Class A-4 Notes and described in the provisions of the within-mentioned Indenture.


Date of Authentication:  __________________


                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Authenticating Agent


                                          By _____________________________
                                          Authorized Signatory



                                     A-4-6

                                   ASSIGNMENT


For Value Received _____________________ hereby sell(s), assign(s) and transfer(s) unto



--------------------------------------------------------------------------------
    (Please print or type an address                 (Social Security number
including postal zip code of transferee)                 of transferee)


                           the within Note, together with accrued interest
                  thereon and all right, title and interest thereto, and hereby irrevocably authorize(s) and appoint(s) _______________________________________ attorney to transfer said Note on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________                 ________________________________L.S.


Guaranteed by:

_____________________________________



                                     A-4-7

                                                                     EXHIBIT A-5
                                                                     -----------

                             FORM OF CLASS A-5 NOTE
                             ----------------------


THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE, THE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[IF REGULATION S GLOBAL NOTE] [THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT AND PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]



                                     A-5-1

THE PURCHASER OR HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED THAT EITHER (I) IT IS NOT, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF, AS A FIDUCIARY OF, OR WITH "PLAN ASSETS" (WITHIN THE MEANING OF
SECTION 2510.3-101 OF THE U.S. DEPARTMENT OF LABOR REGULATIONS (THE "PLAN ASSET REGULATION")) OF, AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), A "PLAN" (WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE")) OR ANY OTHER ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY, WHICH IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR (II)(A) THIS NOTE IS RATED INVESTMENT GRADE OR BETTER AS OF THE DATE OF PURCHASE, (B) THE PURCHASER OR HOLDER OF THE NOTE BELIEVES THAT THE NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATION AND AGREES TO SO TREAT SUCH NOTE AND (C) THE ACQUISITION AND HOLDING OF THE NOTE DO NOT RESULT IN A VIOLATION OF THE PROHIBITED TRANSACTION RULES OF ERISA OR
SECTION 4975 OF THE CODE (X) BECAUSE IT IS COVERED BY AN APPLICABLE EXEMPTION, INCLUDING PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14, OR (Y) BY REASON OF THE TRUST, THE ADMINISTRATOR, THE BACK-UP ADMINISTRATOR, THE UNDERWRITERS, THE SERVICERS, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE GRANTOR TRUSTEE, ANY PROVIDER OF CREDIT SUPPORT OR ANY OF THEIR AFFILIATES NOT BEING A "PARTY IN INTEREST" (WITHIN THE MEANING OF SECTION 3(14) OF ERISA) WITH RESPECT TO SUCH PLAN.

THE PURCHASER OR HOLDER OF ANY CLASS A-5 NOTES AND ANY CLASS A-IO NOTES (OR ANY INTEREST THEREIN) COLLECTIVELY WITH THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1, AS THE ISSUER, WILL BE DEEMED TO HAVE AGREED TO TREAT THE CLASS A-5 NOTES AND THE CLASS A-IO NOTES AS A SINGLE DEBT INSTRUMENT FOR TAX PURPOSES.

NO TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF ONE OR MORE CLASS A-5 NOTES (A "TRANSFER") SHALL BE MADE UNLESS SIMULTANEOUSLY WITH THE TRANSFER (1) A PROPORTIONATE AMOUNT OF CLASS A-IO NOTES ARE TRANSFERRED SO THAT THE RATIO OF THE NOTIONAL AMOUNT OF THE CLASS A-IO NOTES SO TRANSFERRED TO THE NOTIONAL AMOUNT OF ALL CLASS A-IO NOTES AND THE RATIO OF THE PRINCIPAL AMOUNT OF THE CLASS A-5 NOTES SO TRANSFERRED TO THE PRINCIPAL AMOUNT OF ALL CLASS A-5 NOTES ARE EQUAL AND (2) THE TRANSFERS OF THE CLASS A-IO NOTES AND THE CLASS A-5 NOTES REFERRED TO HEREIN ARE MADE TO THE SAME PERSON.



                                     A-5-2

                THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1
                   STUDENT LOAN ASSET BACKED LIBOR RATE NOTES
                                    CLASS A-5


No. A-5-___

      INTEREST RATE    DATE OF MATURITY            DATED DATE          CUSIP
        Variable        March 26, 2035          ______ __, 200_         N/A

REGISTERED OWNER:   **U.S. BANK NATIONAL ASSOCIATION,
                    AS GRANTOR TRUSTEE FOR NCF GRANTOR TRUST 2005-1**

PRINCIPAL AMOUNT:   **$163,830,000**


The National Collegiate Student Loan Trust 2005-1, a statutory trust duly organized and validly existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay, but only from the sources and as hereinafter provided, to the Registered Owner specified above, or registered assigns, the Principal Amount shown above in lawful money of the United States of America on the Date of Maturity shown above, unless prepaid prior thereto with interest thereon from the Distribution Date next preceding the date of authentication hereof, unless such date of authentication is prior to the first Distribution Date, in which case this note shall bear interest from the Dated Date specified above or unless such date of authentication is a Distribution Date, in which case this note shall bear interest from such Distribution Date; PROVIDED, HOWEVER, that if as shown by the records of the Indenture Trustee (defined herein) interest on the Class A-5 Notes (defined herein) shall be in default, Class A-5 Notes issued in lieu of such Class A-5 Notes surrendered for transfer or exchange shall bear interest from the date to which interest has been paid in full on the Class A-5 Notes surrendered until payment of the principal hereof has been made or duly provided for. Principal of this note is payable upon the presentation and surrender hereof at the principal corporate trust office of U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"). Interest on this note is payable to the Registered Owner of record as of the close of business on the applicable record date as shown on the registration books of the Issuer maintained by the Indenture Trustee in its capacity as bond registrar, or its successor in such capacity, by check or draft mailed to the Registered Owner at the registered address.

Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture (hereinafter defined).

The Issuer will pay interest on this Class A-5 Note at the rate per annum equal to the Note Interest Rate (as defined in the Indenture) for this Note, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note Outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution



                                     A-5-3

Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date). Such principal of and interest on this Note shall be paid in the manner specified herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

This note is one of a duly authorized class of notes of the Issuer designated Student Loan Asset Backed LIBOR Rate Notes, Class A-5 (the "Class A-5 Notes"), issued pursuant to the Indenture, dated as of February 1, 2005, between the Issuer and the Indenture Trustee, as indenture trustee (such indenture, as supplemented or amended from time to time in accordance with its terms, the "Indenture").

The Indenture pledges for the payment of the Notes (as hereinafter defined) the student loans identified in the Indenture (the "Financed Student Loans") and the payments of interest and the repayments of principal with respect thereto, including certain guarantees related thereto, as well as certain other rights, funds and accounts of the Issuer set forth in the Indenture, including a Reserve Account (collectively, the "Trust Estate").

This note is a limited obligation of the Issuer, payable solely from the principal and interest on Financed Student Loans financed pursuant to the Indenture, any guaranty payments thereon received by the Issuer, and certain other revenues and earnings to be held pursuant to the Indenture, all in an amount and in the manner provided in the Indenture. Additional notes and other obligations may be issued or entered into under the Indenture the right to payment of which is equal with or subordinate to the Class A-5 Notes. The Class A-5 Notes, together with any additional notes issued pursuant to the Indenture are collectively referred to herein as "Notes."

The Notes are secured as provided in the Indenture, but solely by the pledge of the Trust Estate described in the Indenture; provided that the rights of the holders of the Class A Notes shall be superior to the rights of the Registered Owners of Class B Notes and Class C Notes. Reference is made to the Indenture for a complete statement of the terms and conditions upon which the Class A-5 Notes have been issued and provisions made for their security and for the rights, duties and obligations of the Issuer, the Indenture Trustee and the Registered Owners of the Class A-5 Notes.

The Class A-5 Notes are issuable as registered notes in the minimum denomination of $50,000 and $1 integral multiples in excess thereof. Subject to the limitations provided in the Indenture and upon payment of any tax or governmental charge, Class A-5 Notes may be exchanged for a like Class and aggregate principal amount of Class A-5 Notes of other authorized denominations.

The Registered Owner of this Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default



                                     A-5-4
under the Indenture occurs, the principal of all Notes then Outstanding issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to be done, to exist, to happen and to be performed in order to make this Note a valid and binding obligation of the Issuer according to its terms have been done, do exist, have happened and have been performed in regular and due form, time and manner as so required.

The Issuer and the Indenture Trustee may deem and treat the person in whose name this Note is registered upon the registration books as the absolute owner hereof, whether this Note is overdue or not, for the purpose of receiving payment of or on account of the principal or interest and for all other purposes, and all such payments so made to the Registered Owner or upon such Registered Owner's order shall be valid and effectual to satisfy and discharge the liability on this note to the extent of the sum or sums so paid, and neither the Issuer nor Indenture Trustee nor any Registrar shall be affected by any notice to the contrary.

This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been executed by the Indenture Trustee.



                                     A-5-5

IN WITNESS WHEREOF, The National Collegiate Student Loan Trust 2005-1 has caused this note to be executed and attested.


                                      THE NATIONAL COLLEGIATE
                                      STUDENT LOAN TRUST 2005-1


                                      By:  DELAWARE TRUST COMPANY,
                                           NATIONAL ASSOCIATION,
                                           not in its individual capacity
                                           but solely as Owner Trustee


                                      By: __________________________________
                                           Name:
                                           Title:


Attest

____________________________________



                                     A-5-6

                          CERTIFICATE OF AUTHENTICATION


This note is one of the Class A-5 Notes and described in the provisions of the within-mentioned Indenture.


Date of Authentication:  __________________


                                           U.S. BANK NATIONAL ASSOCIATION,
                                           as Authenticating Agent


                                           By _____________________________
                                           Authorized Signatory



                                     A-5-7

                                   ASSIGNMENT


For Value Received _____________________ hereby sell(s), assign(s) and transfer(s) unto



--------------------------------------------------------------------------------
    (Please print or type an address                   (Social Security number
including postal zip code of transferee)                   of transferee)


                           the within Note, together with accrued interest
                  thereon and all right, title and interest thereto, and hereby irrevocably authorize(s) and appoint(s) _______________________________________ attorney to transfer said Note on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________                      ________________________________L.S.


Guaranteed by:

_____________________________________



                                     A-5-8

                                                                     EXHIBIT A-6
                                                                     -----------

                             FORM OF CLASS A-IO NOTE
                             -----------------------


THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE, THE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[IF REGULATION S GLOBAL NOTE] [THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT AND PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

THE PURCHASER OR HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED THAT EITHER (I) IT IS NOT, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF, AS A FIDUCIARY OF, OR WITH



                                      A-6-1

"PLAN ASSETS" (WITHIN THE MEANING OF SECTION 2510.3-101 OF THE U.S. DEPARTMENT OF LABOR REGULATIONS (THE "PLAN ASSET REGULATION")) OF, AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), A "PLAN" (WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE")) OR ANY OTHER ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY, WHICH IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR (II)(A) THIS NOTE IS RATED INVESTMENT GRADE OR BETTER AS OF THE DATE OF PURCHASE, (B) THE PURCHASER OR HOLDER OF THE NOTE BELIEVES THAT THE NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATION AND AGREES TO SO TREAT SUCH NOTE AND (C) THE ACQUISITION AND HOLDING OF THE NOTE DO NOT RESULT IN A VIOLATION OF THE PROHIBITED TRANSACTION RULES OF ERISA OR SECTION 4975 OF THE CODE (X) BECAUSE IT IS COVERED BY AN APPLICABLE EXEMPTION, INCLUDING PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14, OR (Y) BY REASON OF THE TRUST, THE ADMINISTRATOR, THE BACK-UP ADMINISTRATOR, THE UNDERWRITERS, THE SERVICERS, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE GRANTOR TRUSTEE, ANY PROVIDER OF CREDIT SUPPORT OR ANY OF THEIR AFFILIATES NOT BEING A "PARTY IN INTEREST" (WITHIN THE MEANING OF SECTION 3(14) OF ERISA) WITH RESPECT TO SUCH PLAN.

THE PURCHASER OR HOLDER OF ANY CLASS A-5 NOTES AND ANY CLASS A-IO NOTES (OR ANY INTEREST THEREIN) COLLECTIVELY WITH THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1, AS THE ISSUER, WILL BE DEEMED TO HAVE AGREED TO TREAT THE CLASS A-5 NOTES AND THE CLASS A-IO NOTES AS A SINGLE DEBT INSTRUMENT FOR TAX PURPOSES.

NO TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF ONE OR MORE CLASS A-IO NOTES (A "TRANSFER") SHALL BE MADE UNLESS SIMULTANEOUSLY WITH THE TRANSFER (1) A PROPORTIONATE AMOUNT OF CLASS A-5 NOTES ARE TRANSFERRED SO THAT THE RATIO OF THE NOTIONAL AMOUNT OF THE CLASS A-5 NOTES SO TRANSFERRED TO THE NOTIONAL AMOUNT OF ALL CLASS A-5 NOTES AND THE RATIO OF THE PRINCIPAL AMOUNT OF THE CLASS A-IO NOTES SO TRANSFERRED TO THE PRINCIPAL AMOUNT OF ALL CLASS A-IO NOTES ARE EQUAL AND (2) THE TRANSFERS OF THE CLASS A-IO NOTES AND THE CLASS A-5 NOTES REFERRED TO HEREIN ARE MADE TO THE SAME PERSON.

THIS NOTE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.



                                     A-6-2

                THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1
                   STUDENT LOAN ASSET BACKED LIBOR RATE NOTES
                                   CLASS A-IO


No. A-IO-___

    INTEREST RATE   DATE OF MATURITY        DATED DATE             CUSIP
        6.75%       December 28, 2009     ______ __, 200_           N/A

REGISTERED OWNER:        **U.S. BANK NATIONAL ASSOCIATION,
                         AS GRANTOR TRUSTEE FOR NCF GRANTOR TRUST 2005-1**


The National Collegiate Student Loan Trust 2005-1, a statutory trust duly organized and validly existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay, but only from the sources and as hereinafter provided, to the Registered Owner specified above, or registered assigns, certain monthly distributions of interest for each Distribution Date through and including the Date of Maturity shown above, unless prepaid prior thereto with interest thereon from the Distribution Date next preceding the date of authentication hereof, unless such date of authentication is prior to the first Distribution Date, in which case this note shall bear interest from the Dated Date specified above or unless such date of authentication is a Distribution Date, in which case this note shall bear interest from such Distribution Date; PROVIDED, HOWEVER, that if as shown by the records of the Indenture Trustee (defined herein) interest on the Class A-IO Notes (defined herein) shall be in default, Class A-IO Notes issued in lieu of such Class A-IO Notes surrendered for transfer or exchange shall bear interest from the date to which interest has been paid in full on the Class A-IO Notes surrendered until the Notional Amount of such Class A-IO Note is reduced to zero. Interest on this note is payable to the Registered Owner of record as of the close of business on the applicable record date as shown on the registration books of the Issuer maintained by the U.S. Bank National Association, as indenture trustee (the "Indenture Trustee") in its capacity as bond registrar, or its successor in such capacity, by check or draft mailed to the Registered Owner at the registered address.

Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture (hereinafter defined).

The Issuer will pay interest on the Notional Amount of this Class A-IO Note at the rate per annum equal to the Note Interest Rate (as defined in the Indenture) on each Distribution Date until the Notional Amount on the Class A-IO Note is reduced to zero. Interest on this Class A-IO Note will accrue for each Distribution Date on the Notional Amount of the Class A-IO Note until such Notional Amount is reduced to zero, from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date). Such interest on this Note shall be paid in the manner specified herein.

Interest on this Note is payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.



                                     A-6-3

This note is one of a duly authorized class of notes of the Issuer designated Student Loan Asset Backed LIBOR Rate Notes, Class A-IO (the "Class A-IO Notes"), issued pursuant to the Indenture, dated as of February 1, 2005, between the Issuer and the Indenture Trustee, as indenture trustee (such indenture, as supplemented or amended from time to time in accordance with its terms, the "Indenture").

The Indenture pledges for the payment of the Notes (as hereinafter defined) the student loans identified in the Indenture (the "Financed Student Loans") and the payments of interest and the repayments of principal with respect thereto, including certain guarantees related thereto, as well as certain other rights, funds and accounts of the Issuer set forth in the Indenture, including a Reserve Account (collectively, the "Trust Estate").

This note is a limited obligation of the Issuer, payable solely from the principal and interest on Financed Student Loans financed pursuant to the Indenture, any guaranty payments thereon received by the Issuer, and certain other revenues and earnings to be held pursuant to the Indenture, all in an amount and in the manner provided in the Indenture. Additional notes and other obligations may be issued or entered into under the Indenture the right to payment of which is equal with or subordinate to the Class A-IO Notes. The Class A-IO Notes, together with any additional notes issued pursuant to the Indenture are collectively referred to herein as "Notes."

The Notes are secured as provided in the Indenture, but solely by the pledge of the Trust Estate described in the Indenture; provided that the rights of the holders of the Class A Notes shall be superior to the rights of the Registered Owners of Class B Notes and Class C Notes. Reference is made to the Indenture for a complete statement of the terms and conditions upon which the Class A-IO Notes have been issued and provisions made for their security and for the rights, duties and obligations of the Issuer, the Indenture Trustee and the Registered Owners of the Class A-IO Notes.

The Class A-IO Notes are issuable as registered notes in the minimum Notional Amount of $50,000 and integral multiples of $1 in excess thereof. Subject to the limitations provided in the Indenture and upon payment of any tax or governmental charge, Class A-IO Notes may be exchanged for a like Class and aggregate principal amount of Class A-IO Notes of other authorized denominations.

The Registered Owner of this Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default under the Indenture occurs, the principal of all Notes then Outstanding issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to be done, to exist, to happen and to be performed in order to make this Note a valid and binding obligation of the Issuer according to its terms have been done, do exist, have happened and have been performed in regular and due form, time and manner as so required.



                                     A-6-4

The Issuer and the Indenture Trustee may deem and treat the person in whose name this Note is registered upon the registration books as the absolute owner hereof, whether this Note is overdue or not, for the purpose of receiving payment of or on account of the interest and for all other purposes, and all such payments so made to the Registered Owner or upon such Registered Owner's order shall be valid and effectual to satisfy and discharge the liability on this note to the extent of the sum or sums so paid, and neither the Issuer nor Indenture Trustee nor any Registrar shall be affected by any notice to the contrary.

This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been executed by the Indenture Trustee.


                                     A-6-5

IN WITNESS WHEREOF, The National Collegiate Student Loan Trust 2005-1 has caused this note to be executed and attested.


                                              THE NATIONAL COLLEGIATE
                                              STUDENT LOAN TRUST 2005-1


                                              By:  DELAWARE TRUST COMPANY,
                                                   NATIONAL ASSOCIATION,
                                                   not in its individual
                                                   capacity but solely as
                                                   Owner Trustee


                                              By:  _____________________________
                                                   Name:
                                                   Title:


Attest

____________________________________



                                     A-6-6

                          CERTIFICATE OF AUTHENTICATION


This note is one of the Class A-IO Notes and described in the provisions of the within-mentioned Indenture.


Date of Authentication:  __________________


                                            U.S. BANK NATIONAL ASSOCIATION,
                                            as Authenticating Agent


                                            By _____________________________
                                            Authorized Signatory



                                     A-6-7

                                   ASSIGNMENT


For Value Received _____________________ hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------------------------------------------
    (Please print or type an address                (Social Security number
including postal zip code of transferee)                 of transferee)


                           the within Note, together with accrued interest
                  thereon and all right, title and interest thereto, and hereby irrevocably authorize(s) and appoint(s) _______________________________________ attorney to transfer said Note on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________                      ________________________________L.S.


Guaranteed by:

_____________________________________



                                     A-6-8

                                                                     EXHIBIT A-7
                                                                     -----------


                              FORM OF CLASS B NOTE
                              --------------------


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE, THE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PURCHASER OR HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED THAT EITHER (I) IT IS NOT, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF, AS A FIDUCIARY OF, OR WITH "PLAN ASSETS" (WITHIN THE MEANING OF
SECTION 2510.3-101 OF THE U.S. DEPARTMENT OF LABOR REGULATIONS (THE "PLAN ASSET REGULATION")) OF, AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), A "PLAN" (WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE")) OR ANY OTHER ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY, WHICH IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR (II)(A) THIS NOTE IS RATED INVESTMENT GRADE OR BETTER AS OF THE DATE OF PURCHASE, (B) THE PURCHASER OR HOLDER OF THE NOTE BELIEVES THAT THE NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATION AND AGREES TO SO TREAT SUCH NOTE AND (C) THE ACQUISITION AND HOLDING OF THE NOTE DO NOT RESULT IN A VIOLATION OF THE PROHIBITED TRANSACTION RULES OF ERISA OR
SECTION 4975 OF THE CODE (X) BECAUSE IT IS COVERED BY AN APPLICABLE EXEMPTION, INCLUDING PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14, OR (Y) BY REASON OF THE TRUST, THE ADMINISTRATOR, THE BACK-UP ADMINISTRATOR, THE UNDERWRITERS, THE SERVICERS, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE GRANTOR TRUSTEE, ANY PROVIDER OF CREDIT SUPPORT OR ANY OF THEIR AFFILIATES NOT BEING A "PARTY IN INTEREST" (WITHIN THE MEANING OF SECTION 3(14) OF ERISA) WITH RESPECT TO SUCH PLAN.



                                     A-7-1

                THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1
                   STUDENT LOAN ASSET BACKED LIBOR RATE NOTES
                                     CLASS B


No. B-___

    INTEREST RATE   DATE OF MATURITY         DATED DATE             CUSIP
       Variable      March 26, 2035        ______ __, 200_       ___________

REGISTERED OWNER:          **CEDE & CO.**                            ISIN
PRINCIPAL AMOUNT:          **$ 46,360,000**                      ___________

                                                            EUROPEAN COMMON CODE
                                                                 ___________


The National Collegiate Student Loan Trust 2005-1, a statutory trust duly organized and validly existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay, but only from the sources and as hereinafter provided, to the Registered Owner specified above, or registered assigns, the Principal Amount shown above in lawful money of the United States of America on the Date of Maturity shown above, unless prepaid prior thereto with interest thereon from the Distribution Date next preceding the date of authentication hereof, unless such date of authentication is prior to the first Distribution Date, in which case this note shall bear interest from the Dated Date specified above or unless such date of authentication is a Distribution Date, in which case this note shall bear interest from such Distribution Date; PROVIDED, HOWEVER, that if as shown by the records of the Indenture Trustee (defined herein) interest on the Class B Notes (defined herein) shall be in default, Class B Notes issued in lieu of such Class B Notes surrendered for transfer or exchange shall bear interest from the date to which interest has been paid in full on the Class B Notes surrendered until payment of the principal hereof has been made or duly provided for. Principal of this note is payable upon the presentation and surrender hereof at the principal corporate trust office of U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"). Interest on this note is payable to the Registered Owner of record as of the close of business on the applicable record date as shown on the registration books of the Issuer maintained by the Indenture Trustee in its capacity as bond registrar, or its successor in such capacity, by check or draft mailed to the Registered Owner at the registered address.

Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture (hereinafter defined).

The Issuer will pay interest on this Class B Note at the rate per annum equal to the Note Interest Rate (as defined in the Indenture) for this Note, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note Outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding



                                     A-7-2
such Distribution Date or, if no interest has yet been paid, from the Closing
Date). Such principal of and interest on this Note shall be paid in the manner specified herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

This note is one of a duly authorized class of notes of the Issuer designated Student Loan Asset Backed LIBOR Rate Notes, Class B (the "Class B Notes"), issued pursuant to the Indenture, dated as of February 1, 2005, between the Issuer and the Indenture Trustee, as indenture trustee (such indenture, as supplemented or amended from time to time in accordance with its terms, the "Indenture").

The Indenture pledges for the payment of the Notes (as hereinafter defined) the student loans identified in the Indenture (the "Financed Student Loans") and the payments of interest and the repayments of principal with respect thereto, including certain guarantees related thereto, as well as certain other rights, funds and accounts of the Issuer set forth in the Indenture, including a Reserve Account (collectively, the "Trust Estate").

This note is a limited obligation of the Issuer, payable solely from the principal and interest on Financed Student Loans financed pursuant to the Indenture, any guaranty payments thereon received by the Issuer, and certain other revenues and earnings to be held pursuant to the Indenture, all in an amount and in the manner provided in the Indenture. Additional notes and other obligations may be issued or entered into under the Indenture the right to payment of which is equal with or subordinate to the Class B Notes. The Class B Notes, together with any additional notes issued pursuant to the Indenture are collectively referred to herein as "Notes."

The Notes are secured as provided in the Indenture, but solely by the pledge of the Trust Estate described in the Indenture; provided that the rights of the holders of the Class A Notes shall be superior to the rights of the Registered Owners of Class B Notes and Class C Notes. Reference is made to the Indenture for a complete statement of the terms and conditions upon which the Class B Notes have been issued and provisions made for their security and for the rights, duties and obligations of the Issuer, the Indenture Trustee and the Registered Owners of the Class B Notes.

The Class B Notes are issuable as registered notes in the minimum denomination of $50,000 and $1 integral multiples in excess thereof. Subject to the limitations provided in the Indenture and upon payment of any tax or governmental charge, Class B Notes may be exchanged for a like Class and aggregate principal amount of Class B Notes of other authorized denominations.

The Registered Owner of this Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default under the Indenture occurs, the principal of all Notes then Outstanding issued under the



                                     A-7-3

Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to be done, to exist, to happen and to be performed in order to make this Note a valid and binding obligation of the Issuer according to its terms have been done, do exist, have happened and have been performed in regular and due form, time and manner as so required.

The Issuer and the Indenture Trustee may deem and treat the person in whose name this Note is registered upon the registration books as the absolute owner hereof, whether this Note is overdue or not, for the purpose of receiving payment of or on account of the principal or interest and for all other purposes, and all such payments so made to the Registered Owner or upon such Registered Owner's order shall be valid and effectual to satisfy and discharge the liability on this note to the extent of the sum or sums so paid, and neither the Issuer nor Indenture Trustee nor any Registrar shall be affected by any notice to the contrary.

This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been executed by the Indenture Trustee.



                                     A-7-4

IN WITNESS WHEREOF, The National Collegiate Student Loan Trust 2005-1 has caused this note to be executed and attested.


                                              THE NATIONAL COLLEGIATE
                                              STUDENT LOAN TRUST 2005-1


                                              By:  DELAWARE TRUST COMPANY,
                                                   NATIONAL ASSOCIATION,
                                                   not in its individual
                                                   capacity but solely as
                                                   Owner Trustee


                                              By:  _____________________________
                                                   Name:
                                                   Title:


Attest

____________________________________



                                     A-7-5

                          CERTIFICATE OF AUTHENTICATION


This note is one of the Class B Notes and described in the provisions of the within-mentioned Indenture.


Date of Authentication:  __________________


                                           U.S. BANK NATIONAL ASSOCIATION,
                                           as Authenticating Agent



                                           By _____________________________
                                           Authorized Signatory



                                     A-7-6

                                   ASSIGNMENT


For Value Received _____________________ hereby sell(s), assign(s) and transfer(s) unto



--------------------------------------------------------------------------------
    (Please print or type an address                 (Social Security number
including postal zip code of transferee)                  of transferee)


                           the within Note, together with accrued interest
                  thereon and all right, title and interest thereto, and hereby irrevocably authorize(s) and appoint(s) _______________________________________ attorney to transfer said Note on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________                      ________________________________L.S.


Guaranteed by:

_____________________________________



                                     A-7-7

                                                                     EXHIBIT A-8
                                                                     -----------

                              FORM OF CLASS C NOTE
                              --------------------


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE INDENTURE TRUSTEE, THE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PURCHASER OR HOLDER OF THIS NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED THAT EITHER (I) IT IS NOT, AND IS NOT PURCHASING THIS NOTE ON BEHALF OF, AS A FIDUCIARY OF, OR WITH "PLAN ASSETS" (WITHIN THE MEANING OF
SECTION 2510.3-101 OF THE U.S. DEPARTMENT OF LABOR REGULATIONS (THE "PLAN ASSET REGULATION")) OF, AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), A "PLAN" (WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE")) OR ANY OTHER ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY, WHICH IS SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR (II)(A) THIS NOTE IS RATED INVESTMENT GRADE OR BETTER AS OF THE DATE OF PURCHASE, (B) THE PURCHASER OR HOLDER OF THE NOTE BELIEVES THAT THE NOTE IS PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE PLAN ASSET REGULATION AND AGREES TO SO TREAT SUCH NOTE AND (C) THE ACQUISITION AND HOLDING OF THE NOTE DO NOT RESULT IN A VIOLATION OF THE PROHIBITED TRANSACTION RULES OF ERISA OR
SECTION 4975 OF THE CODE (X) BECAUSE IT IS COVERED BY AN APPLICABLE EXEMPTION, INCLUDING PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14, OR (Y) BY REASON OF THE TRUST, THE ADMINISTRATOR, THE BACK-UP ADMINISTRATOR, THE UNDERWRITERS, THE SERVICERS, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE GRANTOR TRUSTEE, ANY PROVIDER OF CREDIT SUPPORT OR ANY OF THEIR AFFILIATES NOT BEING A "PARTY IN INTEREST" (WITHIN THE MEANING OF SECTION 3(14) OF ERISA) WITH RESPECT TO SUCH PLAN.



                                     A-8-1

                THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1
                   STUDENT LOAN ASSET BACKED LIBOR RATE NOTES
                                     CLASS C


No. C-___

    INTEREST RATE   DATE OF MATURITY         DATED DATE            CUSIP
       Variable      March 26, 2035        ______ __, 200_      ___________

REGISTERED OWNER:          **CEDE & CO.**                          ISIN
PRINCIPAL AMOUNT:          **$48,370,000**                      ___________

                                                            EUROPEAN COMMON CODE
                                                                ___________


The National Collegiate Student Loan Trust 2005-1, a statutory trust duly organized and validly existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay, but only from the sources and as hereinafter provided, to the Registered Owner specified above, or registered assigns, the Principal Amount shown above in lawful money of the United States of America on the Date of Maturity shown above, unless prepaid prior thereto with interest thereon from the Distribution Date next preceding the date of authentication hereof, unless such date of authentication is prior to the first Distribution Date, in which case this note shall bear interest from the Dated Date specified above or unless such date of authentication is a Distribution Date, in which case this note shall bear interest from such Distribution Date; PROVIDED, HOWEVER, that if as shown by the records of the Indenture Trustee (defined herein) interest on the Class C Notes (defined herein) shall be in default, Class C Notes issued in lieu of such Class C Notes surrendered for transfer or exchange shall bear interest from the date to which interest has been paid in full on the Class C Notes surrendered until payment of the principal hereof has been made or duly provided for. Principal of this note is payable upon the presentation and surrender hereof at the principal corporate trust office of U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"). Interest on this note is payable to the Registered Owner of record as of the close of business on the applicable record date as shown on the registration books of the Issuer maintained by the Indenture Trustee in its capacity as bond registrar, or its successor in such capacity, by check or draft mailed to the Registered Owner at the registered address.

Any capitalized words and terms used as defined words and terms in this note and not otherwise defined herein shall have the meanings given them in the Indenture (hereinafter defined).

The Issuer will pay interest on this Class C Note at the rate per annum equal to the Note Interest Rate (as defined in the Indenture) for this Note, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note Outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding



                                     A-8-2
such Distribution Date or, if no interest has yet been paid, from the Closing
Date). Such principal of and interest on this Note shall be paid in the manner specified herein.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

This note is one of a duly authorized class of notes of the Issuer designated Student Loan Asset Backed LIBOR Rate Notes, Class C (the "Class C Notes"), issued pursuant to the Indenture, dated as of February 1, 2005, between the Issuer and the Indenture Trustee, as indenture trustee (such indenture, as supplemented or amended from time to time in accordance with its terms, the "Indenture").

The Indenture pledges for the payment of the Notes (as hereinafter defined) the student loans identified in the Indenture (the "Financed Student Loans") and the payments of interest and the repayments of principal with respect thereto, including certain guarantees related thereto, as well as certain other rights, funds and accounts of the Issuer set forth in the Indenture, including a Reserve Account (collectively, the "Trust Estate").

This note is a limited obligation of the Issuer, payable solely from the principal and interest on Financed Student Loans financed pursuant to the Indenture, any guaranty payments thereon received by the Issuer, and certain other revenues and earnings to be held pursuant to the Indenture, all in an amount and in the manner provided in the Indenture. Additional notes and other obligations may be issued or entered into under the Indenture the right to payment of which is equal with or subordinate to the Class C Notes. The Class C Notes, together with any additional notes issued pursuant to the Indenture are collectively referred to herein as "Notes."

The Notes are secured as provided in the Indenture, but solely by the pledge of the Trust Estate described in the Indenture; provided that the rights of the holders of the Class A Notes shall be superior to the rights of the Registered Owners of Class B Notes and Class C Notes. Reference is made to the Indenture for a complete statement of the terms and conditions upon which the Class C Notes have been issued and provisions made for their security and for the rights, duties and obligations of the Issuer, the Indenture Trustee and the Registered Owners of the Class C Notes.

The Class C Notes are issuable as registered notes in the minimum denomination of $50,000 and $1 integral multiples in excess thereof. Subject to the limitations provided in the Indenture and upon payment of any tax or governmental charge, Class C Notes may be exchanged for a like Class and aggregate principal amount of Class C Notes of other authorized denominations.

The Registered Owner of this Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default under the Indenture occurs, the principal of all Notes then Outstanding issued under the



                                     A-8-3

Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to be done, to exist, to happen and to be performed in order to make this Note a valid and binding obligation of the Issuer according to its terms have been done, do exist, have happened and have been performed in regular and due form, time and manner as so required.

The Issuer and the Indenture Trustee may deem and treat the person in whose name this Note is registered upon the registration books as the absolute owner hereof, whether this Note is overdue or not, for the purpose of receiving payment of or on account of the principal or interest and for all other purposes, and all such payments so made to the Registered Owner or upon such Registered Owner's order shall be valid and effectual to satisfy and discharge the liability on this note to the extent of the sum or sums so paid, and neither the Issuer nor Indenture Trustee nor any Registrar shall be affected by any notice to the contrary.

This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been executed by the Indenture Trustee.



                                     A-8-4

IN WITNESS WHEREOF, The National Collegiate Student Loan Trust 2005-1 has caused this note to be executed and attested.


                                              THE NATIONAL COLLEGIATE
                                              STUDENT LOAN TRUST 2005-1


                                              By:  DELAWARE TRUST COMPANY,
                                                   NATIONAL ASSOCIATION,
                                                   not in its individual
                                                   capacity but solely as
                                                   Owner Trustee


                                              By:  _____________________________
                                                   Name:
                                                   Title:


Attest

____________________________________



                                     A-8-5

                          CERTIFICATE OF AUTHENTICATION


This note is one of the Class C Notes and described in the provisions of the within-mentioned Indenture.


Date of Authentication:  __________________


                                           U.S. BANK NATIONAL ASSOCIATION,
                                           as Authenticating Agent


                                           By _____________________________
                                           Authorized Signatory



                                     A-8-6

                                   ASSIGNMENT


For Value Received _____________________ hereby sell(s), assign(s) and transfer(s) unto



--------------------------------------------------------------------------------
    (Please print or type an address                  (Social Security number
including postal zip code of transferee)                  of transferee)


                           the within Note, together with accrued interest
                  thereon and all right, title and interest thereto, and hereby irrevocably authorize(s) and appoint(s) _______________________________________ attorney to transfer said Note on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________                      ________________________________L.S.


Guaranteed by:

_____________________________________



                                     A-8-7

                                                                       EXHIBIT B
                                                                       ---------
                                   [Reserved]

                                                                       EXHIBIT C
                                                                       ---------


                            FORM OF TRANSFEREE LETTER
                            -------------------------
                                 [NON-RULE 144A]
                                 ---------------


[Date]

The National Collegiate Student Loan Trust 2005-1
c/o Delaware Trust Company, National Association, as Owner Trustee 300 Delaware Avenue, 9th Floor
Wilmington, Delaware 19801

Attention:  Corporate Trust Administration

with a copy to:

The First Marblehead Corporation
The Prudential Tower
800 Boylston Street - 34th Floor
Boston, Massachusetts 02199-8157
Attention: Controller

Copy to:
Richard P. Zermani, Esq.

U.S. Bank National Association
Corporate Trust Department -- SFS
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: NCSLT 2005-1


Re:      The National Collegiate Student Loan Trust 2005-1
         -CLASS A-5 NOTES AND CLASS A-IO NOTES
         -------------------------------------------------


Ladies and Gentlemen:

In connection with our acquisition of the above-captioned Notes, we certify that
(a) we understand that the Notes are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws; (b) we have had the opportunity to ask questions of and receive answers from The National Collegiate Student Loan Trust 2005-1 concerning the purchase of the Notes and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Notes; (c) we are acquiring the Notes for investment for our own account and not with a view to any distribution of such Notes (but without prejudice to our right at all times to sell or otherwise dispose of the

Notes in accordance with clause (e) below); (d) we have not offered or sold any Notes to, or solicited offers to buy any Notes from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act; (e) we will not sell, transfer or otherwise dispose of any Notes unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Note has executed and delivered to you a certificate to substantially the same effect as this certificate if required by the Indenture, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Indenture; (f) the purchaser is not acquiring a Note, directly or indirectly, as a fiduciary of, on behalf of, or with the "Plan Assets" (within the meaning of Section 2510.3-101 of the U.S. Department of Labor regulations (the "Plan Asset Regulation")) of, an "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), a "plan" (within the meaning of Section 4975 of the Internal Revenue Code of 1986 (the "Code")) or any other entity whose underlying assets include Plan Assets by reason of any plan's investment in the entity, which is subject to Title I of ERISA or Section 4975 of the Code (a "Plan"); unless (i) such Note is rated investment grade or better as of the date of purchase, (ii) the purchaser of the Note believes that the Note is properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulation and agrees to so treat such Note and (iii) the acquisition and holding of the Note does not result in a violation of the prohibited transaction rules of ERISA or Section 4975 of the Code (A) because it is covered by an applicable exemption, including Prohibited Transaction Class Exemption 96-23, 95-60, 91-38, 90-1 or 84-14, or (B) by reason of the Trust, the
Administrator, the Back-Up Administrator, the Underwriters, the Servicers, the Indenture Trustee, the Owner Trustee, the Grantor Trustee, any provider of credit support or any of their affiliates not being a "Party in Interest" (within the meaning of Section 3(14) of ERISA) with respect to such Plan, and
(g) if the purchaser is acquiring a Class A-5 Note or a Class A-IO Note, the purchaser also simultaneously is acquiring a proportionate amount of the Class A-IO Notes or Class A-5 Notes, as applicable, such that the ratio and the principal balance of the Class A-5 Note being acquired to all Class A-5 Notes and the ratio and the notional amount of the Class A-IO Note being acquired to all Class A-IO Notes are equal.


                                                     Very truly yours,


                                                     _________________________
                                                     Print Name of Transferee


                                                     By:___________________
                                                          Authorized Officer

                                                                       EXHIBIT D
                                                                       ---------


                         FORM OF RULE 144A CERTIFICATION
                         -------------------------------


[Date]

The National Collegiate Student Loan Trust 2005-1
c/o Delaware Trust Company, National Association, as Owner Trustee 300 Delaware Avenue, 9th Floor
Wilmington, Delaware 19801

Attention:  Corporate Trust Administration

with a copy to:

The First Marblehead Corporation
The Prudential Tower
800 Boylston Street - 34th Floor
Boston, Massachusetts 02199-8157
Attention: Controller

Copy to:
Richard P. Zermani, Esq.

U.S. Bank National Association
Corporate Trust Department -- SFS
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: NCSLT 2005-1


Re:      The National Collegiate Student Loan Trust 2005-1
         -CLASS A-5 NOTES AND CLASS A-IO NOTES
         -------------------------------------------------


Ladies and Gentlemen:

         In connection with our acquisition of the above Notes we certify that
(a) we understand that the Notes are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws; (b) we have had the opportunity to ask questions of and receive answers from The National Collegiate Student Loan Trust 2005-1 concerning the purchase of the Notes and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Notes; (c) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Notes, any interest in the Notes or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Notes, any interest in the Notes or any other similar security from, or otherwise approached or negotiated with respect to the Notes, any interest in the Notes or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Notes under the Act or that would render the disposition of the Notes a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Notes; (d) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act and have completed the form of certification to that effect attached hereto as Annex 1; (e) we are not acquiring a Note, directly or indirectly, as a fiduciary of, on behalf of, or with the "Plan Assets" (within the meaning of Section 2510.3-101 of the U.S. Department of Labor regulations (the "Plan Asset Regulation")) of, an "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), a "plan" (within the meaning of
Section 4975 of the Internal Revenue Code of 1986 (the "Code")) or any other entity whose underlying assets include Plan Assets by reason of any plan's investment in the entity, which is subject to Title I of ERISA or Section 4975 of the Code (a "Plan"); unless (i) such Note is rated investment grade or better as of the date of purchase, (ii) the purchaser of the Note believes that the
Note is properly treated as indebtedness without substantial equity features for purposes of the Plan Asset Regulation and agrees to so treat such Note and (iii) the acquisition and holding of the Note does not result in a violation of the prohibited transaction rules of ERISA or Section 4975 of the Code (A) because it is covered by an applicable exemption, including Prohibited Transaction Class Exemption 96-23, 95-60, 91-38, 90-1 or 84-14, or (B) by reason of the Trust, the Administrator, the Back-Up Administrator, the Underwriters, the Servicers, the Indenture Trustee, the Owner Trustee, the Grantor Trustee, any provider of credit support or any of their affiliates not being a "Party in Interest" (within the meaning of Section 3(14) of ERISA) with respect to such Plan; and
(f) if the purchaser is acquiring a Class A-5 Note or a Class A-IO Note, the purchaser also simultaneously is acquiring a proportionate amount of the Class A-IO Notes or Class A-5 Notes, as applicable, such that the ratio and the principal balance of the Class A-5 Note being acquired to all Class A-5 Notes and the ratio and the notional amount of the Class A-IO Note being acquired to all Class A-IO Notes are equal. We are aware that the sale to us is being made in reliance on Rule 144A.

         We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Notes for our own account or for resale pursuant to Rule 144A and further, understand that such Notes may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Act.


                                            Very truly yours,

                                            _________________________
                                            Print Name of Transferee

                                            By:___________________
                                            Authorized Officer

                                                            ANNEX 1 TO EXHIBIT D


                             [FORM OF CERTIFICATION]


[Date]

The National Collegiate Student Loan Trust 2005-1
c/o Delaware Trust Company, National Association, as Owner Trustee 300 Delaware Avenue, 9th Floor
Wilmington, Delaware 19801

Attention:  Corporate Trust Administration

with a copy to:

The First Marblehead Corporation
The Prudential Tower
800 Boylston Street, 34th Floor
Boston, Massachusetts 02199-8157
Attention: Controller

Copy to:
Richard P. Zermani, Esq.

U.S. Bank National Association
Corporate Trust Department -- SFS
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: NCSLT 2005-1


Re:      The National Collegiate Student Loan Trust 2005-1
         -CLASS A-5 NOTES AND CLASS A-IO NOTES
         -------------------------------------------------


Ladies and Gentlemen:

         In connection with our purchase of the above Notes, the undersigned certifies to each of the parties to whom this letter is addressed that it is a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act")) as follows:

                  1. It owns and/or invests on a discretionary basis eligible securities (excluding affiliate's securities, bank deposit notes and CD's, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement and currency, interest rate and commodity swaps), as described below:

Amount:(1)  $_________________; and

                  2. The dollar amount set forth above is:

     a. greater than $100 million and the undersigned is one of the following entities:

         (1) |_| an insurance company as defined in Section 2(13) of the Act;* or

         (2) |_| an investment company registered under the Investment Company Act or any business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940 or as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

         (3) |_| a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

         (4) |_| a plan (i) established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, the laws of which permit the purchase of securities of this type, for the benefit of its employees and (ii) the governing investment guidelines of which permit the purchase of securities of this type; or

         (5) |_| a corporation (other than a U.S. bank, savings and loan association or equivalent foreign institution), partnership, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code; or

         (6) |_| a U.S. bank, savings and loan association or equivalent foreign institution, which has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements as of a date not more than 16 months preceding the date of sale in the case of a U.S. institution or 18 months in the case of a foreign institution; or

         (7) |_| an investment adviser registered under the Investment Advisers Act; or

              b. |_| greater than $10 million, and the undersigned is a broker-dealer registered with the SEC; or

              c. |_| greater than $10 million, and the undersigned is a broker-dealer registered with the SEC and will only purchase Rule 144A securities in riskless principal transactions (as defined in Rule 144A); or


_____________________

1 Must be calculated using only securities which the undersigned beneficially held as of the date below.

* A purchase by an insurance company for one or more of its separate accounts, as defined by section 2(a)(37) of the Investment Company Act of 1940, which are neither registered nor required to be registered thereunder, shall be deemed to be a purchase for the account of such insurance company.

              d. |_| greater than $100 million, and the undersigned is an investment company registered under the Investment Company Act of 1940, which, together with one or more registered investment companies having the same or an affiliated investment adviser, owns at least $100 million of eligible securities; or

              e. |_| greater than $100 million, and the undersigned is an entity, all the equity owners of which are qualified institutional buyers.

The undersigned further certifies that it is purchasing Notes for its own account or for the account of others that independently qualify as "Qualified Institutional Buyers" as defined in Rule 144A. It is aware that the sale of the Notes is being made in reliance on its continued compliance with Rule 144A. It is aware that the transferor may rely on the exemption from the provisions of
Section 5 of the Act provided by Rule 144A. The undersigned understands that the Notes may be resold, pledged or transferred only to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance in Rule 144A.

The undersigned agrees that if at some time before the expiration of the holding period described in Rule 144 it wishes to dispose of or exchange any of the Notes, it will not transfer or exchange any of the Notes to a Qualified Institutional Buyer without first obtaining a letter in the form hereof from the transferee and delivering such certificate to the addressees hereof.

IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned Qualified Institutional Buyer on the _____ day of ___________, ____.


                                       Name of Institution
                                       Signature
                                       Name
                                       Title**


____________________
**Must be President, Chief Financial Officer, or other executive officer.

                                                                       EXHIBIT E
                                                                       ---------


            FORM OF TRANSFER CERTIFICATE FOR RULE 144A GLOBAL NOTE TO
            ---------------------------------------------------------
                REGULATION S GLOBAL NOTE DURING RESTRICTED PERIOD
                -------------------------------------------------


[Date]

U.S. Bank National Association
Corporate Trust Department -- SFS
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: NCSLT 2005-1


Re:      The National Collegiate Student Loan Trust 2005-1
         -CLASS A-5 NOTES AND CLASS A-IO NOTES
         -------------------------------------------------


Ladies and Gentlemen:

Reference is hereby made to the Indenture, dated as of February 1, 2005 (the "Agreement"), between The National Collegiate Student Loan Trust 2005-1, as Issuer (the "Issuer"), and U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

This letter relates to US $[_______] aggregate current principal amount of Class
__ Notes (the "Notes") which are held in the form of the Rule 144A Global Note (CUSIP No. _________) with the Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest for an interest in the Regulation S Global Note (CUSIP No. __________) to be held with [Euroclear] [Clearstream] (Common Code No.____________) through the Depository.

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby certify that:

         1.   the offer of the Notes was not made to a person in the United
              States,

         2. [at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States] [the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States],

         3. the transferee is not a U.S. Person within the meaning of Rule 902(o) of Regulation S nor a Person acting for the account or benefit of a U.S. Person,

         4. no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable,

         5. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and

         6. upon completion of the transaction, the beneficial interest being transferred as described above will be held with the Depository through [Euroclear] [Clearstream].

This certificate and the statements contained herein are made for your benefit and the benefit of the Indenture Trustee and the Issuer.


                                           [Insert Name of Transferor]

                                           By:_______________________________
                                              Name:
                                              Title:


Dated:

                                                                       EXHIBIT F
                                                                       ---------


            FORM OF TRANSFER CERTIFICATE FOR RULE 144A GLOBAL NOTE TO
            ---------------------------------------------------------
                REGULATION S GLOBAL NOTE AFTER RESTRICTED PERIOD
                ------------------------------------------------


U.S. Bank National Association
Corporate Trust Department -- SFS
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: NCSLT 2005-1


Re:      The National Collegiate Student Loan Trust 2005-1
         -CLASS A-5 NOTES AND CLASS A-IO NOTES
         -------------------------------------------------


Ladies and Gentlemen:

Reference is hereby made to the Indenture, dated as of February 1, 2005 (the "Agreement"), between The National Collegiate Student Loan Trust 2005-1, as Issuer (the "Issuer"), and U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

This letter relates to US $[________] aggregate current principal amount of Class __ Notes (the "Notes") which are held in the form of the Rule 144A Global Note (CUSIP No. ________) with the Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes for an interest in the Regulation S Global Note (Common Code No. _____).

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and, (i) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), the Transferor does hereby certify that:

         1.   the offer of the Notes was not made to a person in the United
              States;

         2. [at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States] [the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States];

         3. no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

         4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act,

or (ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Notes that are being transferred are not "restricted securities" as defined in Rule 144 under the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Indenture Trustee and the Issuer.


                                         [Insert Name of Transferor]


                                         By:_______________________________
                                            Name:
                                            Title:


Dated:

                                                                       EXHIBIT G
                                                                       ---------


              FORM OF TRANSFER CERTIFICATE REGULATION S GLOBAL NOTE
              -----------------------------------------------------
                TO RULE 144A GLOBAL NOTE DURING RESTRICTED PERIOD
                -------------------------------------------------


U.S. Bank National Association
Corporate Trust Department -- SFS
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: NCSLT 2005-1


Re:      The National Collegiate Student Loan Trust 2005-1
         -CLASS A-5 NOTES AND CLASS A-IO NOTES
         -------------------------------------------------


Ladies and Gentlemen:

Reference is hereby made to the Indenture, dated as of February 1, 2005 (the "Agreement"), between The National Collegiate Student Loan Trust 2005-1, as Issuer (the "Issuer"), and U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

This letter relates to US $[________] aggregate current principal amount of Class __ Notes (the "Notes") which are held in the form of the Regulation S Global Note (CUSIP No. _______) with [Euroclear] [Clearstream] (Common Code No.__________) through the Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes for an interest in the Regulation 144A Global Note (CUSIP No.____________).

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Agreement and (ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Indenture Trustee, the Issuer and placement agent of the offering of the Notes.


                                            [Insert Name of Transferor]


                                            By:_______________________________
                                                 Name:
                                                 Title:


Dated:

                                                                       EXHIBIT H
                                                                       ---------


                  FORM OF TRANSFER CERTIFICATE FOR REGULATION S
                  ---------------------------------------------
                      GLOBAL NOTE DURING RESTRICTED PERIOD
                      ------------------------------------


U.S. Bank National Association
Corporate Trust Department -- SFS
One Federal Street, 3rd Floor
Boston, Massachusetts 02111
Attention:  NCT 2005-1


Re:      The National Collegiate Student Loan Trust 2005-1
         -CLASS A-5 NOTES AND CLASS A-IO NOTES
         -------------------------------------------------


Ladies and Gentlemen:

This certificate is delivered pursuant to Section 2.04 of the Indenture, dated as of February 1, 2005 (the "Agreement"), between The National Collegiate Student Loan Trust 2005-1, as Issuer (the "Issuer"), and U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"), in connection with the transfer by the undersigned (the "Transferor") to _________________ (the "Transferee") of $__________________ current principal amount of Class ___ Notes, in fully registered form (each, an "Individual Note"), or a beneficial interest of such aggregate current principal amount in the Regulation S Global Note (the "Global Note") maintained by The Depository Trust Company or its successor as Depository under the Agreement (such transferred interest, in either form, being the "Transferred Interest").

In connection with such transfer, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and the Notes and (i) with respect to transfers made in accordance with Regulation S ("Regulation S") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the Transferor does hereby certify that:

         1. the offer of the Transferred Interest was not made to a person in the United States;

         2. [at the time the buy order was originated, the Transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the Transferee was outside the United States] [the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the undersigned nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States];

         3. the transferee is not a U.S. Person within the meaning of Rule 902(o) of Regulation S nor a person acting for the account or benefit of a U.S. Person, and upon completion of the transaction, the Transferred Interest will be held with the Depository through [Euroclear] [Clearstream];

         4. no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

         5. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

or (ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Notes that are being transferred are not "restricted securities" as defined in Rule 144 under the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Indenture Trustee and the Issuer.


                                         [Insert Name of Transferor]


                                         By:_______________________________
                                              Name:
                                              Title:


Dated:

                                                                       EXHIBIT I
                                                                       ---------


                            FORM CERTIFICATION TO BE
                 PROVIDED TO DEPOSITOR BY THE INDENTURE TRUSTEE


                  Re:      The National Collegiate Funding LLC


                  The undersigned, U.S. Bank National Association, solely in its capacity as Indenture Trustee under that certain Indenture dated as of February 1, 2005 (the "Indenture") between The National Collegiate Student Loan Trust 2005-1 and U.S. Bank National Association, hereby certifies that:

                  1. The Indenture Trustee has reviewed the annual report on Form 10-K for the fiscal year [____], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Registrant relating to the above-referenced trust;

                  2. Subject to paragraph 4 below and based on the knowledge of the officer of the Indenture Trustee signing this certification, the information in the distribution reports prepared by the Indenture Trustee, taken as a whole, does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

                  3. Based on the Indenture Trustee's knowledge, the distribution or servicing information required to be provided by the Indenture Trustee under the Indenture, to the extent received by the Indenture Trustee from the Administrator, is included in these distribution reports.

                  4. In compiling the information in the distribution reports and making the foregoing certifications, the Indenture Trustee has relied upon information furnished to it by the Administrator under the Indenture. The Indenture Trustee shall have no responsibility or liability for any inaccuracy in such reports resulting from information so provided to it by the Administrator.

                  5. For purposes of this certificate, an officer shall mean any officer of the Indenture Trustee with direct responsibility for the administration of the Indenture, and shall also mean, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge and familiarity with the particular subject.

                  Capitalized terms used and not defined herein shall have the meanings given to such terms in the Indenture.


Date:


                                      U.S. Bank National Association, solely
                                        in its capacity as Indenture Trustee

                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:



                                      H-2